File No. 333-_______

As filed with the SEC on April 16, 2010
U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549

FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
Pre-Effective Amendment No. __
Post-Effective Amendment No.  __
(Check appropriate box or boxes)

CASH TRUST SERIES, INC.
(Exact Name of Registrant as Specified in Charter)

1-800-341-7400
(Area Code and Telephone Number)
4000 Ericsson Drive
Warrendale, PA 15086-7561
(Address of Principal Executive Offices)

John W. McGonigle, Esquire
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, Pennsylvania 15222-3779
(Name and Address of Agent for Service)

Copies to:

Jennifer Eck, Esquire
Dickstein Shapiro LLP
2101 L Street, NW
Washington, DC  20037-1526
(202) 828-2218

Acquisition of the assets of

HILLIARD-LYONS GOVERNMENT FUND, INC.

By and in exchange for shares of

GOVERNMENT CASH SERIES
a portfolio of Cash Trust Series, Inc.

Approximate Date of Proposed Public Offering: As soon as
practicable after this Registration Statement becomes effective under the Securities Act of 1933, as amended.

Title of Securities Being Registered: Shares of Government Cash Series,
par value $0.001 per share

It is proposed that this filing will become effective
on June 1, 2010 pursuant to Rule 488.

No filing fee is due because Registrant is relying on Section 24(f) of the Investment Company Act of 1940, as amended.

Dear Shareholder,

We are pleased to announce that after extensive review, Hilliard Lyons has decided to utilize the services of Federated Investors, Inc. to provide money market fund investments for our clients’ accounts. Since 1955, millions of investors in the United States and around the globe have relied on Federated Investors, Inc. (NYSE: FII) (“Federated”) for world-class investment management.  Federated has grown to become one of the nation’s largest investment managers with more than $389 billion in assets under management as of December 31, 2009, including over $313 billion in various  money market funds.

Federated provides comprehensive investment management to more than 5,400 institutions and intermediaries (corporations, government entities, insurance companies, foundations and endowments, banks and broker/dealers) and is a component of the S&P 500 Index.

The Hilliard-Lyons Government Fund, Inc. will be reorganized into Government Cash Series, a portfolio of Cash Trust Series, Inc., and a money market mutual fund within the Federated family of mutual funds.  This reorganization is expected to occur on or about July 23, 2010.

As you can see by reading the enclosed materials, Federated can offer its fund shareholders new services previously unavailable to owners of the Hilliard-Lyons Government Fund.

Please take the time to read and understand the material closely.  While you do not need to take any action with respect to the reorganization, you may need to take some action to take advantage of all the services Federated has to offer.

We have been very pleased with the relationship that we have had with Federated over the years, and look forward to expanding it to include money market funds. After you review the material, we believe that you will be pleased with the enhanced features Federated provides.

Sincerely,

James R. Allen
Chief Executive Officer

PROSPECTUS/INFORMATION STATEMENT

June  , 2010

RELATING TO THE ACQUISITION OF THE ASSETS OF

HILLIARD-LYONS GOVERNMENT FUND, INC.

500 West Jefferson Street
Louisville, Kentucky 40202-2823
Telephone No:  1-800-444-1854

BY AND IN EXCHANGE FOR SHARES OF

GOVERNMENT CASH SERIES
A portfolio of Cash Trust Series, Inc.

Federated Investors Funds
4000 Ericsson Drive
Warrendale, Pennsylvania  15086-7561
Telephone No:  1-800-341-7400

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY

This Prospectus/Information Statement is being furnished to shareholders of Hilliard-Lyons Government Fund, Inc. (the “Hilliard Fund”) in connection with an Agreement and Plan of Reorganization (the “Plan”), dated as of March 19, 2010, by and between Cash Trust Series, Inc., a Maryland corporation (the “Federated Corporation”), with respect to Government Cash Series (the “Federated Fund”), a series of the Federated Corporation, and the Hilliard Fund, a Maryland corporation. For purposes of this Prospectus/Information Statement, the Hilliard Fund and the Federated Fund may be referred to individually, as applicable, as a “Fund” and, collectively, as the “Funds”.  Both Funds are money market mutual funds that are subject to Rule 2a-7 under the Investment Company Act of 1940, as amended, the regulation which governs money market mutual funds.

Under the Plan, the Hilliard Fund will transfer all or substantially all of its assets to the Federated Fund in exchange solely for shares of the Federated Fund (the “Reorganization”).  The Hilliard Fund will then distribute, pro rata to its shareholders of record, determined as of the date of the Reorganization (the “Closing Date”), all of the Federated Fund shares received by the Hilliard Fund in redemption of all outstanding shares of the Hilliard Fund and in complete liquidation and dissolution of the Hilliard Fund.  After the liquidating distribution is made by the Hilliard Fund, the Hilliard Fund will have no shares of stock outstanding.  Certificates representing shares of the Hilliard Fund, if any, should be turned in to the Hilliard Fund and will be cancelled by the Hilliard Fund upon the Reorganization being consummated.  The Hilliard Fund will be required to discharge all of its liabilities and obligations prior to the consummation of the Reorganization. The Federated Fund will be the accounting survivor in the Reorganization. From and after June 1, 2010, the Hilliard Fund will stop accepting new accounts, and such new accounts will be directed to the Federated Fund.  Existing accountholders on June 1, 2010, will be able to continue to make investments in the Hilliard Fund until a few days prior to the Closing Date.  The Hilliard Fund may stop accepting new investments, and purchasing portfolio securities, a few days prior to the Closing Date of the Reorganization in order to facilitate the transfer of its portfolio securities to the Federated Fund as part of the Reorganization.  As a result of the Reorganization, each owner of the Hilliard Fund will become the owner of Federated Fund shares, having an amount equal in value to the aggregate net asset value (“NAV”) of his or her holdings in the Hilliard Fund as of the Closing Date.  As soon as practicable after the distribution and liquidation of the Hilliard Fund described above, the Hilliard Fund will take steps to wind up its affairs and to have its existence dissolved in accordance with Maryland law and other applicable requirements, and shall file with the Securities and Exchange Commission (“SEC”) an application for deregistration as an investment company on Form N-8F and such other filings as may be required.  The Reorganization will result in a complete liquidation and dissolution of the Hilliard Fund.

This Prospectus/Information Statement will be mailed to shareholders of record of the Hilliard Fund as of June 1, 2010 (the “Record Date”).

The Plan has been approved by the Board of Directors of the Hilliard Fund and the Board of Directors of the Federated Corporation on behalf of the Federated Fund.  The Board of Directors of the Hilliard Fund determined that participation in the Reorganization is in the best interests of the Hilliard Fund.  The Board of Directors of the Federated Fund determined that participation in the Reorganization is in the best interests of the Federated Fund.  Information on the rationale for the Reorganization is included in this Prospectus/Information Statement in the section entitled “Summary – Rationale for the Proposed Reorganization.” For purposes of this Prospectus/Information Statement, the Board of Directors of the Hilliard Fund and the Board of Directors of the Federated Corporation are each referred to, as applicable, as the “Board”.

The Plan is not required to be approved by the shareholders of the Hilliard Fund.  Accordingly, shareholders of the Hilliard Fund are not being asked to vote on or approve the Plan.

The Reorganization is expected to be a tax-free reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). For information on the tax consequences of the Reorganization, see the sections entitled “Summary – Tax Consequences” and “Information About the Reorganization – Federal Income Tax Consequences” in this Prospectus/Information Statement.

The investment objectives of the Funds are similar. The Hilliard Fund seeks preservation of capital, liquidity and the highest possible level of current income consistent with these objectives. The Federated Fund’s objective is to seek current income consistent with the stability of principal and liquidity.  For a comparison of the investment objectives, policies, limitations and risks of the Hilliard Fund and the Federated Fund, see the section entitled “Summary – Comparison of Investment Objectives, Policies, Limitations and Risks” in this Prospectus/Information Statement.  Information concerning Hilliard Fund shares, as compared to the shares of the Federated Fund, is included in this Prospectus/Information Statement in the sections entitled “Summary – Procedures for Purchasing, Redeeming and Exchanging Shares,” “Summary – Comparative Fee Tables,” “Summary – Comparisons of Investment Objectives, Policies, Limitations, and Risks” and “Information about the Reorganization – Description of the Federated Fund’s Shares and Capitalization”.

The investment adviser for the Hilliard Fund is J.J.B. Hilliard, W.L. Lyons, LLC (the “Hilliard Adviser”), and the investment adviser for the Federated Fund is Federated Investment Management Company (the “Federated Adviser”).

In addition to this Prospectus/Information Statement, certain shareholders of the Hilliard Fund who are customers of the Hilliard Adviser, in its capacity as a registered broker-dealer, also will receive a negative consent letter in compliance with NASD Rule 2510(d), in order to provide the Hilliard Adviser, in its capacity as a registered broker-dealer, with the authority to invest/sweep such customers’ cash account assets into the Federated Fund after the Reorganization is consummated.

This Prospectus/Information Statement should be retained for future reference.  It sets forth concisely the information about the Funds that a prospective investor should know before investing and it should be read and retained by investors for future reference.   This Prospectus/Information Statement is accompanied by the Prospectus for the Federated Fund dated July 31, 2009, which is incorporated herein by reference.  A Statement of Additional Information (“SAI”) for the Federated Fund dated July 31, 2009 (relating to the Federated Fund’s Prospectus of the same date), as well as an SAI dated June , 2010, relating to this Prospectus/Information Statement), all containing additional information, have been filed with the SEC and are incorporated herein by reference.  The Prospectus and SAI dated January 1, 2010, for the Hilliard Fund also are incorporated herein by reference.  Further information about the Federated Fund’s performance is contained in its Annual Report dated May 31, 2009, as well as its Semi-Annual Report dated November 30, 2009, which are incorporated herein by reference.  Further information about the performance of the Hilliard Fund is contained in its Annual Report dated August 31, 2009, which is incorporated herein by reference.  Copies of these materials and other information about the Federated Fund and the Hilliard Fund may be obtained without charge by writing to or calling the Federated Fund or the Hilliard Fund at the addresses and telephone numbers shown on the previous pages.

This Prospectus/Information Statement is expected to be sent to shareholders of the Hilliard Fund on or about June 11, 2010.

SHAREHOLDER APPROVAL IS NOT REQUIRED TO EFFECT THE REORGANIZATION. NO ACTION ON YOUR PART IS REQUIRED TO EFFECT THE REORGANIZATION.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS/INFORMATION STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS/INFORMATION STATEMENT AND IN THE MATERIALS EXPRESSLY INCORPORATED HEREIN BY REFERENCE AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUNDS.

SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK.  SHARES OF THE FUNDS ARE NOT FEDERALLY INSURED BY, GUARANTEED BY, OBLIGATIONS OF, OR OTHERWISE SUPPORTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY.  AN INVESTMENT IN THE FUNDS INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

TABLE OF CONTENTS

Page

SUMMARY

Reasons For The Proposed Reorganization
Tax Consequences
Comparison Of Investment Objectives, Policies, Limitations and Risks
Comparative Fee Tables
Comparison Of Potential Risks And Rewards;  Performance Information
Financial Highlights
Investment Adviser
Investment Advisory Fees and Other Fees/Expenses
Procedures For Purchasing, Redeeming And Exchanging Shares
Dividends and Distributions; Tax Information; Frequent Trading;
          Portfolio Holdings Disclosure Policies

INFORMATION ABOUT THE REORGANIZATION

Description of the Agreement and Plan of Reorganization
Costs of the Reorganization
Description of the Hilliard fund's and Federated Fund's Shares and Capitalization
Federal Income Tax Consequences
Agreement Between Federated and The Hilliard Adviser
Comparative Information on Shareholder Rights

INFORMATION ABOUT THE FEDERATED FUND AND HILLIARD FUND

Where to Find Additional Information
Legal Proceedings

ADDITIONAL INFORMATION ABOUT THE FUNDS

Share Ownership of the Funds
Interests of Certain Persons

OTHER MATTERS

ANNEX A -- FORM OF AGREEMENT AND PLAN OF REORGANIZATION

ANNEX B -- FINANCIAL HIGHLIGHTS

SUMMARY

This Summary is qualified in its entirety by reference to the additional information contained elsewhere in this Prospectus/Information Statement, or incorporated by reference into this Prospectus/Information Statement.

A copy of the Form of Agreement and Plan of Reorganization (the “Plan”), by and between Cash Trust Series, Inc., a Maryland corporation (the “Federated Corporation”), with respect to Government Cash Series (the “Federated Fund”), a series of the Federated Corporation, and Hilliard-Lyons Government Fund, Inc. (the “Hilliard Fund”), a Maryland corporation, pursuant to which the reorganization will be conducted is attached to this Prospectus/Information Statement as Annex A.  For purposes of this Prospectus/Information Statement, the Hilliard Fund and the Federated Fund may be referred to individually, as applicable, as a “Fund” and, collectively, as the “Funds”.  Both Funds are money market mutual funds that are subject to Rule 2a-7 under the Investment Company Act of 1940, as amended, the regulation which governs money market mutual funds.

Under the Plan, the Hilliard Fund would transfer all or substantially all of its assets to the Federated Fund solely in exchange for shares of the Federated Fund (the “Reorganization”).  The Hilliard Fund will then distribute, pro rata to its shareholders of record, determined as of the date of the Reorganization (the “Closing Date”), all of the Federated Fund shares received by the Hilliard Fund in redemption of all outstanding shares of the Hilliard Fund and in complete liquidation and dissolution of the Hilliard Fund.  After the liquidating distribution is made by the Hilliard Fund, the Hilliard Fund will have no shares of stock outstanding.  Certificates representing shares of the Hilliard Fund, if any, should be turned in to the Hilliard Fund and will be cancelled by the Hilliard Fund upon the Reorganization being consummated.  The Hilliard Fund will be required to discharge all of its liabilities and obligations prior to the consummation of the Reorganization.  The Federated Fund will be the accounting survivor in the Reorganization.  From and after June 1, 2010, the Hilliard Fund will stop accepting new accounts, and such new accounts will be directed to the Federated Fund.  Existing accountholders on June 1, 2010, will be able to continue to make investments in the Hilliard Fund until a few days prior to the Closing Date.  The Hilliard Fund may stop accepting new investments, and purchasing portfolio securities, a few days prior to the Closing Date of the Reorganization in order to facilitate the transfer of its portfolio securities to the Federated Fund as part of the Reorganization.  As a result of the Reorganization, each owner of the Hilliard Fund will become the owner of Federated Fund shares, having an amount equal in value to the aggregate NAV of his or her holdings in the Hilliard Fund as of the Closing Date.  As soon as practicable after the distribution and liquidation of the Hilliard Fund described above, the Hilliard Fund will take steps to wind up its affairs and to have its existence dissolved in accordance with Maryland law and other applicable requirements, and shall file with the SEC an application for deregistration as an investment company on Form N-8F and such other filings as may be required.  The Reorganization will result in a complete liquidation and dissolution of the Hilliard Fund.

The investment adviser for the Hilliard Fund is J.J.B. Hilliard, W.L. Lyons, LLC (the “Hilliard Adviser”), and the investment adviser for the Federated Fund is Federated Investment Management Company (the “Federated Adviser”).

The Financial Highlights for the Hilliard Fund and the Federated Fund are attached to this Prospectus/Information Statement as Annex B.

For more complete information, please read the Prospectus of the Hilliard Fund and the Federated Fund. The Prospectus for the Federated Fund accompanies this Prospectus/Information Statement.

In addition to this Prospectus/Information Statement, certain shareholders of the Hilliard Fund who are customers of the Hilliard Adviser, in its capacity as a registered broker-dealer, also will receive a negative consent letter in compliance with NASD Rule 2510(d), in order to provide the Hilliard Adviser, in its capacity as a registered broker-dealer, with the authority to invest/sweep such customers’ cash account assets into the Federated Fund after the Reorganization is consummated.

Reasons for the Proposed Reorganization

The Board of Directors of the Hilliard Fund, (the “Hilliard Board”), including a majority of the directors who are not “interested persons,” within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”), determined that participation in the Reorganization is in the best interests of the Hilliard Fund.  The Board of Directors of the Federated Corporation (the “Federated Board”), including a majority of the directors who are not “interested persons,” determined that participation in the Reorganization is in the best interests of the Federated Fund. For purposes of this Prospectus/Information Statement, the Board of Directors of the Hilliard Fund and the Board of Directors of the Federated Corporation are each referred to, as applicable, as the “Board”.

The Hilliard Board was presented with various information regarding the Reorganization during its regular meeting on December 16, 2009, which representatives of the Hilliard Adviser and Federated attended and provided information to the Board regarding the Reorganization. The Hilliard Board also met at its regular meeting on March 18, 2010 to further consider the Reorganization, which representatives of the Hilliard Adviser attended.  The Hilliard Board was informed that the Reorganization is being completed for financial and strategic reasons. In particular, the Hilliard Adviser has determined to discontinue its sponsorship of the Hilliard Fund.  The Hilliard Board was informed that there are concerns about the ability of the Hilliard Fund to continue to operate at current expense levels, and about the continued overall viability of the Hilliard Fund, given the relatively small average shareholder account size.  Accordingly, alternatives have been actively pursued that would allow shareholders of the Hilliard Fund to (i) continue to pursue their original investment objectives through a tax-free combination of the Hilliard Fund with a comparable portfolio of another fund group; (ii) become part of a larger and more diverse family of mutual funds; (iii) invest in a larger combined fund with increased long-term growth prospects; and (iv) invest in a family of mutual funds managed by a large investment adviser with extensive money market fund experience.  After discussions between representatives of the Hilliard Adviser and the Federated Adviser, the Hilliard Adviser recommended to the Hilliard Board that it consider and approve the Reorganization as being in the best interests of the Hilliard Fund and its shareholders. In recommending that the Hilliard Board consider and approve the Plan for the Reorganization, the Hilliard Adviser noted, among other things, Federated’s commitment to its mutual fund business, including growing its money market fund business, the compatibility between the Hilliard Fund and the Federated Fund in terms of investment objectives and investment strategies, the long-term performance record of the Federated Fund, the broad distribution capacity of Federated Investors, Inc. (“Federated”), and the additional cash management services that would be available to Hilliard Fund shareholders after the Reorganization is consummated.

The Hilliard Board was informed that the Reorganization would give the Hilliard Fund’s shareholders the opportunity to participate in a significantly larger overall fund family and in the Federated Fund with a similar investment objective and substantially similar strategy.  Federated, through its advisory subsidiaries (including the Federated Adviser), is one of the largest investment managers in the United States. As of December 31, 2009, Federated’s advisory subsidiaries had assets under management that totaled approximately $389.3 billion, with approximately 145 funds, including approximately 50 money market funds (nearly all of which were managed by the Federated Adviser), and a variety of separately managed account options.

At the December 16, 2009 meeting of the Hilliard Board, the Hilliard Board was further informed regarding Federated’s commitment to its mutual fund business, including growing its money market fund business.  Information was made available to the Hilliard Board regarding the qualifications and stability of the investment personnel and management for the Federated Adviser and Federated Fund, including the security selection process, and the resources and enterprise commitment of the Federated Adviser devoted to compliance and risk management functions.  Information was also made available to the Hilliard Board regarding Federated’s distribution capabilities.  For additional information regarding Federated, please see the section entitled “Summary – Investment Adviser” in this Prospectus/Information Statement.

The Hilliard Board was also informed that the investment objectives of the Hilliard Fund and Federated Fund are similar. The Hilliard Fund seeks preservation of capital, liquidity and the highest possible level of current income consistent with these objectives. The Federated Fund’s objective is to seek current income consistent with the stability of principal and liquidity.  Both Funds have the same Lipper classification of U.S. Government Money Market Fund, and fall within the same iMoneyNet Category of Government and Agency Retail.

At the December 16, 2009 meeting of the Hilliard Board, the portfolio manager of the Federated Fund discussed (a) the Federated Fund’s use of repurchase agreements, including the operational, legal and credit procedures in place for the Federated Fund’s use of repurchase agreement transactions, as well as the potential yield and liquidity benefit of using such investments in the management of the Federated Fund, (b) the Federated Adviser’s credit policies in general, (c) the difference in philosophy between the Hilliard Fund and the Federated Fund regarding floating rate securities, including Federal Deposit Insurance Corporation (“FDIC”) guaranteed securities, and (d) the risk profile of the Hilliard Fund, taking into account the longer stated (or legal) final maturity dates, or dates on which payment may be demanded, for its portfolio securities (the “Spread Weighted Average Maturity” or “Spread WAM”).  While the investment strategies of the Hilliard Fund and the Federated Fund are substantially similar, the Hilliard Adviser also noted to the Hilliard Board that differences exist:  (i) for fixed-rate Treasury or agency securities, the Federated Fund invests primarily in a portfolio of U.S. Treasury and government agency securities maturing in 397 days or less whereas the Hilliard Fund typically invests in fixed-rate U.S. Treasury and government agency securities maturing in six months or less; (ii) the Federated Fund uses repurchase agreements with counterparties believed to be of high quality as a means of managing liquidity and as a foundation for a barbelled portfolio structure, whereas the Hilliard Fund utilizes a short-term ladder of Treasury or agency securities to meet liquidity needs;  (iii) the Hilliard Fund invests in securities issued by certain financial institutions participating in the Temporary Liquidity Guarantee Program adopted by the FDIC, whereas the Federated Fund is able to but has not yet participated in these offerings; (iv) the Federated Fund may invest in callable agency securities, in which the Hilliard Fund does not invest; and (v) the Federated Fund may invest its assets in securities of other investment companies, including the securities of affiliated money market funds, as an efficient means of implementing its investment strategies and/or investing its uninvested cash.

The Hilliard Board was also made aware that there are differences in the investment policies or limitations of the Funds which are attributable primarily to the fact that the Federated Fund is part of the Federated “family” of funds, and, therefore, has policies that are consistent with other funds in the Federated family of mutual funds.   For example, the following policies/limitations of the Federated Fund are non-fundamental, and may be changed by the Federated Board without shareholder approval, whereas corresponding Hilliard Fund policies/limitations are fundamental, and may not be changed without shareholder approval:  (a) pledging assets, (b) purchases on margin, and (c) illiquid securities and restricted securities.  The Hilliard Fund also has several policies/limitations that the Federated Fund does not have.  It was noted that the principal risks of the Funds are substantially the same. As mentioned above, since the Federated Fund may invest in callable securities, it is subject to call risks. The Prospectus for the Federated Fund also discloses risks associated with investing share purchase proceeds as a principal risk factor for the Federated Fund.  The Prospectus for the Hilliard Fund also discloses that redemption risk as a principal risk factor for the Hilliard Fund.  The investment objectives, policies, limitations and risks of the Hilliard Fund and the Federated Fund are discussed in the section entitled “Summary – Comparison of Investment Objectives, Policies, Limitations and Risks” in this Prospectus/Information Statement.

The Hilliard Board also was made aware of the expense ratio and performance of the Federated Fund.  The Federated Fund has a higher gross management fee of 0.50% compared to the advisory fee with breakpoints paid by the Hilliard Fund, which amounted to 0.28% for the Hilliard Fund for the fiscal year ended August 31, 2009. In addition, the Federated Fund has a higher stated total gross expense ratio of 1.36% (which includes a stated 0.35% Rule 12b-1 fee not imposed by the Hilliard Fund), compared to 0.73% for the Hilliard Fund.  As of March 31, 2010, the Federated Fund was being operated at a net expense ratio of 0.11% and the Hilliard Fund was being operated at a net expense ratio of 0.22% due to additional voluntary waivers.  These additional voluntary waivers generally are being implemented, in large part, in order to maintain at least a one basis point yield on the Funds in the current market environment.  After the Reorganization is consummated, it is expected that the pro forma gross expenses of the Federated Fund would decrease from 1.36% to 1.31%.  See “Summary – Comparative Fee Tables – Fees and Expenses” below in this Prospectus/Information Statement for more information.  As of March 31, 2010, the 7-day yield and 30-day yield of the Federated Fund were 0.01% and 0.01%, respectively, and the 7-day yield and 30-day yield of the Hilliard Fund were 0.01% and 0.01%, respectively.  While the performance of the Federated Fund generally has trailed that of the Hilliard Fund on a 1-year, 3-year, 5-year and 10-year basis, the Hilliard Board was informed that the Federated Fund performance has been competitive.  The Hilliard Board was provided with information regarding the performance of the Federated Fund and discussions were undertaken regarding the relative underperformance of the Federated Fund when compared to the Hilliard Fund.  It was noted that the long-term performance of the Federated Fund in a variety of market conditions was evidence of the viability of the Federated Fund from the perspective of long-term management.  For additional information regarding fees, expenses and performance of each of the Funds, see the sections entitled “Summary – Comparative Fee Tables,” “Summary – Comparison Of Potential Risks And Rewards;  Performance Information” and “Summary – Investment Advisory Fees and Other Fees/Expenses” in this Prospectus/Information Statement.

The Hilliard Board was informed that the Hilliard Fund’s shareholders will be receiving shares of the Federated Fund in a Reorganization that is intended to be a tax-free reorganization under Section 368(a) of the Code.  In the opinion of the Hilliard Adviser, the Reorganization would generally provide a more preferable tax result for shareholders as compared to a liquidation of the Hilliard Fund (which generally would result in taxable redemptions). The Hilliard Board also was informed that, as an open-end management investment company incorporated in the State of Maryland but domiciled in the Commonwealth of Pennsylvania, the Federated Fund is subject to the Pennsylvania Franchise Tax.  This franchise tax is assessed annually on the value of the Federated Fund, as represented by average net assets for the tax year.  For additional information on the tax consequences of the Reorganization, see the sections entitled “Summary – Tax Consequences” and “Information About the Reorganization – Federal Income Tax Consequences” in this Prospectus/Information Statement.  The Hilliard Board also was advised that the Reorganization is preferable to other methods of transferring shareholder accounts to other money market funds from a portfolio management perspective because it does not involve a liquidation of Hilliard Fund assets.

The Hilliard Board was advised that the Hilliard Fund and Federated Fund would not bear any expenses associated with their participation in the Reorganization, and that all expenses associated with the Reorganization would be borne by the Hilliard Adviser and Federated Adviser, or their affiliates, as mutually agreed between them, except the Federated Fund may bear expenses associated with the qualification of the Federated Fund’s shares on an as incurred basis and the Funds may incur transaction expenses associated with the purchase and/or sale of portfolio securities to the extent that any transition of portfolio securities is required in connection with the Reorganization.  Prior to the Reorganization being consummated, the Hilliard Adviser may sell from the portfolio of the Hilliard Fund certain securities to better align the portfolios of the Hilliard Fund and the Federated Fund. Promptly after the Hilliard Board’s March 18, 2010 regular meeting, the Hilliard Fund filed a supplement to its registration statement informing shareholders of the proposed Reorganization.  Based on feedback from certain financial intermediaries since the supplement was filed, it is likely that certain shareholders will redeem, or be redeemed by their financial intermediaries, from the Hilliard Fund prior to the Reorganization.  Any redemption requests may require the Hilliard Adviser to sell securities of the Hilliard Fund to meet such redemption requests.  Given the types of money market securities in which the Hilliard Fund and Federated Fund invest, it is not anticipated that the transaction expenses relating to such dispositions and acquisitions of portfolio securities would be significant.

The Hilliard Adviser also summarized the terms of a purchase agreement (the “Purchase Agreement”) entered into by Federated and the Hilliard Adviser, which is further described under “Information About the Reorganization – Agreement between Federated and the Hilliard Adviser” in this Prospectus/Information Statement.  Under the terms of the Purchase Agreement, the Hilliard Adviser will sell to Federated certain assets relating to the Hilliard Adviser’s business of providing investment management services to the Hilliard Fund.  The Purchase Agreement includes provisions relating to the payment/sharing of transaction expenses and related matters.  The Purchase Agreement also contains provisions pursuant to which the parties agree to use commercially reasonable efforts not to cause, and to prevent their respective affiliates from causing, a violation of Section 15(f) of the 1940 Act in connection with the transactions contemplated by the Purchase Agreement, including the Reorganization.  In connection with the Purchase Agreement, it is also anticipated that the Hilliard Adviser may, under agreements with Federated, be eligible to receive distribution or servicing fees on shareholder accounts for which the Hilliard Adviser, or its affiliates, serves as the broker-dealer of record and performs services.  It also is anticipated that the Hilliard Adviser and its affiliates may be eligible to received Federated-paid supplemental payments for services rendered to the Federated funds (including the Federated Fund).

Given the above considerations, the Hilliard Adviser advised the Hilliard Board that it believes that the Reorganization will result in shareholders of the Hilliard Fund receiving shares in a compatible, larger and thus more viable combined money market fund, and that the benefits to Hilliard Fund shareholders of investing in a competitive Federated Fund with greater long-term viability as part of a larger mutual fund complex justify a determination that the Reorganization is in the best interests of Hilliard Fund shareholders.

From and after June 1, 2010, the Hilliard Fund will stop accepting new accounts, and such new accounts will be directed to the Federated Fund.  Existing accountholders on June 1, 2010, will be able to continue to make investments in the Hilliard Fund until a few days prior to the Closing Date.  The Hilliard Board was informed that the Hilliard Fund may stop accepting new investments, and purchasing portfolio securities, a few days prior to the Closing Date of the Reorganization in order to facilitate the transfer of its portfolio securities to the Federated Fund as part of the Reorganization.

The Hilliard Board was also informed that, concurrently with the Reorganization transaction, the Hilliard Adviser and its affiliates would be seeking the consent of shareholders of other sweep accounts maintained by the Hilliard Adviser or its affiliates that provide for the automatic investment of net cash balances into shares of money market funds (other than the Hilliard Fund or the Federated Fund), and the automatic redemption of such shares to pay obligations incurred by such accounts.  These consents would be sought in order to obtain the authority to transfer the cash balances invested in such other sweep accounts to the Federated Fund or to another money market mutual fund for which the Federated Adviser or its affiliates serves as investment adviser.  As permitted under the rules of the Financial Industry Regulatory Authority (“FINRA”), such consents may be obtained by using negative consent letters.  After the consents are obtained (for example, after the expiration of the period specified in such negative consent letters for an account holder to elect out of the transfers contemplated in such letters), the Hilliard Adviser or its affiliates will enter the redemption and purchase orders, and take any other commercially reasonably actions, necessary or appropriate to effect the transfers of the assets from such other sweep accounts to the Federated Fund or to another money market mutual fund for which the Federated Adviser or its affiliates serves as investment adviser on or before the Closing Date.

At its March 18, 2010 regular meeting, the Hilliard Board discussed the information it had received at its December 16, 2009 regular meeting and updates to the information.  Representatives of the Hilliard Adviser also presented updated information relating to the Reorganization.  The Hilliard Board discussed various factors in considering the Reorganization as further described below.

In light of the above rationale and considerations, in considering the proposed Reorganization, the Hilliard Board took into account a number of factors, including:

•
The Hilliard Board considered, in particular, that the Hilliard Adviser has determined to discontinue its sponsorship of the Hilliard Fund.  The Hilliard Board also considered the concerns about the ability of the Hilliard Fund to continue to operate at current expense levels, and about the continued overall viability of the Hilliard Fund, given the relatively small average shareholder account size.

•
That the Reorganization provides to Hilliard Fund shareholders the opportunity to participate in a significantly larger overall fund family and in the Federated Fund with a similar investment objective and substantially similar strategy.  The Hilliard Board noted that Federated, one of the largest investment management firms in the United States, had advisory subsidiaries with assets under management as of December 31, 2010, that totaled approximately $389.3 billion, with approximately 145 funds, including approximately 50 money market funds (nearly all of which were managed by the Federated Adviser), and a variety of separately managed account options.  For information regarding Federated, please see the section entitled “Summary – Investment Adviser” in this Prospectus/Information Statement.

•
Federated’s commitment to the mutual fund business, including growing its money market fund business, and broad distribution capacity.  The Hilliard Board noted the qualifications and stability of the investment personnel and management for the Federated Adviser and Federated Fund, including the security selection process.  The Hilliard Board noted the additional cash management services available to Hilliard Fund shareholders after the Reorganization is consummated, as further described in “Investment Advisory Fees and Other Expenses—Redemptions and Exchanges” below.  The Hilliard Board also noted the level of resources and enterprise commitment of the Federated Adviser to compliance and risk management functions.  The Board also noted Federated’s distribution capabilities.  For additional information regarding Federated, please see the section entitled “Summary – Investment Adviser” in this Prospectus/Information Statement.

•
The similar investment objectives of the Hilliard Fund and the Federated Fund, and the substantially similar investment strategies, with some exceptions, of the Hilliard Fund and the Federated Fund, as described above.  For a comparison of the investment objectives, policies, limitations and risks of the Hilliard Fund and the Federated Fund, see the section entitled “Summary – Comparison of Investment Objectives, Policies, Limitations and Risks” in this Prospectus/Information Statement.

•
The expense ratio and performance of the Federated Fund, and the discussion at the December 16, 2009 Hilliard Board meeting related thereto, as described above.  For additional information regarding fees, expenses and performance of each of the Fund, see the sections entitled “Summary – Comparative Fee Tables”, “Summary – Comparison Of Potential Risks And Rewards;  Performance Information” and “Summary – Investment Advisory Fees and Other Fees/Expenses” in this Prospectus/Information Statement.

•
The intended tax-free status of the Reorganization.  The Hilliard Board considered that the Hilliard Fund’s shareholders will be receiving shares of the Federated Fund in a Reorganization that is intended to be a tax-free reorganization under Section 368(a) of the Code and that, in the opinion of the Hilliard Adviser, the Reorganization would generally provide a more preferable tax result for shareholders as compared to liquidating the Hilliard Fund (which generally would result in taxable redemptions).  For additional information on the tax consequences of the Reorganization, see the sections entitled “Summary – Tax Consequences” and “Information About the Reorganization – Federal Income Tax Consequences” in this Prospectus/Information Statement.  The Hilliard Board also recognized the Hilliard Adviser’s point that the Reorganization is preferable to other methods of transferring shareholder accounts to other money market funds from a portfolio management perspective because it does not involve a liquidation of Hilliard Fund assets.

•
That the Hilliard Fund and Federated Fund would not bear any expenses associated with their participation in the Reorganization, and that all expenses associated with the Reorganization would be borne by the Hilliard Adviser and Federated Adviser, or their affiliates, as mutually agreed between them, except the Federated Fund may bear expenses associated with the qualification of the Federated Fund’s shares on an as incurred basis and the Funds may incur transaction expenses associated with the purchase and/or sale of portfolio securities to the extent that any transition of portfolio securities is required in connection with the Reorganization.  For additional information regarding the cost of the Reorganization, see the section titled “Information about the Reorganization – Costs of the Reorganization” in this Prospectus/Information Statement.

•
The Hilliard Adviser’s belief that the Reorganization will result in shareholders of the Hilliard Fund receiving shares in a compatible, larger and thus more viable combined money market fund, and that the benefits to Hilliard Fund shareholders of investing in a competitive Federated Fund with greater long-term viability as part of a larger mutual fund complex justify a determination that the Reorganization is in the best interests of Hilliard Fund shareholders.

•
That the Hilliard Adviser and Federated have entered into the Purchase Agreement regarding the sale by the Hilliard Adviser of certain assets to Federated, which contains provisions intended to address the requirements of Section 15(f) of the 1940 Act and provides that the Hilliard Adviser will assume any liabilities of the Hilliard Fund that have not been discharged by the Hilliard Fund on or prior to the date on which the Reorganization is consummated.  The Board also considered the anticipated distribution, servicing and supplemental fees that the Hilliard Adviser and its affiliates may be eligible to receive, and noted that such fees would be paid for bona fide services to be provided by the Hilliard Adviser or its affiliates after the Reorganization is consummated.

•	The anticipated benefits to the Federated Adviser, such as increased advisory revenues and administration services revenue due to increased assets.

Given the above factors, the Hilliard Adviser recommended to the Hilliard Board, and the Hilliard Board concluded, that when considering the totality of the factors, the Reorganization is in the best interests of the shareholders of the Hilliard Fund and that the dissolution of the Hilliard Fund is advisable.

Based on the foregoing, at its March 18, 2010 regular meeting, the Hilliard Board, including a majority of the directors who are not “interested persons,” through an exercise of its business judgment, approved the Plan for the Reorganization on behalf of the Hilliard Fund and determined that the Reorganization is in the best interests of the shareholders of the Hilliard Fund and that the dissolution of the Hilliard Fund is advisable.

The Federated Adviser also recommended the Reorganization to the Federated Board primarily because, in the opinion of the Federated Adviser, the Federated Fund’s shareholders will benefit from the increase in the Federated Fund’s assets resulting from the Reorganization.  After the Reorganization is consummated, as a result of the increase in assets, it is expected that the pro forma gross expenses of the Federated Fund would decrease from 1.36% to 1.31%.  See “Summary – Comparative Fee Tables – Fees and Expenses” below in this Prospectus/Information Statement for more information.  After the Reorganization, it is anticipated that the Federated Fund’s portfolio will contain additional securities, and certain of these securities will likely be attractively priced relative to direct market alternatives. Given the shorter-term nature of certain other securities, it also is anticipated that the Federated Fund will likely have additional liquidity to pursue reinvestment opportunities. Based on these factors, although no guarantee can be provided, the Federated Board was also informed by the Federated Adviser that the increase in the Federated Fund’s assets may benefit the Federated Fund’s performance over time.  As of March 31, 2010, the Hilliard Fund had $1,849,714,535 in total net assets and the Federated Fund had $748,181,021 in total net assets.  After considering a number of factors, including the opinion of the Federated Adviser and the factors identified in the preceding sentences, the Federated Adviser recommended to the Federated Board, and the Federated Board concluded, that when considering the totality of the factors, the Reorganization is in the best interests of the shareholders of the Federated Fund.  Based on the foregoing, at the Federated Board’s meeting held on February 11, 2010, the Federated Board, including a majority of the directors who are not “interested persons,” through an exercise of its business judgment, approved the Plan for the Reorganization on behalf of the Federated Fund and determined that the Reorganization is in the best interests of the shareholders of the Federated Fund.

Tax Consequences

Tax-Free Reorganization under Internal Revenue Code of 1986, as amended

The Reorganization is expected to qualify as a tax-free reorganization under Section 368(a) of the Code.  As a condition to the Reorganization, the Hilliard Fund and the Federated Fund will receive an opinion of counsel that the Reorganization will be considered a tax-free “reorganization” under applicable provisions of the Code, so that no gain or loss will be recognized directly as a result of the Reorganization by the Hilliard Fund or the Federated Fund or the shareholders of the Hilliard Fund.  The aggregate tax basis of the Federated Fund shares received by the shareholders of the Hilliard Fund will be the same as the aggregate tax basis of their shares in the Hilliard Fund.  The holding period of the Federated Fund shares received by each shareholder of the Hilliard Fund will include the period during which the Hilliard Fund shares  exchanged therefor were held by such shareholder (provided the Hilliard Fund shares are held as capital assets at the time of the Reorganization).

Distributions and Capital Loss Carryforwards and Unrealized Losses

Shareholders generally will not incur gains or losses on the exchange of shares of the Hilliard Fund for shares of the Federated Fund as a result of the Reorganization.  Shareholders will be responsible for tax obligations associated with monthly, periodic or other dividend or capital gains distributions that occur prior to and after the Reorganization.  For example, shareholders may have tax obligations in connection with taxable distributions, if any, by the Hilliard Fund immediately before the Closing Date.  These distributions may include, for example, capital gains realized on dispositions of portfolio securities in connection with the Reorganization.  Prior to the Reorganization being consummated, the Hilliard Adviser may sell from the portfolio of the Hilliard Fund certain securities to better align the portfolios of the Hilliard Fund and the Federated Fund. Promptly after the Hilliard Board’s March 18, 2010 regular meeting, the Hilliard Fund filed a supplement to its registration statement informing shareholders of the proposed Reorganization.  Based on feedback from certain financial intermediaries since the supplement was filed, it is likely that certain shareholders will redeem, or be redeemed by their financial intermediaries, from the Hilliard Fund prior to the Reorganization.  Any redemption requests may require the Hilliard Adviser to sell securities of the Hilliard Fund to meet such redemption requests.  For more information on the disposition of certain portfolio securities, see the section entitled “Summary – Comparison of Investment Objectives, Policies, Limitations and Risks” in this Prospectus/Proxy Statement.  It is not intended that these sales of portfolio securities will affect the Reorganization’s expected qualification as a tax-free reorganization under Section 368(a) of the Code.

The Federated Fund did not have a capital loss carryforward as of the end of its most recent fiscal year, May 31, 2009.  The Hilliard Fund did not have a capital loss carryforward as of the end of its most recent fiscal year, August 31, 2009.  To the extent that the Hilliard Fund would be in a net capital gain position prior to the Reorganization, the Hilliard Fund would make distributions of the capital gains (as well as any other required distributions) prior to the Reorganization being consummated.  The Purchase Agreement between Federated and the Hilliard Adviser contains provisions under which the Hilliard Adviser is required to reimburse the Hilliard Fund for the full amount of any accumulated net realized loss as reflected in the Hilliard Fund’s audited Statement of Assets and Liabilities as of August 31, 2009, as adjusted for all net gains and losses realized by the Hilliard Fund after August 31, 2009, through the Closing Date (or any transaction that has caused a permanent impairment).  See the section entitled “Information About the Reorganization - Agreement between Federated and the Hilliard Adviser” for more information about the Purchase Agreement.

State Taxes

As an open-end management investment company incorporated in the State of Maryland but domiciled in the Commonwealth of Pennsylvania, the Federated Fund is subject to the Pennsylvania Franchise Tax.  This franchise tax is assessed annually on the value of the Federated Fund, as represented by average net assets for the tax year.

According to the Hilliard Adviser, the Hilliard Fund has historically sought to invest, as much as possible, in securities whose income and dividends were exempt from state and local taxes, and historically income and dividends on Hilliard Fund shares generally have not been subject to state and local income taxes.  The Federated Fund has historically been managed without regard to state taxation.

Shareholders of the Hilliard Fund should consult their tax advisors regarding the federal, state and local tax treatment and implications of the Reorganization in light of their individual circumstances.  See the section entitled “Information About the Reorganization – Federated Income Tax Consequences” in this Prospectus/Information Statement for further information.

This summary of the tax consequences of the Reorganization is based on Federal income (and, with respect to the Pennsylvania Franchise Tax, state franchise) tax laws, regulations, rulings and decisions in effect as of the date of the Prospectus/Information Statement, all of which are subject to change (retroactively or prospectively) and to differing interpretations.

Comparison of Investment Objectives, Policies, Limitations and Risks

This section will help you compare the investment objectives, policies, limitations and risks of the Hilliard Fund and the Federated Fund.  Overall, the investment objectives and strategies of each of the Funds are similar, except that:  (i) for fixed-rate Treasury or agency securities,  the Federated Fund invests primarily in a portfolio of U.S. Treasury and government agency securities maturing in 397 days or less whereas the Hilliard Fund typically invests in fixed-rate U.S. Treasury and government agency securities maturing in six months or less; (ii) the Federated Fund uses repurchase agreements with counterparties believed to be of high quality as a means of managing liquidity and as a foundation for a barbelled portfolio structure, whereas the Hilliard Fund utilizes a short-term ladder of Treasury or agency securities to meet liquidity needs; (iii) the Hilliard Fund invests in securities issued by certain financial institutions participating in the Temporary Liquidity Guarantee Program adopted by the FDIC whereas the Federated Fund is able to but has not yet participated in these offerings; (iv) the Federated Fund may invest in callable agency securities, in which the Hilliard Fund does not invest; and (v) the Federated Fund may invest its assets in securities of other investment companies, including the securities of affiliated money market funds, as an efficient means of implementing its investment strategies and/or investing its uninvested cash.  The differences in the Funds’ investment policies/limitations and risks also are discussed below.  Please be aware that the foregoing is only a summary, and this section is only a brief discussion.  More complete information may be found in the Prospectuses of the Hilliard Fund and the Federated Fund.

Investment Objectives and Strategies

The investment objective of the Federated Fund is to seek current income consistent with the stability of principal and liquidity.  The investment objective of the Hilliard Fund is to seek preservation of capital, liquidity and the highest possible level of current income consistent with these objectives.  Each Fund also is a money market fund that seeks to maintain a stable NAV of $1.00 per share.  There is no guarantee that either Fund’s objectives will be attained.

Both Funds invest primarily in a portfolio of short-term U.S. Treasury and government agency securities. These investments include repurchase agreements collateralized fully by U.S. Treasury and government agency securities. Both Funds will have a dollar-weighted average portfolio maturity of 90 days or less. The Funds invest in the securities of U.S. government-sponsored entities (“GSEs”), including GSE securities that are not backed by the full faith and credit of the U.S. government, such as those issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Bank System. These entities are, however, supported through federal subsidies, loans or other benefits. The Funds may also invest in GSE securities that are supported by the full faith and credit of the U.S. government, such as those issued by the Government National Mortgage Association. Finally, both Funds may invest in GSE securities that have no explicit financial support, but which are regarded as having implied support because the federal government sponsors their activities. Such securities include those issued by the Farm Credit System and the Financing Corporation.

The Hilliard Fund and the Federated Fund differ in certain respects.  The Federated Fund invests in fixed-rate Treasury and agency securities maturing in 397 days or less whereas the Hilliard Fund invests in fixed-rated Treasury and agency securities maturing in six months or less. However, both portfolios make use of agency floating rate securities that may have maturities that exceed 397 days as long as those securities reset at least as frequently as 397 days. Although both Funds are permitted to invest in repurchase agreements by their prospectuses, the Hilliard Fund has not used repurchase agreements recently in its investment strategy. The Hilliard Fund also will not enter into repurchase agreements having a duration of more than seven business days if, as a result, more than 10% of the value of its assets would be so invested. The Hilliard Board was informed as to the operational, legal, and credit procedures in place for the Federated Fund’s use of repurchase agreement transactions, as well as the potential yield and liquidity benefits of using such investments in the management of the Federated Fund. The Hilliard Fund invests in securities of certain financial institutions participating in the Temporary Liquidity Guarantee Program adopted by the FDIC, including longer-dated floating rate securities, whereas the Federated Fund has the ability to but has not yet invested in such offerings. The Federated Fund may invest in callable agency securities which the Hilliard Fund does not invest in. The Federated Fund also may invest its assets in securities of other investment companies, including the securities of affiliated money market funds, as an efficient means of implementing its investment strategies and/or investing its uninvested cash.

According to the Hilliard Adviser, the Hilliard Fund has historically sought to invest, as much as possible, in securities whose income and dividends were exempt from state and local taxes, and historically income and dividends on Hilliard Fund shares generally have not been subject to state and local income taxes.  The Federated Fund has historically been managed without regard to state taxation.

Because the Federated Fund refers to government securities in its name, the SEC requires the Federated Fund to notify shareholders at least 60 days in advance of any change in its investment policies that would enable the Federated Fund to normally invest less than 80% of its assets in government securities.

Both Funds are money market mutual funds that are subject to Rule 2a-7 under the 1940 Act, the regulation which governs money market mutual funds.  On February 23, 2010, the SEC published amendments to Rule 2a-7 that are intended to tighten certain risk-limiting requirements/conditions of Rule 2a-7 by, among other things, requiring money market mutual funds (including the Funds) to maintain a portion of their portfolios in instruments that can be readily converted to cash, reducing the maximum weighted average maturity of portfolio holdings, and improving the quality of portfolio securities.  These amendments to Rule 2a-7 are effective May 5, 2010, and the dates by which money market mutual funds (including the Funds) are required to comply with these amendments are staggered over a period from May 5, 2010, through October 31, 2011.

For example, under these amendments to Rule 2a-7, by May 28, 2010, among certain other requirements: (1) each Fund must hold securities that are sufficiently liquid to meet reasonably foreseeable shareholder redemptions in light of the Fund’s redemption obligations under the 1940 Act and any commitments the Fund has made to shareholders; (2) each Fund would be prohibited from acquiring any illiquid security (i.e., a security that cannot be sold or disposed of in the ordinary course of business within seven days at approximately the value ascribed to the security by the Fund) if, immediately after the acquisition, the Fund would have invested more than five percent of its total assets in illiquid securities; (3) each Fund must hold at least 10 percent of its total assets in daily liquid assets (i.e., cash, direct obligations of the U.S. Government, or securities that will mature or are subject to a demand feature that is exercisable and payable in one business day) and at least 30 percent of its total assets in weekly liquid assets (i.e., cash, direct obligations of the U.S. Government, certain other government securities that are issued at a discount and have remaining maturities of 60 days or less, and securities that will mature or are subject to a demand feature that is exercisable and payable within five business days); (4) each Fund’s Board or its delegate must have evaluated the creditworthiness of repurchase agreement counterparties separate and apart from the value of the collateral supporting the counterparties’ obligations under the repurchase agreements; and (5) the Board of each Fund must adopt procedures that include periodic testing, at such intervals as each Board determines appropriate and reasonable in light of current market conditions, of its Fund’s ability to maintain a stable net asset value per share based upon certain specified hypothetical events (e.g., an increase in short-term interest rates, an increase in shareholder redemptions, a downgrade or default on portfolio securities, and widening or narrowing of spreads between yields on an appropriate benchmark selected by the Fund for overnight interest rates and commercial paper and other types of securities held by the Fund).  By June 30, 2010: (A) each Fund must maintain a dollar-weighted average portfolio maturity (or “WAM”) appropriate to its objective of maintaining a stable net asset value or price per share, but in no case greater than 60 days; and (B) each Fund’s portfolio must have a dollar-weighted average life to maturity of no more than 120 days.

These amendments to Rule 2a-7 may affect the securities in which the Funds invest and may require the Funds to dispose of certain portfolio securities and purchase replacement securities.  As a money market mutual fund that is required to comply with Rule 2a-7, the Hilliard Fund intends to comply with the amendments to Rule 2a-7 for which compliance is required prior to the consummation of the Reorganization in a manner that is consistent with its investment objective.  As a money market mutual fund that is required to comply with Rule 2a-7, the Federated Fund also intends to comply with the amendments to Rule 2a-7 by the time compliance with such amendments is required pursuant to Rule 2a-7, as amended, in a manner consistent with its investment objective.

Investment Limitations

The Hilliard Fund and the Federated Fund each have fundamental investment policies which may not be changed without shareholder approval as well as non-fundamental policies which may be changed by the Fund’s Board without shareholder approval. As discussed above, the Federated Fund and the Hilliard Fund are managed using substantially similar investment strategies. Nonetheless, there are differences in the investment policies or limitations of the Funds which are attributable primarily to the fact that the Federated Fund is part of the Federated “family” of funds, and, therefore, has policies that are consistent with other funds in the Federated family of mutual funds.   For example, the following policies/limitations of the Federated Fund are non-fundamental, and may be changed by the Federated Fund’s Board without shareholder approval, whereas corresponding Hilliard Fund policies/limitations are fundamental, and may not be changed without shareholder approval:  (a) pledging assets, (b) purchases on margin, and (c) illiquid securities and restricted securities.  The Hilliard Fund also has several policies/limitations that the Federated Fund does not have.  The following table compares the investment policies/limitations of the Hilliard Fund and the Federated Fund:

INVESTMENT LIMITATIONS
Hilliard Fund	Federated Fund
Diversification of Investments (fundamental)
The Fund may not purchase a security if, as a result, more than 5% of the value of the Fund’s total assets would be invested in the securities of a single issuer, except securities issued or guaranteed by the U.S. Government, or any of its agencies or instrumentalities, and repurchase agreements collateralized by such securities.

The Fund will not purchase a security if, as a result, 10% or more of the outstanding securities of any class of any issuer would be held by the Fund (for this purpose, all indebtedness of an issuer is deemed to be of a single class), except securities issued or guaranteed by the U.S. Government, or any of its agencies or instrumentalities, and repurchase agreements collateralized by such securities.

Diversification of Investments (fundamental)
With respect to securities comprising 75% of the value of its total assets, the Fund will not purchase securities of any one issuer (other than cash, cash items, securities issued or guaranteed by the government of the United States or its agencies or instrumentalities and repurchase agreements collateralized by such U.S. government securities, and securities of other investment companies) if, as a result, more than 5% of the value of its total assets would be invested in the securities of that issuer, or the Fund would own more than 10% of the outstanding voting securities of that issuer.

Borrowing Money and Issuing Senior Securities (fundamental)
The Fund may not borrow money, except as a temporary measure for extraordinary or emergency purposes, and then only from banks in amounts not exceeding the lesser of 10% of its total assets valued at cost or 5% of its total assets valued at market.

The Fund will not borrow in order to increase income (leveraging), but only to facilitate redemption requests which might otherwise require untimely disposition of portfolio securities.  Accordingly, the Fund will not purchase securities while borrowings are outstanding.
Borrowing Money and Issuing Senior Securities (fundamental) The Fund may borrow money, directly or indirectly, and issue senior securities to the maximum extent permitted under the 1940 Act.
Investing in Real Estate (fundamental)
The Fund may not purchase or sell real-estate (although it may purchase money market securities secured by real estate or interests therein, or issued by companies which invest in real estate or invests therein).

Investing in Real Estate (fundamental)
The Fund may not purchase or sell real estate, provided that this restriction does not prevent the Fund from investing in issuers which invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein. The Fund may exercise its rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

Investing in Commodities (fundamental) The Fund may not purchase or sell commodities or commodity contracts.	Investing in Commodities (fundamental) The Fund may not purchase or sell physical commodities, provided that the Fund may purchase securities of companies that deal in commodities.
Underwriting (fundamental) The Fund may not underwrite securities issued by other persons.
Underwriting (fundamental)
The Fund may not underwrite the securities of other issuers, except that the Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities, under circumstances where it may be considered to be an underwriter under the Securities Act of 1933.

Lending (fundamental) The Fund may not make loans although it may purchase money market securities and enter into repurchase agreements.
Lending (fundamental)
The Fund may not make loans, provided that this restriction does not prevent the Fund from purchasing debt obligations, entering into repurchase agreements, lending its assets to broker/dealers or institutional investors and investing in loans, including assignments and participation interests.

Concentration of Investments (fundamental)
The Fund may not purchase a security if, as a result, 25% or more of the value of the Fund’s total assets would be invested in the securities of issuers having their principal business activities in the same industry, provided that this limitation does not apply to obligations issued or guaranteed by the U.S. government, or its agencies or instrumentalities, or to repurchase agreements collateralized by such securities, or to certificates of deposit or domestic bankers’ acceptances.

Concentration of Investments (fundamental)
The Fund will not make investments that will result in the concentration of its investments in the securities of issuers primarily engaged in the same industry. Government securities, municipal securities and bank instruments will not be deemed to constitute an industry.

Pledging Assets (fundamental)
The Fund may not mortgage, pledge, hypothecate, or in any other manner transfer as security for indebtedness any security owned by the Fund, except as may be necessary in connection with permissible borrowings mentioned in connection with the borrowing money policy above, and then such mortgaging, pledging, or hypothecating may not exceed 15% of the Fund’s assets, taken at cost; provided, however, that as a matter of non-fundamental operating policy, the Fund will limit any such mortgaging, pledging or hypotheticating to 10% of its assets, taken at market.

Pledging Assets (non-fundamental)
The Fund will not mortgage, pledge or hypothecate any of its assets, provided that this shall not apply to the transfer of securities in connection with any permissible borrowing or to collateral arrangements in connection with permissible activities.

Purchase on Margin (fundamental) The Fund may not purchase securities on margin, except for use of short-term credit necessary for clearance of purchases of portfolio securities.
Purchase on Margin (non-fundamental)
The Fund will not purchase securities on margin, provided that the Fund may obtain short-term credits necessary for the clearance of purchases and sales of securities.

Illiquid Securities and Restricted Securities (fundamental)
The Fund may not purchase securities with legal or contractual restrictions on resale (except repurchase agreements) or securities which are otherwise not readily marketable.

Illiquid Securities and Restricted Securities (non-fundamental)
The Fund will not purchase securities for which there is no readily available market, or enter into repurchase agreements or purchase time deposits that the Fund cannot dispose of within seven days, if immediately after and as a result, the value of such securities would exceed, in the aggregate, 10% of the Fund’s net assets.

The Fund may invest in securities subject to restrictions on resale under federal securities law.

Invest in Start-up Companies (fundamental)
The Fund may not purchase a security, if as a result more than 5% of the value of the Fund’s total assets would be invested in the securities (taken at cost) of issuers which, at the time of purchase, had been in operation less than three years, including predecessors and unconditional guarantors, except investments in obligations issued or guaranteed by the U.S. Government, or any of its agencies or instrumentalities, and repurchase agreements collateralized by such securities.
There is no corresponding Federated Fund policy.
Non-controlling (fundamental) The Fund may not invest in companies for the purpose of exercising control.	There is no corresponding Federated Fund policy.
Equity Investments (fundamental) The Fund may not purchase any common stock or other equity securities, or securities convertible into equity securities.	There is no corresponding Federated Fund policy.
Investing in Securities of Other Investment Companies (fundamental)
The Fund may not purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition, or reorganization.
There is no corresponding Federated Fund policy.
Oil, Gas or Mineral (fundamental) The Fund may not purchase participations or other direct interests in oil, gas, or other mineral exploration or development programs.	There is no corresponding Federated Fund policy.
Beneficial Interest (fundamental)
The Fund may not purchase or retain the securities of any issuer if, to the knowledge of the Fund’s management, those officers and directors of the Fund, and of its investment adviser, each of whom owns beneficially more than .5% of the outstanding securities of such issuer, together own beneficially more than 5% of such securities.
There is no corresponding Federated Fund policy.
Derivatives (fundamental) The Fund may not invest in puts, calls, straddles, spreads or any combination thereof.	There is no corresponding Federated Fund policy.

Certain Explanatory Language

The Federated Fund’s SAI includes the following explanatory language concerning its fundamental and non-fundamental investment limitations:

“For purposes of the diversification restriction, the Fund considers certificates of deposit and demand and time deposits issued by a U.S. branch of a domestic bank or savings association having capital, surplus, and undivided profits in excess of $100,000,000 at the time of investment to be “cash items.”

“Except with respect to borrowing money, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such limitation.”

The Hilliard Fund’s SAI includes the following explanatory language concerning its fundamental and non-fundamental investment limitations:

“Operating policies are subject to change by the Board of Directors without shareholder approval.  However, the operating policy of investing exclusively in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements collateralized by such securities, which securities (except those covered by repurchase agreements) will mature in six months or less, may be changed by the Board of Directors only if 30 days’ written notice is forwarded to shareholders.  Likewise, such notice must be given if the Fund is to change its policy of investing not more than 10% of its total assets in repurchase agreements maturing in more than seven business days.”

“Should the yield differential between the securities in which the Fund invests and other high quality, short-term instruments widen to in excess of 1¾%, J.J.B. Hilliard, W.L. Lyons, LLC (the “Adviser” or “Hilliard-Lyons”) may recommend to the Fund’s Board of Directors that it consider authorizing investments in securities other than those issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or in repurchase agreements collateralized by such securities.  The Board of Directors may, at its discretion, but only after 30 days’ written notice to shareholders, authorize this change in investment policy, provided such investments are not prohibited by the Fund’s investment restrictions or by applicable law.  If such policy is changed (after 30 days’ written notice to shareholders) the Fund will only invest in the following:

(i)
short-term (maturing in one year or less) debt obligations which are payable in dollars, issued or guaranteed by the Federal government, Federal governmental agencies or instrumentalities, or certain banks, savings and loan associations, and corporations;

(ii)	certificates of deposit issued by domestic banks (but not foreign branches thereof) and savings and loan associations which have total assets in excess of $1 billion;

(iii)	bankers’ acceptances or letters of credit guaranteed by U.S. commercial banks having total assets in excess of $1 billion;

(iv)
commercial paper which is rated A-2 or higher by Standard & Poor’s Corporation (“Standard & Poor’s”) or rated P-2 or higher by Moody’s Investors Service, Inc. (“Moody’s”) or, if not rated, will be issued by a corporation having an existing debt security rated AA or higher by Standard & Poor’s or Aa or higher by Moody’s;

(v)
other debt instruments (including bonds) issued by domestic corporations which either mature within one year or have been called for redemption by the issuer, with such redemption to be effective within one year, and which are rated AA or higher by Standard & Poor’s or Aa or higher by Moody’s;

(vi)
obligations issued by other entities, if the obligation is accompanied by a guarantee of principal and interest of a bank or corporation whose certificates of deposit or commercial paper may otherwise be purchased by the Fund; and

(vii)
repurchase agreements collateralized by any of the foregoing types of securities.  Although securities underlying the repurchase agreements may have maturities longer than one year, no repurchase agreements will be entered into with a duration of more than seven business days, if as a result more than 10% of the Fund’s total assets would be so invested.  The Fund has no present plans to change its policy with regard to the types or maturities of the securities in which it invests, and the Fund’s Prospectus will be supplemented to give further information should the Fund’s Board of Directors authorize such a change.”

Comparison of Risks

All mutual funds take investment risks.  Therefore, even though the Funds are money market funds that seek to maintain a stable NAV, it is possible to lose money by investing in either Fund.  An investment in the Fund is not insured or guaranteed by the FDIC or any other government agency. Although each Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.

The principal risks of the Funds are substantially the same. As mentioned above, since the Federated Fund may invest in callable securities, it also is subject to call risks. The Prospectus for the Federated Fund also discloses risks associated with investing share purchase proceeds as a principal risk factor for the Federated Fund.  The Prospectus for the Hilliard Fund also discloses redemption risk as a principal risk factor for the Hilliard Fund.

The following summarizes the principal risk factors relating to the Funds (which risk factors may reduce the Funds’ performance or affect the Funds’ NAV):

Interest Rate Risks (Hilliard Fund and Federated Fund)

Prices of fixed-income securities rise and fall in response to changes in the interest rates paid by similar securities. Generally, when interest rates rise, prices of fixed-income securities fall. However, market factors, such as the demand for particular fixed-income securities, may cause the prices of certain fixed-income securities to fall while the prices of other securities rise or remain unchanged. Interest rate changes have a greater effect on the prices of fixed-income securities with longer maturities. Money market funds try to minimize this risk by purchasing short-term securities.

Issuer Credit Risks (Hilliard Fund and Federated Fund)

Credit risk is the possibility that an issuer will default on a security by failing to pay interest or principal when due. If an issuer defaults, the Fund will lose money. Money market funds try to minimize this risk by purchasing higher quality securities.

Counterparty Credit Risk (Hilliard Fund and Federated Fund)

Counterparty credit risk includes the possibility that a party to a transaction involving a Fund will fail to meet its obligations. This could cause a Fund to lose the benefit of the transaction or prevent a Fund from selling or buying other securities to implement its investment strategy.

Redemption Risk (Hilliard Fund)

Redemption risk is the risk that due to high demand for redemptions, some of the Fund’s portfolio may be liquidated.

Call Risk (Federated Fund)

Call risk is the possibility that an issuer may redeem a fixed-income security before maturity (a call) at a price below or above its current market price.  An increase in the likelihood of a call may reduce the security’s price.  If a fixed-income security is called, the Fund may have to reinvest the proceeds in other fixed-income securities with lower interest rates, higher credit risks or other less favorable characteristics.

Risks Associated with Investing Share Purchase Proceeds (Federated Fund)

On days during which there are net purchases of Fund shares, the Fund must invest the proceeds at prevailing market yields or hold cash.  If the Fund holds cash, or if the yield of the securities purchased is less than that of the securities already in the portfolio, the Fund’s yield will likely decrease.  Conversely, net purchases on days on which short-term yields rise will cause the Fund’s yield to increase.  The larger the amount that must be invested or the greater the difference between the yield of the securities purchased and the yield of the existing investments, the greater the impact will be on the yield of the Fund.  In the event of significant changes in short-term yields or significant net purchases, the Fund retains the discretion to close to new investments.  However, the Fund is not required to close, and no assurance can be given that this will be done in any given circumstances.

Comparative Fee Tables

Like all mutual funds, the Hilliard Fund and Federated Fund incur certain expenses in their operations, and, as an investor, you pay fees and expenses to buy and hold shares of a Fund.  For example, you pay annual fund operating expenses indirectly because they are deducted from Fund assets.  These expenses may include management fees, as well as the costs of maintaining accounts, administration, providing shareholder liaison services, distribution services and other activities.

Shareholders of the Hilliard Fund will not pay any sales charges in connection with the Reorganization.

The Federated Fund has a higher gross management fee of 0.50% compared to the advisory fee with breakpoints paid by the Hilliard Fund, which amounted to 0.28% for the Hilliard Fund for the fiscal year ended August 31, 2009. In addition, the Federated Fund has a higher stated total gross expense ratio of 1.36% compared to 0.73% for the Hilliard Fund.  As of March 31, 2010, the Federated Fund was being operated at a net expense ratio of 0.11% and the Hilliard Fund was being operated at a net expense ratio of 0.22% due to additional voluntary waivers.  These additional voluntary waivers generally are being implemented, in large part, in order to maintain at least a one basis point yield on the Funds in the current market environment.  After the Reorganization is consummated, it is expected that the pro forma gross expenses of the Federated Fund would decrease from 1.36% to 1.31%.  See “Fees and Expenses” below for more information.  As of March 31, 2010, the 7-day yield and 30-day yield of the Federated Fund were 0.01% and 0.01% respectively, and the 7-day yield and 30-day yield of the Hilliard Fund were 0.01% and 0.01%, respectively.

Set forth in the table below is information regarding the fees and expenses incurred by the Hilliard Fund and the Federated Fund, and the anticipated pro forma fees for the Federated Fund after giving effect to the Reorganization. The Federated Fund will be the accounting survivor after the Reorganization.

Hilliard Fund/Federated Fund/ProForma Federated Fund

¡ FEES AND EXPENSES

This table describes (1) the actual fees and expenses that you may pay if you buy and hold shares of the Hilliard Fund, as of its most recent prospectus dated January 1, 2010; (2) the actual fees and expenses that you may pay if you buy and hold shares of the Federated Fund as of its most recent prospectus dated July 31, 2009; and (3) the proforma fees and expenses of shares of the Federated Fund on a combined basis after giving effect to the Reorganization (as if the Reorganization had occurred on the first day of the fiscal year ended May 31, 2009).

Shareholder Fees	Hilliard Fund	Federated Fund	Federated Fund Pro Forma Combined
Fees Paid Directly From Your Investment
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, as applicable)	None	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other Distributions) (as a percentage of offering price)	None	None	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None	None	None
Exchange Fee	None	None	None

Annual Fund Operating Expenses (Before Waivers, Reimbursement and Reduction)1
Expenses That are Deducted From Fund Assets (as a percentage of average net assets)
Management Fee	0.28%2	0.50%3	0.50%3
Distribution (12b-1) Fee	None	0.35%4	0.35%4
Other Expenses	0.45%5	0.51%6	0.46%6
Total Annual Fund Operating Expenses	0.73%	1.36%	1.31%

1With respect to the Federated Fund and the Federated Fund Pro Forma Combined, includes amounts that the Federated Fund incurred to participate in the Temporary Liquidity Guarantee Program for Money Market Funds offered by the U.S. Treasury Department.  The percentages are based on actual expenses for the entire fiscal year ended May 31, 2009.  However, the rate at which expenses are accrued during the fiscal year may not be constant and, at any particular point, may be greater or less than the stated average percentage.  With respect to the Hilliard Fund, although not contractually obligated to do so, the Hilliard Adviser waived a portion of its management fee and its administration services fees. These are shown below along with the net expenses the Hilliard Fund actually paid for the fiscal year ended August 31, 2009. With respect to the Federated Fund and the Federated Fund Pro Forma Combined, although not contractually obligated to do so, the Federated Adviser, distributor, administrator, shareholder services provider and certain unaffiliated third-party financial intermediaries waived and/or reimbursed certain amounts.  In addition, the distributor did not charge certain amounts.  These are shown below along with the net expenses the Federated Fund actually paid, and the Federated Fund Pro Forma Combined would have paid, for the fiscal year ended May 31, 2009.

Total Waivers, Reimbursement and Reduction of Fund Expenses	(0.15)%	(0.36)%	(0.31)%
Total Actual Annual Fund Operating Expenses (after waivers, reimbursement and reduction)	0.58%	1.00%	1.00%
2With respect to the Hilliard Fund, the Hilliard Adviser voluntarily agreed to waive a portion of its management fee beginning January 15, 2009.  The Hilliard Adviser may discontinue or modify any such waiver at its discretion.  The management fee paid by the Hilliard Fund (after the voluntary waiver) was 0.13% for the fiscal year ended August 31, 2009.  At August 31, 2009, the Hilliard Adviser was waiving the full amount of its advisory fee.

3With respect to the Federated Fund and the Federated Fund Pro Forma Combined, the Federated Adviser voluntarily waived a portion of the management fee.  The Federated Adviser can terminate this voluntary waiver at any time.  The management fee paid by the Federated Fund and the Federated Fund Pro Forma Combined (after the voluntary waiver) was 0.47% and 0.50%, respectively, for the fiscal year ended May 31, 2009.

4With respect to the Federated Fund and the Federated Fund Pro Forma Combined, the distributor voluntarily waived a portion of the distribution (12b-1) fee.  The distributor can terminate this voluntary waiver at any time.  In addition, the distributor did not charge, and therefore the Federated Fund did not accrue, a portion of its fee.  The distributor can terminate this reduction at any time.  The distribution (12b-1) fee paid by the Federated Fund and the Federated Fund Pro Forma Combined (after the voluntary waiver and reduction) was 0.09% for the fiscal year ended May 31, 2009.

5With respect to the Hilliard Fund, the Hilliard Adviser, through an Omnibus Account Agreement, provides shareholder services and administration services to the Hilliard Fund.  For the fiscal year ended August 31, 2009, the Hilliard Adviser voluntarily waived a portion of its administration services fee (in an amount less than 0.01%).  The Hilliard Adviser may discontinue or modify any such waiver at its discretion.  Total other expenses paid by Hilliard Fund (after the voluntary waiver) was 0.45% for the fiscal year ended August 31, 2009.

6With respect to the Federated Fund and the Federated Fund Pro Forma Combined, includes a shareholder services fee/account administration fee which is used to compensate intermediaries for shareholder services or account administrative services. Also includes a recordkeeping fee which is used to compensate intermediaries for recordkeeping services.  The administrator and shareholder services provider voluntarily waived and/or reimbursed a portion of their fee.  The administrator and shareholder services provider can terminate this voluntary waiver/reimbursement at any time.  Additionally, certain unaffiliated third-party financial intermediaries voluntarily waived a portion of their shareholder services fee.  This voluntary waiver can be terminated at any time.  Total other expenses paid by the Federated Fund and Federated Fund Pro Forma Combined (after the voluntary waivers and reimbursement) were 0.44% and 0.41%, respectively, for the fiscal year ended May 31, 2009.

Example

This example is intended to help you compare the cost of investing in the indicated Funds with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in each respective Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that each Fund’s operating expenses are before waivers, reimbursement and reduction as shown in the table and remain the same.  Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years

Hilliard Fund	$75	$233	$406	$907

Federated Fund	$138	$431	$745	$1,635

Federated Fund Pro Forma Combined	$133	$415	$718	$1,579

Comparison of Potential Risks and Rewards:  Performance Information

The performance information shown below will help you analyze the Hilliard Fund’s and the Federated Fund’s investment risks in light of historical returns.  The bar charts compare the potential risks and rewards of investing in each Fund.  The bar charts provide an indication of the risks of investing in each Fund by showing the variability of each Fund’s shares’ performance on a calendar year-to-year basis.

The average annual total return tables show returns averaged over the stated periods, and include comparative performance information.  The tables show each Fund’s average annual total returns for one year, five years and ten years.

An investment in the Funds is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  Although each Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.

The Funds’ performance will fluctuate, and past performance (before and after taxes) is no guarantee of future results.

Hilliard Fund
The performance information shown below will help you analyze the Hilliard Fund’s investment risks in light of historical returns.  The bar chart shows the variability of the Hilliard Fund’s total returns on a calendar year-by-year basis.  The Average Annual Total Return table shows returns averaged over the stated periods, and includes comparative performance information.  The Hilliard Fund’s performance will fluctuate, and past performance (before and after taxes) is no guarantee of future results.

Risk/Return Bar Chart and Table

Historically, the Hilliard Fund has maintained a constant $1.00 NAV per share. The bar chart shows the variability of the Hilliard Fund’s total returns on a calendar year-end basis.

The Hilliard Fund’s shares are sold without a sales charge (load). The total returns displayed above are based upon NAV.

Year to date performance as of March 31, 2010: 0.00%

Within the periods shown in the bar chart, the Hilliard Fund’s highest quarterly return was 1.54% (quarter ended September 30, 2000). Its lowest quarterly return was 0.12% (quarter ended March 31, 2004).

Average Annual Total Return Table

The following table represents the Hilliard Fund’s Average Annual Total Returns for the calendar period ended December 31, 2009.

Calendar Period	Fund
1 Year	0.21%
5 Years	2.65%
10 Years	2.53%
The Hilliard Fund’s 7-Day Net Yield as of December 31, 2009 was 0.01%.  You may call the Hilliard Fund at 1-800-555-1854 for the current 7-Day Net Yield.

Past performance is no guarantee of future results.

Federated Fund

The performance information shown below will help you analyze the Federated Fund’s investment risks in light of historical returns.  The bar chart shows the variability of the Federated Fund’s total returns on a calendar year-by-year basis.  The Average Annual Total Return table shows returns averaged over the stated periods, and includes comparative performance information.  The Federated Fund’s performance will fluctuate, and past performance (before and after taxes) is no guarantee of future results.

Risk/Return Bar Chart and Table

Historically, the Federated Fund has maintained a constant $1.00 NAV per share. The bar chart shows the variability of the Federated Fund’s total returns on a calendar year-end basis.

The Federated Fund’s shares are sold without a sales charge (load). The total returns displayed above are based upon NAV.

Year to date performance as of March 31, 2010: 0.00%

Within the periods shown in the bar chart, the Federated Fund’s highest quarterly return was 1.42% (quarter ended September 30, 2000). Its lowest quarterly return was 0.00% (quarter ended June 30, 2009).

Average Annual Total Return Table

The following table represents the Federated Fund’s Average Annual Total Returns for the calendar period ended December 31, 2009.

Calendar Period	Fund
1 Year	0.02%
5 Years	2.39%
10 Years	2.18%
The Federated Fund’s 7-Day Net Yield as of December 31, 2009 was 0.01%. You may go to FederatedInvestors.com or call the Federated Fund at 1-800-341-7400 for the current 7-Day Net Yield.

Past performance is no guarantee of future results.

Financial Highlights

The Financial Highlights for the Hilliard Fund and the Federated Fund are included as Annex B to this Prospectus/Information Statement.  The Financial Highlights will help you understand each Fund’s financial performance for its past five fiscal years.  Some of the information is presented on a per-share basis.  Total returns represent the rate an investor would have earned (or lost) on an investment in a Fund, assuming reinvestment of any dividends and capital gains.

Hilliard Fund

The information shown in the Financial Highlights for the fiscal years ended August 31, 2008, and August 31, 2009, was audited by Cohen Fund Audit Services, Ltd., the Fund’s independent registered public accounting firm, whose report, along with the Fund’s financial statements and notes thereto, are included in the Annual Report, which is available upon request. The information for the prior years was audited by another independent registered public accounting firm.

Federated Fund

The information shown in the Financial Highlights for the fiscal years ended May 31, 2009, 2008, 2007, and 2006, has been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the Fund’s audited financial statements, is included in the Annual Report, which is available upon request. The information for the prior year was audited by Deloitte & Touche LLP, another independent registered public accounting firm.

Investment Adviser

Hilliard Fund

The Hilliard Adviser and its parent company, HL Financial Services LLC (“HL Financial”), have their principal offices at 500 West Jefferson Street, Louisville, Kentucky 40202. The parent company of HL Financial is Houchens Industries, Inc. (“Houchens”), a large, privately held diversified company based in Bowling Green, Kentucky. Houchens’ address is 700 Church Street, Bowling Green, Kentucky 42102. Houchens acquired its ownership interest in the Adviser from PNC Financial Services Group, Inc. effective March 31, 2008.

The Hilliard Adviser has been retained by the Hilliard Fund as its investment adviser under an Investment Advisory Agreement (the “Agreement”). Under the Agreement, the Hilliard Adviser supervises investment operations of the Hilliard Fund and the composition of its portfolio and furnishes advice and recommendations with respect to investments and the purchase and sale of securities in accordance with the Hilliard Fund’s investment objectives, policies and restrictions, subject, however, to the general supervision and control of the Hilliard Board. The Agreement also requires the Adviser to furnish office facilities to the Hilliard Fund at its own expense and to pay certain other expenses of the Hilliard Fund.

The Hilliard Adviser is a registered broker-dealer and a member of the New York and Chicago Board of Options Exchange and the Financial Industry Regulatory Authority. The Adviser is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), rendering advice to both individual and institutional clients. Together with predecessor firms, the Hilliard Adviser has been in the investment business since 1854. The Hilliard Adviser’s assets under management on December 31, 2009, were approximately $4.5 billion.

Federated Fund

The Federated Adviser manages the Federated Fund’s assets, including buying and selling portfolio securities.  Federated Advisory Services Company (“FASC”), an affiliate of the Federated Adviser, provides certain support services to the Federated Adviser. The fee for these services is paid by the Federated Adviser and not by the Federated Fund.  The Federated Adviser and FASC are both registered with the SEC as investment advisers under the Advisers Act.  The address of the Adviser and FASC is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222-3779.

The Federated Adviser is a subsidiary of Federated Investors, Inc. (“Federated”).  The Federated Adviser and other subsidiaries of Federated advise approximately 145 equity, fixed-income and money market mutual funds as well as a variety of other pooled investment vehicles and customized separately managed accounts, which totaled approximately $389.3 billion in assets as of December 31, 2009.  Federated was established in 1955 and is one of the largest investment managers in the United States with approximately 1,370 employees. Federated provides investment products to over 5,200 investment professionals and institutions.  The Federated Adviser’s assets under management on December 31, 2009, were approximately $287.2 billion.

Investment Advisory Fees and Other Fees/Expenses

The Hilliard Fund and the Federated Fund pay certain affiliated and non-affiliated service providers fees as described below.  The Funds and their affiliated service providers also may pay fees as described below to certain affiliates or to financial intermediaries (such as broker-dealers, banks, investment advisers or third-party administrators) whose customers are shareholders of the Funds.  For additional information regarding the fees paid by the Funds, please see the section entitled “Summary – Comparative Fee Tables” in this Prospectus/Information Statement.

Investment Advisory Fees

Hilliard Fund

For the services the Hilliard Adviser renders and the facilities it furnishes, the Hilliard Fund pays the Hilliard Adviser an annual advisory fee.  The Hilliard Fund has agreed to pay the Hilliard Adviser an annual advisory fee of 1/2 of 1% of the first $200 million of average daily next assets, 3/8 of 1% of the next $100 million of average daily net assets, and 1/4 of 1% of the average daily net assets in excess of $300 million.  The annual advisory fee earned for the fiscal year ended August 31, 2009, was $5,617,387.  After voluntary waivers by the Hilliard Adviser, the total advisory fee paid by the Hilliard Fund for the fiscal year ended August 31, 2009, was $2,745,229.  The Hilliard Adviser may voluntarily waive a portion of its investment advisory fee or reimburse the Fund for certain operating expenses.  Any voluntary waiver may be terminated by the Hilliard Adviser at any time in its sole discretion.  The Hilliard Adviser has agreed to reimburse the Hilliard Fund if total operating expenses of the Hilliard Fund, excluding taxes, interest and extraordinary expenses, exceed on an annual basis 1½% of the first $30 million of average daily net assets and 1% of average daily net assets over $30 million.  The Hilliard Adviser reimburses the Hilliard Fund for such excess expenses monthly as an offset against any amounts receivable from the Hilliard Fund.  All such reimbursements and offsets are subject to adjustments as of the end of each fiscal year.  A discussion regarding the basis for the Hilliard Fund’s Board’s approval of the investment advisory agreement is available in the Hilliard Fund’s Semi-Annual Report dated February 28, 2010.

Federated Fund

The Federated Fund’s investment advisory contract provides for payment to the Federated Adviser of an annual investment advisory fee of 0.50% of the Federated Fund’s average daily net assets. The Federated Adviser may voluntarily waive a portion of its investment advisory fee or reimburse the Federated Fund for certain operating expenses.  Any voluntary waiver may be terminated by the Federated Adviser at any time in its sole discretion.  A discussion of the Federated Board’s review of the Federated Fund’s investment advisory contract is available in the Federated Fund’s Annual Report dated May 31, 2009.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase a Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or other related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s Website for more information.

Rule 12b-1 Plan  (Federated Fund only)

The Federated Fund has adopted a Rule 12b-1 Plan, which allows it to pay marketing fees of up to 0.35% of average net assets to Federated Securities Corp., an affiliate of the Federated Adviser and the principal distributor of shares for the Federated Fund (the “Federated Distributor”), for the sale, distribution, administration and customer servicing of the Federated Fund’s shares.  When the Federated Distributor receives Rule 12b-1 fees, it may pay some or all of them to financial intermediaries whose customers purchase shares of the Federated Fund.  Because these shares pay marketing fees on an ongoing basis, your investment cost may be higher over time than other shares with different marketing fees.  The Federated Distributor may choose to voluntarily waive a portion of its fees or reimburse the Federated Fund for expenses.  Any voluntary waiver or reimbursement may be terminated by the Federated Distributor at any time in its sole discretion.

Administrative Fees and Shareholder Services Fees

Hilliard Fund

The Hilliard Fund has entered into an Omnibus Account Agreement (the “Omnibus Agreement”) with the Hilliard Adviser to provide shareholder and administration services to the Hilliard Fund.  The fees received and the services provided by the Hilliard Adviser under the Omnibus Agreement are in addition to fees received and services provided by the Hilliard Adviser under the advisory agreement.

Under the Omnibus Agreement, the Hilliard Adviser provides certain shareholder and administrative functions for the Hilliard Fund, including, but not limited to: (i) preparing and mailing monthly statements to shareholders; (ii) forwarding shareholder communications from the Hilliard Fund; (iii) responding to inquiries from shareholders concerning their investments in the Hilliard Fund; (iv) maintaining account information relating to shareholders that invest in the Hilliard Fund; and (v) processing purchase, exchange and redemption requests from shareholders and placing orders and appropriate documentation with the Hilliard Fund or its service providers. For shareholder services it provides to the Hilliard Fund, the Hilliard Adviser receives a monthly fee from the Hilliard Fund based on the Hilliard Fund’s average daily net assets at the annual rate of 0.25% on the first $1.25 billion, 0.15% on the next $250 million, 0.13% on the next $500 million, 0.10% on the next $250 million and 0.05% on amounts over $2.25 billion. The Hilliard Adviser receives a monthly fee from the Hilliard Fund at an annual rate of 0.18% of the Hilliard Fund’s average daily net assets for administration services it provides under the Omnibus Agreement.

Federated Fund

Federated Administrative Services (“FAS”), an affiliate of the Federated Adviser, serves as administrator to the Federated Fund and provides certain administrative personnel and services as necessary.  FAS provides these services at an annual rate based on the average aggregate daily net assets of the Federated Fund and most of the other Federated funds advised by the Federated Adviser or its affiliates.  The rate charged by FAS is based on a scale that ranges from 0.150% on the first $5 billion of average aggregate daily nets assets to 0.075% on assets over $20 billion.  FAS’ minimum annual administrative fee with respect to each fund (including the Federated Fund) is $150,000 per portfolio and $40,000 per each additional class of shares.  FAS may choose to voluntarily waive a portion of its fees or reimburse the Federated Fund for expenses.  Any voluntary waiver or reimbursement may be terminated by FAS at any time in its sole discretion.

FAS also may provide certain accounting and recordkeeping services with respect to the Federated Fund’s portfolio of investments for a fee based on the Federated Fund’s assets plus out-of-pocket expenses.

The Federated Fund is a party to a Shareholder Services Agreement under which the Federated Fund may pay service fees of up to 0.25% of average net assets to financial intermediaries or to Federated Shareholder Services Company (“FSSC”), a subsidiary of Federated, for providing services to shareholders and maintaining shareholder accounts.  The Shareholder Services Agreement provides that FSSC either will perform shareholder services directly or will select financial institutions to perform such services.  Financial institutions will receive fees based upon shares owned by their clients or customers.  Intermediaries that receive service fees may include a company affiliated with management of the Federated Advisor or its parent company, Federated.  The schedule of such fees and the basis upon which such fees will be paid are determined from time to time by the Federated Fund and FSSC.  If a financial intermediary receives service fees on an account, it is not eligible to also receive account administration fees on that same account.

Account Administration Fees (Federated Fund only)

The Federated Fund may pay account administration fees of up to 0.25% of average net assets to banks that are not registered as broker-dealers or investment advisers for providing administrative services to the Federated Fund and shareholders. If a financial intermediary receives account administration fees on an account, it is not eligible to also receive service fees or recordkeeping fees on that same account.

Recordkeeping Fees (Federated Fund only)

The Federated Fund may pay recordkeeping fees on an average net assets basis or on a per-account-per-year basis to financial intermediaries for providing recordkeeping services to the Federated Fund and shareholders.  If a financial intermediary receives recordkeeping fees on an account, it is not eligible to also receive account administration fees or networking fees on that same account.

Networking Fees (Federated Fund only)

The Federated Fund may reimburse networking fees on a per-account-per-year basis to financial intermediaries for providing administrative services to the Federated Fund and shareholders on certain non-omnibus accounts.  If a financial intermediary receives networking fees on an account, it is not eligible to also receive recordkeeping fees on that same account.

Additional Payments to Financial Intermediaries (Federated Fund only)

The Federated Distributor may pay out of its own resources amounts (including items of material value) to certain financial intermediaries that support the sale of shares or provide services to Federated Fund shareholders.  The amounts of these payments could be significant, and may create an incentive for the financial intermediary or its employees or associated persons to recommend or sell shares of the Federated Fund to shareholders.  In some cases, such payments may be made by or funded from the resources of companies affiliated with the Federated Distributor (including the Federated Adviser).  These payments are not reflected in the fees and expenses listed in the fee table section of the Federated Fund’s Prospectus and described above because they are not paid by the Federated Fund.

These payments are negotiated and may be based on such factors as the number or value of shares that the financial intermediary sells or may sell; the value of client assets invested; or the type and nature of services or support furnished by the financial intermediary.  These payments may be in addition to payments of Rule 12b-1 fees and/or service fees and/or account administration fees and/or recordkeeping fees and/or networking fees made by the Federated Fund to the financial intermediary.  In connection with these payments, the financial intermediary may elevate the prominence or profile of the Federated Fund and/or other Federated funds within the financial intermediary’s organization by, for example, placement on a list of preferred or recommended funds, and/or granting the Federated Distributor preferential or enhanced opportunities to promote the funds in various ways within the financial intermediary’s organization.  You can ask your financial intermediary for information about any payments it receives from the Federated Distributor or the Federated Fund and any services provided.

Procedures for Purchasing, Redeeming and Exchanging Shares

The transfer agent and dividend disbursing agent for both Funds is State Street Bank and Trust Company.  Services provided by State Street Bank and Trust Company include the issuance, cancellation and transfer of the Funds’ shares, and the maintenance of records regarding the ownership of such shares.

Reference is made to the Prospectus of the Federated Fund dated July 31, 2009, and the Prospectus of the Hilliard Fund dated January 1, 2010, each of which is incorporated by reference, for a complete description of the purchase, redemption and exchange procedures applicable to purchases, redemptions and exchanges of the Federated Fund’s shares and the Hilliard Fund’s shares, respectively.  Set forth below is a brief description of the significant purchase, redemption and exchange procedures applicable to purchases, redemptions and exchanges of the Funds’ shares.

Purchases

Each Fund attempts to stabilize the NAV of its shares at $1.00 by valuing the portfolio securities using the amortized cost method.  Neither Fund can guarantee that its NAV will always remain at $1.00 per share. The Funds do not charge a front-end sales charge.

Shares of the Hilliard Fund may be purchased through the Hilliard Adviser on each day, except Saturday, Sunday and certain legal holidays (i.e., the day of observance of New Years Day, Martin Luther King, Jr., Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans’ Day, Thanksgiving Day and Christmas Day).  Orders placed receive the next calculated NAV for the Hilliard Fund’s shares.  The Hilliard Fund’s NAV is determined at 12:00 noon (Boston time) for the purpose of pricing orders received prior to that time.  Shareholders may purchase shares of the Hilliard Fund through the Hilliard Adviser, by mail, or in person.  Hilliard Fund shareholders who have brokerage accounts with the Hilliard Adviser may participate in a “sweep” program whereby the Hilliard Adviser automatically invests their account dividends and interest income in Hilliard Fund shares on a daily basis, thus avoiding loss of interest from idle cash. To participate in the “sweep” program, please contact a financial consultant of the Hilliard Adviser.

Shares of the Federated Fund may be purchased any day the New York Stock Exchange (“NYSE”) is open.  When the Federated Fund receives your transaction request in proper form (as described in the Federated Fund’s Prospectus), it is processed at the next calculated NAV of a share.  The Federated Fund’s NAV is determined at 3:00 p.m. (Eastern time) and as of the regular trading on the NYSE (normally, 4:00 p.m. Eastern time) each day the NYSE is open.  The times as of when NAV is determined, and when orders must be placed, may be changed as permitted by the SEC.  Purchases of the Federated Fund’s shares may be made through a financial intermediary, directly from the Federated Fund by wire and by check or through an exchange from any Federated fund or share class that does not have a stated sales charge or contingent deferred sales charge, except Liberty U.S. Government Money Market Trust and Class K Shares (for exchanges, you must meet the minimum initial investment requirements for purchasing shares (if applicable) and both accounts must have identical registrations).  You also may purchase Federated Fund shares by calling the Federated Fund and the shares will be priced at the next calculated NAV after the Federated Fund receives the order.

Once you have opened an account, you may automatically purchase additional shares on a regular basis by using the Systematic Investment Program (“SIP”) (to use the SIP, an investor needs to complete the SIP section of the new account form or contact the Federated Fund or the investor’s financial intermediary).  Once you have opened an account, purchases of additional shares also may be made through a financial institution that is an Automated Clearing House (“ACH”) member (the purchase option can be established by completing the appropriate section of the new account form).  You also may purchase shares of the Federated Fund as retirement investments (such as qualified plans and Individual Retirement Accounts (“IRAs”)) or transfer or rollover of assets (you can call your financial intermediary or the Federated Fund for information on retirement investments, and you may be subject to an annual IRA account fee).  It is suggested that you discuss retirement investments with your tax adviser.

Each Fund reserves the right to reject any request to purchase shares.

The following summarizes the Funds’ minimum initial and subsequent investment amounts:

Fund	Initial Investment Minimum	Subsequent Investment Minimum	Systematic Investment Program Initial Investment Minimum	Initial Investment/subsequent investment IRAs Minimum
Hilliard Fund	$1,000	N/A	N/A	N/A
Federated Fund*, **	$10,000***	$500	$50	$250/$100
*
There is no minimum initial or subsequent amount required for employer-sponsored retirement plans; however, such accounts remain subject to the Federated Fund’s policy on “Accounts with Low Balances” as discussed below.

**
An institutional investor’s minimum investment is calculated by combining all accounts it maintains with the Federated Fund. Financial intermediaries may impose higher or lower minimum investment requirements on their customers than those imposed by the Federated Fund. Keep in mind that financial intermediaries may charge you fees for their services in connection with your share transactions.

***
The initial investment minimum for the Federated Fund with respect to the shares of the Federated Fund issued as of the Closing Date in connection with the Reorganization will be waived to the extent necessary.

Under the Federated Fund’s “Accounts with Low Balances” policy, due to the high cost of maintaining accounts with low balances, accounts may be closed if redemptions or exchanges cause the account balance to fall below $10,000, or in the case of IRAs, $250.  Before an account is closed, the shareholder will be notified and allowed at least 30 days to purchase additional shares to meet the minimum.

The Hilliard Fund reserves the right to redeem shares in your account if you do not maintain a total investment value of more than $75.  The Hilliard Fund may redeem such shares without your permission and will send you the proceeds if such shares are redeemed.

The Federated Fund no longer issues share certificates.

Redemptions and Exchanges

Hilliard Fund shareholders may redeem shares of the Hilliard Fund at their NAV. Hilliard Fund shareholders may elect to use either the telephone or mail redemption procedures or, if checks have been issued in respect of their account, redemption by check.  If shareholders desire to utilize check redemption procedures this should be indicated on their Hilliard Fund application.  The redemption price will be the NAV per share of the Hilliard Fund next determined after receipt by the Hilliard Adviser of a redemption request in proper form or, with respect to redemption by telephone, at the NAV per share next determined after receipt of a redemption request by the Hilliard Adviser.  The Hilliard Fund also offers redemption by systematic withdrawal plan (“Withdrawal Plan”) which allows for monthly or quarterly payments to the participating shareholders in amounts not less than $100. Shareholders must indicate on their application if they wish to participate in the Withdrawal Plan.

Shares of the Federated Fund may be redeemed or exchanged any day the NYSE is open.  Redemptions and exchanges of the Federated Fund may be made through a financial intermediary or directly from the Federated Fund by telephone or by mailing a written request.  Shares also may be redeemed or exchanged in a minimum amount of $100 on a regular basis using a systematic withdrawal/exchange program (to use the systematic withdrawal/exchange program, an investor must complete the appropriate section of the new account form or an account service options form or contact the investor’s financial intermediary or the Fund).  An investor’s account value must meet the minimum initial investment amount at the time the systematic withdrawal/exchange program is established.  The Federated Fund also offers debit card (for an annual fee) and checkwriting privileges for redeeming shares.

Shareholders of the Hilliard Fund will have the opportunity to take advantage of certain additional benefits and services as shareholders of the Federated Fund after the Reorganization is consummated.  For example, as a result of the Reorganization, Hilliard Fund shareholders will be eligible to enjoy the benefits of a Capital Service® Account, which does not have an annual fee.  With this account, such shareholders would be eligible to receive check-writing, enhanced statement reporting, enhanced ACH direct deposit/withdrawal services, online access to account activity, online bill payment services, and Visa Credit Card with Cash Back, travel and merchandise reward features.  An application for the Capital Service® Account will be provided separately to Hilliard Fund shareholders.  Hilliard Fund shareholders should review this information, complete the application and return it to their financial representative if they would like to receive these services.  The application should be completed and returned at shareholders’ earliest convenience and prior to the consummation of the Reorganization.

If Hilliard Fund shareholders currently have a Capital Service® Account, such shareholders’ account will be eligible for new optional programs, which have no annual fee, including enhanced statement reporting, enhanced ACH direct deposit/withdrawal services, online access to account activity, online bill payment services, and Visa Credit Card with Cash Back, travel and merchandise reward features.  Hilliard Fund shareholders that currently have a Capital Service® Account should note that the checkbook and debit card that such shareholders have with their Hilliard Fund account will no longer be valid after the Reorganization.  New checks and debit card will automatically be reissued to such shareholders after the Reorganization is consummated.

Even if shareholders do not have a Capital Service® Account currently, check-writing is available for shareholders of the Federated Fund.  A Hilliard Fund shareholder’s existing checks will become invalid after the Reorganization is consummated.  If a shareholder of the Hilliard Fund wishes to continue using check-writing services, the shareholder will need to complete an application which is being provided to shareholders separately.  Such shareholders should complete and return the application at the shareholders’ earliest convenience and prior to the consummation of the Reorganization.

If Hilliard Fund shareholders currently have recurring, automatic payments deducted from their accounts with the Hilliard Fund, after the Reorganization is consummated, such shareholders’ current checking account number will no longer be valid.  Therefore, if Hilliard Fund shareholders have set-up recurring ACH payments, such shareholder should contact their payees to give them their new money market fund account information which they will receive in connection with the Reorganization.

Shares of the Federated Fund may be redeemed for cash or exchanged for shares of certain other Federated funds on days on which the Fund computes its NAV.  The Federated Fund has an exchange privilege that allows shareholders to exchange their shares for any Federated fund or share class that does not have a stated sales charge or contingent deferred sales charge, except Liberty U.S. Government Money Market Trust and Class K Shares.  The Federated Fund may modify or terminate the exchange privilege at any time.  The Federated Fund reserves the right to reject any request to exchange shares.

Although the Federated Fund intends to pay share redemptions in cash, it reserves the right to pay the redemption price in whole or in part by a distribution of the Federated Fund’s portfolio securities.

A redemption is a taxable transaction.  An exchange is treated as a redemption and a subsequent purchase, and also is a taxable transaction.

In the absence of a shareholder’s specific instructions, 10% of the value of the shareholder’s redemption from a retirement account in the Federated Fund may be withheld for taxes.  This withholding only applies to certain types of retirement accounts.

The Federated Fund will record a shareholder’s telephone instructions (whether for purchases, exchanges or redemptions).  If the Federated Fund does not follow reasonable procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions.

Any questions about the foregoing procedures may be directed to, and assistance in effecting purchases, redemptions or exchanges of the Funds may be obtained by calling the Federated Fund at 1-800-341-7400 or the Hilliard Fund at 1-800-444-1854.

Dividends and Distributions; Tax Information; Frequent Trading; Portfolio Holdings Disclosure Policies

Dividends and Distributions

The Hilliard Fund and the Federated Fund declare any dividends daily and pay them monthly to shareholders.

Monthly dividends from the Hilliard Fund may be reinvested in additional shares or paid in cash, as a shareholder requests, and are payable to shareholders on the 15th day of each month or, if the 15th day is not a day on which the Hilliard Fund’s NAV is determined, then on the preceding day on which the NAV is determined.  Shareholders of the Hilliard Fund who have not elected to invest their dividends in shares of the Hilliard Fund will receive a check with an attached stub providing information on such dividend.  Hilliard Fund shareholders begin earning income at 12:00 noon Boston time on the date the purchase becomes effective.  Income earned on weekends, holidays and other days which are not business days will be declared as a dividend on the next business day.

The Hilliard Fund may declare and pay dividends and capital gains prior to the Reorganization being consummated.  See the section entitled “Summary – Tax Consequences” in this Prospectus/Information Statement for further information.

The Federated Fund may establish alternative days for payment of dividends each month at the election of a shareholder’s financial intermediary’s firm.  Each investment firm must elect the same payment date for all shareholder accounts that are traded through the same system maintained by the firm.  Unless the transfer agent for the Federated Fund is otherwise notified, each investment firm will be deemed to elect to receive dividends on the last day of each month.  If a shareholder purchases shares directly from the Federated Fund, the shareholder will receive dividends on the last day of each month.

From time to time, the Fund may realize capital gains or losses. If capital gains or losses were to occur, they could result in an increase or decrease in dividends.  The Fund pays any capital gains at least annually, and may make such special distributions of dividends and capital gains as may be necessary to meet applicable regulatory requirements. A shareholder’s dividends and capital gains distributions will be automatically reinvested in additional shares without a sales charge, unless the shareholder elects cash payments.  Dividends may also be reinvested without sales charges in shares of any class of any other Federated fund of which a shareholder of the Federated Fund is already a shareholder.

If a shareholder has elected to receive dividends and/or capital gain distributions in cash, and the shareholder’s check is returned by the postal or other delivery service as “undeliverable,” or the shareholder does not respond to mailings from Federated with regard to uncashed distribution checks, the shareholder’s distribution option will automatically be converted to having all dividends and capital gains reinvested in additional shares.  No interest will accrue on amounts represented by uncashed distribution checks.  If a shareholder purchases shares just before the record date for a capital gain distribution, the shareholder will pay the full price for the shares and then receive a portion of the price back in the form of a taxable distribution, whether or not the shareholder reinvests the distribution in shares.  Therefore, a shareholder should consider the tax implications of purchasing shares shortly before the record date for a capital gain.  Shareholders should contact their financial intermediary or the Federated Fund for information concerning when dividends and capital gains will be paid.  Under the federal securities laws, the Federated Fund is required to provide a notice to shareholders regarding the source of distributions made by a Fund if such distributions are from sources other than ordinary investment income.  Important information regarding the Federated Fund’s distributions, including the percentage of the Federated Fund’s distributions that are attributable to capital gains during the calendar year (if any), is available in the “Products” section of Federated’s website at FederatedInvestors.com by clicking on the “Tax Center” link under “Related Information” and the clicking on “Year-End Tax Statements.”

Tax Information

The Hilliard Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year.  The Federated Fund sends an IRS Form 1099 and an annual statement of shareholder account activity to assist a shareholder in completing the shareholder’s federal, state and local tax returns.  Dividend distributions of ordinary income and capital gains are taxable to a shareholder whether paid in cash or reinvested in a Fund.  Dividends are taxable at different rates depending on the source of dividend income.  Distributions of net short-term capital gains are taxable to a shareholder as ordinary income. Distributions of net long-term capital gains are taxable to a shareholder as long-term capital gains regardless of how long the shareholder has owned the shareholder’s shares.  It is expected that the Hilliard Fund’s and the Federated Fund’s distributions will be primarily ordinary income dividends.  Redemptions and exchanges of Fund shares are taxable sales.  (The Reorganization is expected to qualify as a tax-free reorganization under Section 368(a) of the Code, in which case the distribution of Federated Fund shares in redemption of Hilliard Fund shares in connection with the Reorganization will not be taxable.)  Shareholders should consult their tax adviser regarding their federal, state and local tax liability.  See the section entitled “Summary – Tax Consequences” in this Prospectus/Information Statement for further information.

Frequent Trading

The Hilliard Fund seeks to maintain a stable NAV of $1.00 per share and daily liquidity.  Since the Hilliard Fund is often used by shareholders for short-term investments and immediate cash needs, it is designed to accommodate frequent purchases and redemptions.  The Hilliard Fund does not anticipate that frequent purchases and redemptions, under normal circumstances, will have significant adverse consequences to the Fund or its shareholders.  Therefore, the Hilliard Board has not adopted policies or procedures regarding frequent trading of Hilliard Fund shares.

Given the short-term nature of the Federated Fund’s investments and its use of the amortized cost method for calculating the NAV of Federated Fund shares, the Federated Fund also does not anticipate that in the normal case frequent or short-term trading into and out of the Federated Fund will have significant adverse consequences for the Federated Fund or its shareholders.  For this reason and because the Federated Fund is intended to be used as a liquid short-term investment, the Federated Board also has not adopted policies or procedures to monitor or discourage frequent or short-term trading of the Federated Fund’s shares.

Regardless of their frequency or short-term nature, purchases and redemptions of a Fund’s shares can have adverse effects on the management of a Fund’s portfolio and its performance.

Portfolio Holdings Disclosure Policies

Each Fund’s SAI contains a description of each Fund’s policies and procedures with respect to the disclosure of its portfolio securities.  The Federated Fund’s SAI is available on Federated’s website at FederatedInvestors.com. The Hilliard Fund’s SAI is available on Hilliard’s website at www.Hilliard.com.

INFORMATION ABOUT THE REORGANIZATION

Description of the Agreement and Plan of Reorganization

The Plan of Reorganization provides for the Reorganization to occur on the Closing Date, which is expected to be on or after June 11, 2010.  On the Closing Date, all or substantially all of the assets the Hilliard Fund will be transferred to the Federated Fund.  In exchange for the transfer of these assets, the Federated Fund will simultaneously issue to the Hilliard Fund a number of full and fractional shares of the Federated Fund equal in value to the aggregate NAV of the shares of the Hilliard Fund, calculated as of 4:00 p.m., Eastern time, on the Closing Date.  This Prospectus/Information Statement is expected to be mailed via bulk mail on or about May 5, 2010, to shareholders of record at the close of business on the Record Date.

The value of the Hilliard Fund’s assets to be acquired by the Federated Fund shall be the value of such assets at the Closing on the Closing Date, after the declaration and payment of any dividends and/or other distributions on that date, using available market quotations (or an appropriate substitute that reflects current market conditions) in accordance with Rule 2a-7(c)(7)(ii)(A)(1) (i.e., amortized cost) and in accordance with the valuation procedures established under such rule by the Federated Board or such other valuation procedures as shall be mutually agreed upon by the parties (and approved by their respective Boards of Directors).  The Hilliard Fund and the Federated Fund utilize the same pricing services for securities valuation and the valuation procedures of the Hilliard Fund and the Federated Fund are similar.  Consequently, while the Funds may derive differing security prices as a result of fair valuing certain securities or otherwise, it currently is not anticipated that, under normal circumstances, the use of the Federated Fund’s valuation procedures will result in a material revaluation of the Hilliard Fund’s assets at the time of the Reorganization.

The Federated Fund will be the accounting survivor in the Reorganization.  The Hilliard Fund will discharge all of its liabilities and obligations prior to consummation of the Reorganization.  Following the transfer of its assets in exchange for shares of the Federated Fund, the Hilliard Fund will distribute shares of the Federated Fund pro rata to shareholders of record of the Hilliard Fund, in redemption of all outstanding shares of the Hilliard Fund and in complete liquidation and dissolution of the Hilliard Fund.  After the liquidating distribution is made by the Hilliard Fund, the Hilliard Fund will have no shares of stock outstanding.  Shareholders of the Hilliard Fund owning shares at the Closing on the Closing Date of the Reorganization will receive a number of shares of the Federated Fund with the same aggregate value as the shareholder had in the Hilliard Fund immediately before the Reorganization.  This distribution will be accomplished by the establishment of accounts in the names of the Hilliard Fund’s shareholders on the share records of the Federated Fund’s transfer agent.  The Federated Fund does not issue share certificates to shareholders.

As soon as practicable after the distribution and liquidation of the Hilliard Fund described above, the Hilliard Fund will take steps to wind up its affairs and to have its existence dissolved in accordance with Maryland law and other applicable requirements, and shall file with the Securities and Exchange Commission an application for deregistration as an investment company on Form N-8F and such other filings as may be required.  The Reorganization will result in a complete liquidation and dissolution of the Hilliard Fund.  The transfer of shareholder accounts from the Hilliard Fund to the Federated Fund will occur automatically.  It is not necessary for the Hilliard Fund shareholders to take any action to effect the transfer.  Please do not attempt to make the transfer yourself.  If you do so, you may disrupt the management of the Hilliard Fund’s portfolio, and you may incur charges or expenses that you would not incur in the Reorganization.

The Plan contains customary representations, warranties and conditions.  The Plan provides that the consummation of the Reorganization is conditioned upon, among other things, the receipt by the Hilliard Fund and the Federated Fund of an opinion of counsel to the effect that the Reorganization will be tax-free under the Code to the Hilliard Fund, the Hilliard Fund shareholders and the Federated Fund.  The Plan may be terminated by mutual agreement of the Hilliard Fund and the Federated Fund or if, before the Closing Date, there is a breach of a representation, warranty or agreement contained in the Plan, any of the required conditions have not been met, or the Board of either Fund determines that the Reorganization is not in the best interests of the shareholders of the Fund.

See the section entitled “Information About the Reorganization – Costs of the Reorganization” in this Prospectus/Information Statement for a description of the expense provisions of the Plan.

The foregoing brief summary of the Plan is qualified in its entirety by the terms and provisions of the Plan.  A copy of the Plan for the Reorganization is attached hereto as Annex A and incorporated herein by reference.

Costs of the Reorganization

The Hilliard Fund and the Federated Fund will not bear any expenses associated with their participation in the Reorganization, except as contemplated in Article IX of the Plan (and summarized below).

The Hilliard Adviser, or its affiliates, and the Federated Adviser, or its affiliates, will pay the following direct expenses relating to its participation in its Reorganization as agreed between them: (a) expenses associated with the preparation and filing of the Registration Materials (as defined in the Plan); (b) postage; (c) printing; (d) accounting fees; (e) legal and accounting fees incurred in connection with the preparation of the Registration Materials;  (f) other related administrative or operational costs; and (g) expenses incurred in connection with entering into and carrying out the provisions of the Plan.  The Federated Fund shall bear expenses associated with the qualification of Federated Fund shares for sale in the various states.  In addition, to the extent that any transition of portfolio securities is required in connection with the Reorganization, the Funds may incur transaction expenses associated with the purchase and/or sale of portfolio securities.  Notwithstanding the foregoing, the Federated Adviser or its affiliates and the Hilliard Adviser or its affiliates shall pay or assume only those expenses of the Hilliard Fund that are solely and directly related to the Reorganization in accordance with the guidelines established in Rev. Rul. 73-54, 1973-1 C.B. 187.

Description of the Hilliard Fund’s and Federated Fund’s Shares and Capitalization

The shares of the Federated Fund to be issued to shareholders of the Hilliard Fund under the Plan will be fully paid and non-assessable when issued, transferable without restriction and will have no preemptive or conversion rights.    Reference is hereby made to the Prospectus of the Federated Fund provided with this Prospectus/Information Statement for additional information about the shares of the Federated Fund.

The following table sets forth the unaudited capitalization of the Hilliard Fund into the Federated Fund as of November 30, 2009.

Fund	Total Net Assets	Shares Outstanding	NAV Per Share
Hilliard Fund	$1,920,155,915	1,920,155,915	$1.00
Net Asset Adjustments*	(31,198)
Federated Fund	760,600,268	760,573,886	$1.00
Federated Fund, Pro Forma Combined	$2,680,724,985	2,680,729,801	$1.00

*
Adjustment to reflect elimination of portion of prepaid expenses of Hilliard Fund the value of which would be written-down prior to, and would not transfer to the Federated Fund in connection with, the consummation of the Reorganization.

Federal Income Tax Consequences

As a condition to the Reorganization, the Federated Fund and the Hilliard Fund will receive an opinion of counsel to the effect that, on the basis of the existing provisions of the Code, current administrative rules and court decisions, for federal income tax purposes:

a)
The Reorganization will constitute a “reorganization” within the meaning of Section 368(a) of the Code, and the Federated Fund and the Hilliard Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code.

b)	No gain or loss will be recognized by the Federated Fund upon the receipt of the assets of the Hilliard Fund solely in exchange for Federated Fund shares.

c)
No gain or loss will be recognized by the Hilliard Fund upon the transfer of the Hilliard Fund’s assets to the Federated Fund solely in exchange for Federated Fund shares or upon the distribution (whether actual or constructive) of Federated Fund shares to Hilliard Fund shareholders in exchange for their Hilliard Fund shares.

d)	No gain or loss will be recognized by any Hilliard Fund shareholder upon the exchange of its Hilliard Fund shares for Federated Fund shares.

e)
The aggregate tax basis of the Federated Fund shares received by each Hilliard Fund shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Hilliard Fund shares held by such Hilliard Fund shareholder immediately prior to the Reorganization.  The holding period of Federated Fund shares received by each Hilliard Fund shareholder will include the period during which the Hilliard Fund shares exchanged therefor were held by such shareholder, provided the Hilliard Fund shares are held as capital assets at the time of the Reorganization.

f)
The tax basis of the Hilliard Fund’s assets acquired by the Federated Fund will be the same as the tax basis of such assets to the Hilliard Fund immediately prior to the Reorganization.  The holding period of the assets of the Hilliard Fund in the hands of the Federated Fund will include the period during which those assets were held by the Hilliard Fund.

Such opinion shall be based on customary assumptions and such representations as tax counsel may reasonably request, and the Hilliard Fund and Federated Fund will cooperate to make and certify the accuracy of such representations.  The foregoing opinion may state that no opinion is expressed as to the effect of the Reorganization on the Federated Fund, the Hilliard Fund or any Hilliard Fund shareholder with respect to any asset as to which unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting.  The requirement that the above-described opinion be provided in connection with the Reorganization cannot be waived by either Fund.

Opinions of counsel are not binding upon the Internal Revenue Service or the courts.  If the Reorganization is consummated but does not qualify as a tax-free reorganization under the Code, a shareholder of the Hilliard Fund would recognize a taxable gain or loss equal to the difference between the shareholder’s tax basis in the shareholder’s shares of the Hilliard Fund and the fair market value of the shares of the Federated Fund received in exchange therefor.

See the discussion under the section entitled “Summary – Tax Consequences” in this Prospectus/Information Statement for further information regarding the tax consequences of the Reorganization, including (without limitation) the possibility that the Hilliard Fund may make distributions (which may be taxable) of ordinary income and/or realized capital gains to its respective shareholders prior to the Reorganization being consummated.

Shareholders of the Hilliard Fund should consult their tax advisors regarding the effect, if any, of the Reorganization in light of their individual circumstances.  Because the foregoing discussion only relates to the federal income tax consequences of the Reorganization, those shareholders also should consult their tax advisors about the state and local tax consequences, if any, of the Reorganization.

Agreement Between Federated and the Hilliard Adviser

Federated entered into the Purchase Agreement with the Hilliard Adviser dated March 5, 2010, regarding the sale by the Hilliard Adviser to Federated (or its designated affiliates, including the Federated Adviser), of certain assets relating to the Hilliard Adviser’s business of providing investment management services to the Hilliard Fund, the Hilliard Adviser’s and its affiliates’ cooperation in connection with the Reorganization, the payment/sharing of transaction expenses, and related matters.  The sale of such assets, and certain other obligations of the parties, are contingent upon customary closing conditions and certain other events.  In consideration of the sale and transfer of the acquired assets by the Hilliard Adviser to Federated (or its designated affiliates, including the Federated Adviser) in accordance with the Purchase Agreement, and subject to the terms and conditions in the Purchase Agreement, Federated shall bear its portion of the transaction costs and certain other fees, expenses and costs as contemplated in the Agreement.  The Purchase Agreement contains customary, negotiated representations, warranties, covenants, conditions to closing and indemnification provisions.

In the Purchase Agreement, the parties acknowledge that they intend that the transactions (including the Reorganization) satisfy the applicable requirements of Section 15(f) of the 1940 Act.  In this connection, the parties agreed that, for the minimum time periods specified in Section 15(f) of the 1940 Act in respect of such transactions that are a subject of Section 15(f) of the 1940 Act, the parties shall use commercially reasonable efforts, subject to their respective fiduciary duties, not to cause (and to prevent their respective affiliates from causing) a violation of Section 15(f) in connection with the transactions.  Without limiting the foregoing, the parties, subject to compliance with their respective fiduciary duties, agreed to use commercially reasonable efforts to, and to use commercially reasonable efforts to cause the directors of the Federated Fund to, take (or refrain from taking, as the case may be) such actions as are necessary to ensure that:

(i)
at least seventy-five percent (75%) of the directors of the Federated Fund are not “interested persons” (as that term is defined in the 1940 Act) of the Federated Fund’s investment adviser (i.e., the Federated Adviser) or the Hilliard Adviser, or any “interested person” (as that term is defined in the 1940 Act) thereof;

(ii)	no “unfair burden” (as that term is defined in Section 15(f)(2)(B) of the 1940 Act) may be imposed as a result of such transactions; and

(iii)
each vacancy among the directors of the Federated Fund, which must be filled by a person who is not an interested person of either the Federated Fund’s investment adviser or of the Hilliard Adviser in order to comply with Section 15(f) of the 1940 Act (as if such Section were applicable to such transactions), must be filled by a person who (a) is not an interested person of the Federated Fund’s investment adviser (i.e., the Federated Adviser) or of the Hilliard Adviser and (b) has been selected and proposed for election by a majority of the directors of the Federated Fund who are not such interested persons.

Federated may elect, in lieu of the covenants set forth in the preceding sentence, to apply for and obtain an exemptive order under Section 6(c) of the 1940 Act from the provisions of Section 15(f)(1)(A) of the 1940 Act, in form and substance reasonably acceptable to the Hilliard Adviser.

The Purchase Agreement also contains provisions under which the Hilliard Adviser is required to (a) reimburse the Hilliard Fund for the full amount of any accumulated net realized loss as reflected in the Hilliard Fund’s audited Statement of Assets and Liabilities as of August 31, 2009, as adjusted for all net gains and losses realized by the Hilliard Fund after August 31, 2009, through the Closing Date (or any transaction that has caused a permanent impairment), and (b), depending upon the shadow market value of the assets of the Hilliard Fund as of the Closing Date, its impact on the shadow market value of the Federated Fund upon the closing occurring, and certain determinations by the Federated Adviser (subject to consultation with counsel to the independent directors of the Board of the Federated Fund and any Board determinations on the Reorganization), contribute capital to the Hilliard Fund in order to seek to address the potential impact of the Reorganization on the gross yield of the Federated Fund and to address potential dilution to Federated Fund shareholders. The Hilliard Adviser’s reimbursement, contribution and payment obligations are subject to the condition that, if such obligations exceed a certain amount in the aggregate (in this case $50,000), the Hilliard Adviser may elect not to satisfy its obligations over such threshold amount, in which case the Reorganization would not be consummated unless Federated agrees otherwise.

The Purchase Agreement requires that the Hilliard Adviser assume any liabilities of the Hilliard Fund that have not been discharged by the Hilliard Fund on or prior to the date on which the Reorganization is consummated.

The Purchase Agreement also contemplates that the Hilliard Adviser and its affiliates will seek the consent of shareholders of other sweep accounts maintained by the Hilliard Adviser or its affiliates that provide for the automatic investment of net cash balances into shares of money market funds (other than the Hilliard Fund or the Federated Fund), and the automatic redemption of such shares to pay obligations incurred by such accounts.  These consents would be sought in order to obtain the authority to transfer the cash balances invested in such other sweep accounts to the Federated Fund or to another money market mutual fund for which the Federated Adviser or its affiliates serves as investment adviser.  As permitted under FINRA/NASD rules, such consents may be obtained by using negative consent letters.  After the consents are obtained (for example, after the expiration of the period specified in such negative consent letters for an account holder to elect out of the transfers contemplated in such letters), the Hilliard Adviser or its affiliates will enter the redemption and purchase orders, and take any other commercially reasonable actions, necessary or appropriate to effect the transfers of the assets from such other sweep accounts to the Federated Fund or to another money market mutual fund for which the Federated Adviser or its affiliates serves as investment adviser on or before the Closing Date.

It also is anticipated that the Hilliard Adviser, or its affiliates, may, under agreements with one or more subsidiaries of Federated, be entitled to receive distribution or servicing fees on shareholder accounts for which the Hilliard Adviser, or its affiliates, serves as the broker-dealer of record and performs services.  Such fees may be up to the amounts disclosed in the prospectus for the Federated funds (including the Federated Fund) (e.g., shareholder services/administration fees will be in an aggregate annual amount not to exceed 0.25% of the NAV of the shares of the Federated funds (including the Federated Fund) that are held by shareholders).  In addition, it is anticipated that the Hilliard Adviser and its affiliates may, under agreements with one or more subsidiaries of Federated, be eligible to receive Federated-paid or supplemental payments for services rendered to the Federated funds (including the Federated Fund).  Such amounts may be asset-based fees and may be significant.  For more information with respect to applicable arrangements for the payment of servicing and/or distribution fees by the Federated Fund or the Federated Adviser or its affiliates, see the sections entitled “Summary – Comparative Fee Tables” and “Summary – Investment Advisory Fees and Other Fees/Expenses” in this Prospectus/Information Statement.

Comparative Information on Shareholder Rights

The Hilliard Fund and Federated Corporation are open-end, management investment companies. The Hilliard Fund and the Federated Corporation were established under the laws of the State of Maryland.  In addition to Maryland state law, the rights of shareholders of the Federated Fund and the Hilliard Fund are defined by the respective Funds’ Articles of Incorporation and Bylaws. The chart below summarizes some of the differences between your rights as a shareholder of the Hilliard Fund and your rights as a shareholder of the Federated Fund.

CATEGORY	HILLIARD FUND	FEDERATED FUND
Preemptive Rights	None	None
Preferences	None	None
Appraisal Rights	None	None
Conversion Rights	None	None
Exchange Rights (other than the right to exchange for shares of other mutual funds as provided in the a Fund’s prospectuses)	None	None
Minimum Account Size	$1,000	$10,000 $250 for IRAs
Annual Meetings	Not required	Not required
Right to Call Shareholder Meetings
Upon the written request of the holders of shares entitled to not less than a majority of all the votes entitled to be cast at such meetings, provided that (a) such request states the purposes of such meeting and the matters proposed to be acted upon, and (b) the shareholders requesting such meeting shall have paid to the Hilliard Fund the reasonably estimated cost of preparing and mailing the notice thereof, which the Secretary shall determine and specify to such shareholders.

As requested in writing by shareholders entitled to cast at least 10% of the voter shares entitled to be cast at the meetings. Such request shall state the purpose of such meeting and the matters proposed to be acted on thereat, and no other business shall be transacted at any such special meeting. The Secretary shall inform shareholders of the reasonably estimated costs of preparing and mailing the notice of the meeting, and upon payment to the Corporation of such costs.

Notice of Meetings	Not less than ten nor more than ninety days before the date of every annual or special meeting of shareholders.	Same
Record Date For Meetings
The Board may fix a date not more than 90 days and in case of a meeting of shareholders not less than 10 days before the meeting date as the record date for determining shareholders entitled to notice of or to vote at any meeting of shareholders.
Same
Quorum for Meetings	The presence at any shareholders’ meeting in person or by proxy, of shareholders entitled to cast a majority of the votes thereat constitutes a quorum for the transaction of business.	Except when otherwise required by law, the presence in person or by proxy of the holders of one-third of the shares entitled to vote constitutes a quorum at any meeting of shareholders.
Vote Required for Election of Trustees/Directors	A plurality of votes cast at the meeting.	Same
Adjournment of Meetings
In the absence of a quorum, a majority of those shareholders present in person or by proxy may adjourn the meeting from time to time to a date not later than 120 days after original record date, without further notice than by announcement at the meeting until a quorum shall be present.
Same
Removal of Directors by Shareholders	A director may be removed from office at any special meeting of shareholders by a majority of all of the shares entitled to vote.	Same
Personal Liability of Officers and Directors
Directors and officers shall be liable for their willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of director or officer, as the case may be, and for nothing else.
Same
Personal Liability of Shareholders
Under Maryland corporate law no personal liability passes through to shareholders of the fund.  Under Maryland corporate law, there is generally no shareholder liability for acts or obligations of the corporation.
Same
Rights of Inspection
Under the General Laws of the State of Maryland, the by-laws and the minutes must be available for inspection by shareholders.  Maryland law provides that one or more persons who together are shareholders of at least 5% of the outstanding shares of the corporation for at least six months may inspect the fund’s books of account and stock ledger, statement of the corporation’s affairs, and present to any officer or resident agent a written request for a list of the Maryland fund’s shareholders.
Same
Liquidation and Dissolution
Maryland law requires shareholder approval to dissolve a fund.  However, the directors can redeem the shares without shareholder approval, and once the shares have been redeemed, the directors can liquidate the series or class without shareholder approval.  Also, in the event that no shares of a class or series are outstanding, a majority of the directors may vote to liquidate any class or series without shareholder approval.
Under the Hilliard Fund’s Articles of Incorporation, the Fund shall have the right at any time without prior notice to the shareholder to redeem shares of any shareholder for their then current NAV per share if at such time the shareholder owns shares having an aggregate NAV of $1,000 or less subject to such terms and conditions as the Board may approve, and subject to the Fund giving general notice to all shareholders of its intention to avail itself of such right, either by publication in the Prospectus, if any, or by such other means as the Board may determine.
Same (first paragraph only)
Number of Authorized Shares; Par Value	2,500,000,000 shares, par value of $0.01 per share.	12,500,000,000 shares of common stock, par value $0.001 per share

INFORMATION ABOUT FEDERATED FUND AND HILLIARD FUND

Where to Find Additional Information

Information about the Hilliard Fund is included in its Prospectus and its SAI dated January 1, 2010, each of which is incorporated herein by reference.  Information about the Federated Fund is included in its Prospectus and its SAI dated July 31, 2009, each of which is incorporated herein by reference.  A copy of the Prospectus for the Federated Fund accompanies this Prospectus/Information Statement.  Copies of the SAI of the Federated Fund, the Prospectus and SAI of the Hilliard Fund and the SAI dated June  , 2010, relating to this Prospectus/Information Statement, all of which have been filed with the SEC, may be obtained without charge by contacting the Federated Fund at 1-800-341-7400 or the Hilliard Fund at 1-800-444-1854 or by writing to Federated Investors Funds, 4000 Ericsson Drive, Warrendale, Pennsylvania 15086-7561 or writing the Hilliard Fund at 500 West Jefferson Street, Louisville, Kentucky 40202.  The Prospectus and SAI of the Hilliard Fund can be found electronically at www.hilliard.com. The Federated Fund is also available electronically on Federated’s website at FederatedInvestors.com.

The Hilliard Fund, and the Federated Corporation, on behalf of the Federated Fund, are subject to the informational requirements of the Securities Act of 1933, the Securities Exchange Act of 1934, and the 1940 Act, and in accordance therewith file reports and other information with the SEC.  Reports, and information statements and other information filed by the Hilliard Fund and by the Federated Corporation, on behalf of the Federated Fund, can be obtained by calling or writing the Funds and can also be inspected and copied by the public at the public reference facilities maintained by the SEC in Washington, D.C.  Copies of such materials can be obtained at prescribed rates from the Public Reference Branch, Office of Consumer Affairs and Information Services, SEC, Washington D.C. 20549, or obtained electronically from the EDGAR database on the SEC’s website (www.sec.gov).

Legal Proceedings

Since October 2003, Federated and related entities (collectively, “Federated”), and various Federated funds (“Funds”), have been named as defendants in several class action lawsuits now pending in the United States District Court for the District of Maryland. The lawsuits were purportedly filed on behalf of people who purchased, owned and/or redeemed shares of Federated-sponsored mutual funds during specified periods beginning November 1, 1998. The suits are generally similar in alleging that Federated engaged in illegal and improper trading practices including market timing and late trading in concert with certain institutional traders, which allegedly caused financial injury to the mutual fund shareholders. These lawsuits began to be filed shortly after Federated’s first public announcement that it had received requests for information on shareholder trading activities in the Funds from the SEC, the Office of the New York State Attorney General (“NYAG”), and other authorities. In that regard, on November 28, 2005, Federated announced that it had reached final settlements with the SEC and the NYAG with respect to those matters. Specifically, the SEC and NYAG settled proceedings against three Federated subsidiaries involving undisclosed market timing arrangements and late trading. The SEC made findings: that Federated Investment Management Company (“FIMC”), an SEC-registered investment adviser to various Funds, and Federated Securities Corp., an SEC-registered broker-dealer and distributor for the Funds, violated provisions of the Investment Advisers Act and Investment Company Act by approving, but not disclosing, three market timing arrangements, or the associated conflict of interest between FIMC and the funds involved in the arrangements, either to other fund shareholders or to the funds’ board; and that Federated Shareholder Services Company, formerly an SEC-registered transfer agent, failed to prevent a customer and a Federated employee from late trading in violation of provisions of the Investment Company Act. The NYAG found that such conduct violated provisions of New York State law. Federated entered into the settlements without admitting or denying the regulators’ findings. As Federated previously reported in 2004, it has already paid approximately $8 million to certain funds as determined by an independent consultant. As part of these settlements, Federated agreed to pay disgorgement and a civil money penalty in the aggregate amount of an additional $72 million and, among other things, agreed that it would not serve as investment adviser to any registered investment company unless (i) at least 75% of the fund’s directors are independent of Federated, (ii) the chairman of each such fund is independent of Federated, (iii) no action may be taken by the fund’s board or any committee thereof unless approved by a majority of the independent directors of the fund or committee, respectively, and (iv) the fund appoints a “senior officer” who reports to the independent directors and is responsible for monitoring compliance by the fund with applicable laws and fiduciary duties and for managing the process by which management fees charged to a fund are approved. The settlements are described in Federated’s announcement which, along with previous press releases and related communications on those matters, is available in the “About Us” section of Federated’s website at FederatedInvestors.com.

Federated entities have also been named as defendants in several additional lawsuits that are now pending in the United States District Court for the Western District of Pennsylvania, alleging, among other things, excessive advisory and Rule 12b-1 fees.

The Board of the Funds retained the law firm of Dickstein Shapiro LLP to represent the Funds in each of the lawsuits described in the preceding two paragraphs. Federated and the Funds, and their respective counsel, have been defending this litigation, and none of the Funds remains a defendant in any of the lawsuits (though some could potentially receive any recoveries as nominal defendants). Additional lawsuits based upon similar allegations may be filed in the future. The potential impact of these lawsuits, all of which seek unquantified damages, attorneys’ fees, and expenses, and future potential similar suits is uncertain. Although we do not believe that these lawsuits will have a material adverse effect on the Funds, there can be no assurance that these suits, ongoing adverse publicity and/or other developments resulting from the regulatory investigations will not result in increased Fund redemptions, reduced sales of Fund shares, or other adverse consequences for the Funds.

ADDITIONAL INFORMATION ABOUT THE FUNDS

Share Ownership of the Funds

[to be filed by Amendment – Outstanding Shares and Percentage Information]

Officers and directors of the Hilliard Fund own less than 1% of the Hilliard Fund’s outstanding shares.

At the close of business on the Record Date, the following persons owned, to the knowledge of management, 5% or more of the outstanding shares of the Hilliard Fund:

Officers and directors of the Federated Fund own less than 1% of the Federated Fund’s outstanding shares.

At the close of business on the Record Date, the following persons owned, to the knowledge of management, 5% or more of the outstanding shares of the Federated Fund:

Shareholders owning 25% or more of outstanding shares may be in control and be able to affect the outcome of certain matters presented for a vote of shareholders.

Interests of Certain Persons

The Federated Fund is managed by the Federated Adviser.  The Federated Adviser is a subsidiary of Federated.  All of the voting securities of Federated are owned by a trust, the trustees of which are John F. Donahue, his wife and his son, J. Christopher Donahue.  John F. Donahue and J. Christopher Donahue currently serve as directors of the Federated Corporation.

OTHER MATTERS

The Hilliard Fund is not required, and does not intend, to hold regular annual meetings of shareholders.  Shareholders wishing to submit proposals for consideration for inclusion in a Proxy Statement for the next meeting of shareholders should send their written proposals to the Secretary of the Hilliard Fund at 500 West Jefferson Street, Louisville, Kentucky 40202-2823, so that they are received within a reasonable time before any such meeting.  The timely submission of a proposal does not guarantee its submission.

By Order of the Board of Directors,

/s/ Stephanie J. Ferree
Stephanie J. Ferree
Secretary of Hilliard-Lyons Government Fund, Inc.
June  , 2010

ANNEX A

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

AGREEMENT AND PLAN OF REORGANIZATION
THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this 7th day of April 2010, by and between Cash Trust Series, Inc., a Maryland corporation, with its principal place of business at 4000 Ericsson Drive, Warrendale, PA 15086-7561 (“Cash Trust Series”), with respect to Government Cash Series (the “Surviving Fund”), a series of Cash Trust Series, and Hilliard-Lyons Government Fund, Inc., a Maryland corporation, with its principal place of business at 500 West Jefferson Street, Louisville, Kentucky 40202-2823 (the “Reorganizing Fund” and, collectively with the Surviving Fund, the “Funds”).

This Agreement is intended to be, and is adopted as, a plan of reorganization within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the “Code”) and the Treasury Regulations promulgated thereunder.  The reorganization will consist of: (i) the transfer of all or substantially all of the assets of the Reorganizing Fund in exchange solely for shares of the Surviving Fund (the “Surviving Fund Shares”); and (ii) the distribution of Surviving Fund Shares to the holders of the outstanding shares of the Reorganizing Fund (“Reorganizing Fund Shares”) in redemption of all outstanding Reorganizing Fund Shares and in complete liquidation and dissolution of the Reorganizing Fund as provided herein, all upon the terms and conditions set forth in this Agreement (the “Reorganization”).

WHEREAS, the Surviving Fund is a separate series of Cash Trust Series, and Cash Trust Series and the Reorganizing Fund are open-end, registered management investment companies and the Reorganizing Fund owns securities that generally are assets of the character in which the Surviving Fund is permitted to invest;

WHEREAS, the Surviving Fund and the Reorganizing Fund are authorized to issue their shares of stock;

WHEREAS, the Directors of Cash Trust Series have determined that the Reorganization, with respect to the Surviving Fund, is in the best interests of the Surviving Fund;

WHEREAS, the Directors of the Reorganizing Fund have determined that the Reorganization, with respect to the Reorganizing Fund, is in the best interests of the Reorganizing Fund;

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

ARTICLE I

TRANSFER OF ASSETS OF THE REORGANIZING FUND IN EXCHANGE FOR SURVIVING FUND SHARES AND LIQUIDATION AND DISSOLUTION OF THE REORGANIZING FUND

 1.1           THE EXCHANGE.  Subject to the terms and conditions contained herein and on the basis of the representations and warranties contained herein, the Reorganizing Fund agrees to transfer all or substantially all of its assets, as set forth in paragraph 1.2, to the Surviving Fund.  In exchange, the Surviving Fund agrees to deliver to the Reorganizing Fund the number of full and fractional Surviving Fund Shares, determined by multiplying (a) the outstanding Reorganizing Fund Shares by (b) the ratio computed by dividing (x) the net asset value per share of the Reorganizing Fund Shares by (y) the net asset value per share of the Surviving Fund Shares, computed in the manner and as of the time and date set forth in paragraph 2.2.  Holders of the Reorganizing Fund Shares will receive Surviving Fund Shares in redemption of their Reorganizing Fund Shares.  Such transactions shall take place at the closing on the Closing Date provided for in paragraph 3.1.

 1.2           ASSETS TO BE ACQUIRED. The assets of the Reorganizing Fund to be acquired by the Surviving Fund shall consist of property having a value equal to the total net assets of the Reorganizing Fund, including, without limitation, cash, securities, commodities, interests in futures and dividends or interest receivable, owned by the Reorganizing Fund.

 The Reorganizing Fund has provided the Surviving Fund with its most recent audited financial statements, which contain a list of all of the Reorganizing Fund’s assets as of the date of such statements.  The Reorganizing Fund hereby represents that as of the date of the execution of this Agreement, there have been no changes in its financial position as reflected in such financial statements other than those occurring in the ordinary course of business in connection with the purchase and sale of securities, the issuance and redemption of Reorganizing Fund Shares and the payment of normal operating expenses, dividends and capital gains distributions.

 1.3           LIABILITIES TO BE DISCHARGED.  The Reorganizing Fund will discharge all of its liabilities and obligations prior to the Closing Date.

 1.4           LIQUIDATION AND DISTRIBUTION.  On or as soon after the Closing Date as is conveniently practicable:  (a) the Reorganizing Fund will distribute in complete liquidation of the Reorganizing Fund, pro rata to its shareholders of record, determined as of the close of business on the Closing Date (the “Reorganizing Fund Shareholders”), all of the Surviving Fund Shares received by the Reorganizing Fund pursuant to paragraph 1.1; and (b) the Reorganizing Fund will proceed to dissolve as set forth in paragraph 1.8 below.  Such distribution will be accomplished by the transfer of Surviving Fund Shares credited to the account of the Reorganizing Fund on the books of the Surviving Fund to open accounts on the share records of the Surviving Fund in the name of the Reorganizing Fund Shareholders, and representing the respective pro rata number of Surviving Fund Shares due such shareholders.  The liquidating distribution of the Surviving Fund Shares shall be made by the Reorganizing Fund to the Reorganizing Fund Shareholders, and thereafter the Reorganizing Fund shall have no shares of stock outstanding.  All issued and outstanding Reorganizing Fund Shares will simultaneously be redeemed by the Reorganizing Fund and canceled on its books.  Certificates representing Reorganizing Fund Shares, if any, shall be turned in to and canceled by the Reorganizing Fund.  The Surviving Fund shall not issue certificates representing Surviving Fund Shares in connection with such transfer.  After the Closing Date, the Reorganizing Fund shall not conduct any business except in connection with its dissolution.

 1.5           OWNERSHIP OF SHARES.  Ownership of Surviving Fund Shares will be shown on the books of the Surviving Fund’s transfer agent. Surviving Fund Shares will be issued simultaneously to the Reorganizing Fund, in an amount equal in value to the aggregate net asset value of the Reorganizing Fund Shares, to be distributed to Reorganizing Fund Shareholders.

 1.6           TRANSFER TAXES.  Any transfer taxes payable upon the issuance of Surviving Fund Shares in a name other than the registered holder of the Reorganizing Fund Shares on the books of the Reorganizing Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Surviving Fund Shares are to be issued and transferred.

 1.7           REPORTING RESPONSIBILITY.  Any reporting responsibility of the Reorganizing Fund is and shall remain the responsibility of the Reorganizing Fund.

 1.8           DISSOLUTION.  As soon as practicable after the distribution and liquidation described in paragraph 1.4, the Reorganizing Fund shall take further steps to wind up its affairs and to have its existence dissolved in accordance with Maryland law and other applicable requirements, and shall file with the Securities and Exchange Commission (the “Commission”) an application for deregistration as an investment company on Form N-8F and such other filings as may be required by the Commission.

 1.9           BOOKS AND RECORDS.  All books and records of the Reorganizing Fund, including all books and records required to be maintained under the Investment Company Act of 1940, as amended (the “1940 Act”), and the rules and regulations thereunder, shall be available to the Surviving Fund from and after the Closing Date and copies thereof shall be turned over to the Surviving Fund as soon as practicable following the Closing Date.

ARTICLE II

VALUATION

 2.1           VALUATION OF ASSETS.  The value of the Reorganizing Fund’s assets to be acquired by the Surviving Fund hereunder shall be the value of such assets at the closing on the Closing Date, after the declaration and payment of any dividends and/or other distributions on that date, using available market quotations (or an appropriate substitute that reflects current market conditions) in accordance with Rule 2a-7(c)(7)(ii)(A)(1) and in accordance with the valuation procedures established under such rule by the Board of Directors of the Surviving Fund or such other valuation procedures as shall be mutually agreed upon by the parties.

 2.2           VALUATION OF SHARES.  The net asset value per share of Surviving Fund Shares shall be the net asset value per share of Surviving Fund Shares computed at the closing on the Closing Date, using the Amortized Cost Method as defined in Rule 2a-7(a)(2) in accordance with the valuation procedures established under such rule by the Board of Directors of the Surviving Fund or such other valuation procedures as shall be mutually agreed upon by the parties (and approved by their respective Boards of Directors).

 2.3           SHARES TO BE ISSUED.  The number of Surviving Fund Shares to be issued (including fractional shares, if any) in exchange for the Reorganizing Fund’s assets, shall be determined in accordance with paragraph 1.1.

 2.4           DETERMINATION OF VALUE.  All computations of value shall be made by State Street Bank and Trust Company, on behalf of the Surviving Fund and the Reorganizing Fund.

ARTICLE III

CLOSING AND CLOSING DATE

 3.1           CLOSING DATE.  The closing shall occur on or about July 23, 2010, or such other date(s) as the parties may agree to in writing (the “Closing Date”).  All acts taking place at the closing shall be deemed to take place at 4:00 p.m. Eastern Time on the Closing Date unless otherwise provided herein.  The closing shall be held at the offices of Federated Services Company, 1001 Liberty Avenue, Pittsburgh, Pennsylvania 15222-3779, or at such other time and/or place as the parties may agree.

 3.2           CUSTODIAN’S CERTIFICATE. State Street Bank and Trust Company, as custodian for the Reorganizing Fund (the “Custodian”), shall deliver at the Closing a certificate of an authorized officer stating that:  (a) the Reorganizing Fund’s portfolio securities, cash, and any other assets have been delivered in proper form to the Surviving Fund on the Closing Date; and (b) all necessary taxes including all applicable federal and state stock transfer stamps, if any, shall have been paid, or provision for payment shall have been made, in conjunction with the delivery of portfolio securities by the Reorganizing Fund.

 3.3           EFFECT OF SUSPENSION IN TRADING.  In the event that on the scheduled Closing Date, either:  (a) the NYSE or another primary exchange on which the portfolio securities of the Surviving Fund or the Reorganizing Fund are purchased or sold, shall be closed to trading or trading on such exchange shall be restricted; or (b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Surviving Fund or the Reorganizing Fund is impracticable, the Closing Date shall be postponed until the first Friday that is a business day after the day when trading is fully resumed and reporting is restored.

 3.4           TRANSFER AGENT’S CERTIFICATE. State Street Bank and Trust Company, as transfer agent for the Reorganizing Fund as of the Closing Date, shall deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of Reorganizing Fund Shareholders, and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing.  The Surviving Fund shall cause State Street Bank and Trust Company, its transfer agent, to issue and deliver a certificate as to the opening of accounts in the Reorganizing Fund Shareholders’ names on the Surviving Fund’s share transfer books.  The Surviving Fund shall issue and deliver, or cause State Street Bank and Trust Company, its transfer agent, to issue and deliver, a confirmation evidencing Surviving Fund Shares to be credited on the Closing Date to the Secretary of the Reorganizing Fund or provide evidence satisfactory to the Reorganizing Fund that the Surviving Fund Shares have been credited to the Reorganizing Fund’s account on the books of the Surviving Fund.  At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, receipts, certificates, opinions,  and other documents, if any, as such other party or its counsel may reasonably request.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

           4.1           REPRESENTATIONS OF THE REORGANIZING FUND.  The Reorganizing Fund represents and warrants to Cash Trust Series, on behalf of the Surviving Fund, as follows:

a)	The Reorganizing Fund is a corporation duly organized, validly existing, and in good standing under the laws of the State of Maryland.

b)
The Reorganizing Fund is registered as an open-end management investment company under the 1940 Act, the Reorganizing Fund’s registration with the Commission as an investment company under the 1940 Act is in full force and effect, the Reorganizing Fund’s shares are registered under the Securities Act of 1933, as amended (“1993 Act”) and such registration has not been revoked or rescinded and is in full force and effect.

c)
The current prospectus and statement of additional information of the Reorganizing Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act, and the rules and regulations thereunder, and do not include any untrue statement of a material fact or omit to state any material fact required to be stated or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

d)
The Reorganizing Fund is not, and the execution, delivery, and performance of this Agreement will not result, in the violation of any provision of the Reorganizing Fund’s Articles of Incorporation or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Reorganizing Fund is a party or by which it is bound.

e)
The Reorganizing Fund has no material contracts or other commitments (other than this Agreement) that will be terminated with liability to it before the Closing Date, except for liabilities, if any, to be discharged as provided in paragraph 1.3 hereof.  All contracts of the Reorganizing Fund will be terminated with respect to the Reorganizing Fund as of the Closing Date (including any such contracts with affiliated persons of the Reorganizing Fund).

f)
Except as otherwise disclosed in writing to and accepted by the Surviving Fund, no litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Reorganizing Fund or any of its properties or assets.  Any such litigation, if adversely determined, would not materially and adversely affect the Reorganizing Fund’s financial condition, the conduct of its business, or the ability of the Reorganizing Fund to carry out the transactions contemplated by this Agreement.  The Reorganizing Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

g)
The audited financial statements of the Reorganizing Fund as of August 31, 2009, and for the fiscal year then ended have been prepared in accordance with generally accepted accounting principles, and such statements (copies of which have been furnished to the Surviving Fund) fairly reflect the financial condition of the Reorganizing Fund as of such date, and there are no known contingent liabilities of the Reorganizing Fund as of such date that are not disclosed in such statements.

h)
Since the date of the financial statements referred to in sub-paragraph (g) above, there have been no material adverse changes in the Reorganizing Fund’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Reorganizing Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Surviving Fund.  For the purposes of this sub-paragraph (h), a decline in the net asset value of the Reorganizing Fund shall not constitute a material adverse change.

i)
As of the date hereof, except as previously disclosed to the Surviving Fund in writing, and except as have been corrected as required by applicable law, and to the best of the Reorganizing Fund’s knowledge, there have been no material miscalculations of the net asset value of the Reorganizing Fund or the net asset value per share of any class or series of shares during the twelve-month period preceding the date hereof and preceding the Closing Date, and all such calculations have been made in accordance with the applicable provisions of the 1940 Act.

j)
The minute books and other similar records of the Reorganizing Fund as made available to the Surviving Fund prior to the execution of this Agreement contain a true and complete record of all action taken at all meetings and by all written consents in lieu of meetings of the shareholders of the Reorganizing Fund and of the Reorganizing Fund, the Reorganizing Fund’s Board of Directors and committees of the Reorganizing Fund’s Board of Directors. The stock transfer ledgers and other similar records of the Reorganizing Fund as made available to the Surviving Fund prior to the execution of this Agreement, and as existing on the Closing Date, accurately reflect all record transfers prior to the execution of this Agreement, or the Closing Date, as applicable, in the Reorganizing Fund Shares.

k)
The Reorganizing Fund has maintained, or caused to be maintained on its behalf, all books and records required of a registered investment company in compliance with the requirements of Section 31 of the 1940 Act and rules thereunder.

l)
All federal and other tax returns and reports of the Reorganizing Fund required by law to be filed, have been filed, and all federal and other taxes shown due on such returns and reports have been paid, or provision shall have been made for the payment thereof.  To the best of the Reorganizing Fund’s knowledge, no such return is currently under audit, and no assessment has been asserted with respect to such returns.

m)
All issued and outstanding Reorganizing Fund Shares are duly and validly issued and outstanding, fully paid and non-assessable by the Reorganizing Fund.  All of the issued and outstanding Reorganizing Fund Shares will, at the time of the Closing Date, be held by the persons and in the amounts set forth in the records of the Reorganizing Fund’s transfer agent as provided in paragraph 3.4.  The Reorganizing Fund has no outstanding options, warrants, or other rights to subscribe for or purchase any of the Reorganizing Fund Shares, and has no outstanding securities convertible into any of the Reorganizing Fund Shares.

n)
At the Closing Date, the Reorganizing Fund will have good and marketable title to the Reorganizing Fund’s assets to be transferred to the Surviving Fund pursuant to paragraph 1.2, and full right, power, and authority to sell, assign, transfer, and deliver such assets hereunder, free of any lien or other encumbrance, except those liens or encumbrances to which the Surviving Fund has received notice, and, upon delivery and payment for such assets, and the filing of any articles, certificates or other documents under the laws of the State of Maryland, the Surviving Fund will acquire good and marketable title, subject to no restrictions on the full transfer of such assets, other than such restrictions as might arise under the 1933 Act, and other than as disclosed to and accepted by the Surviving Fund.

o)
The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Reorganizing Fund.  This Agreement constitutes a valid and binding obligation of the Reorganizing Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

p)
The information to be furnished by the Reorganizing Fund for use in registration statements, and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations.

q)
From the effective date of the Registration Statement (as defined in paragraph 5.6), through the time of the Reorganization and on the Closing Date, any written information furnished by the Reorganizing Fund for use in the Registration Material (as defined in paragraph 5.6), or any other materials provided in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

r)
The Reorganizing Fund has qualified and elected to be treated as a “regulated investment company” under the Code (a “RIC”), as of and since its first taxable year; and qualifies and will continue to qualify as a RIC under the Code for its taxable year ending upon the Closing Date.

s)
No governmental consents, approvals, authorizations or filings are required under the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”), the 1940 Act or Maryland law for the execution of this Agreement by the Reorganizing Fund, except for the effectiveness of the Registration Statement, and the filing of any articles, certificates or other documents that may be required under Maryland law, and except for such other consents, approvals, authorizations and filings as have been made or received, and such consents, approvals, authorizations and filings as may be required subsequent to the Closing Date.  No consent, authority or other approval of the shareholders of the Reorganizing Fund is required to be obtained in connection with the consummation of the transactions contemplated in this Agreement.

t)
The Reorganizing Fund has complied and is in compliance in all material respects with the investment policies and restrictions set forth in its registration statement currently in effect. The value of the net assets of the Reorganizing Fund has been determined and is being determined using portfolio valuation methods that comply in all material respects with the methods described in its registration statement and the requirements of the 1940 Act.  There are no legal or governmental actions, investigations, inquiries, or proceedings pending or, to the Reorganizing Fund’s knowledge, threatened against the Reorganizing Fund that would question the right, power, or capacity of (i) the Reorganizing Fund to conduct its business as conducted now or at any time in the past, or (ii) the Reorganizing Fund’s ability to enter into this Agreement or to consummate the transactions contemplated by this Agreement.

 4.2           REPRESENTATIONS OF THE SURVIVING FUND.  Cash Trust Series, on behalf of the Surviving Fund, represents and warrants to the Reorganizing Fund, as follows:

a)	The Surviving Fund is a separate series of a corporation, duly organized, validly existing and in good standing under the laws of the State of Maryland.

b)
Cash Trust Series is registered as an open-end management investment company under the 1940 Act, Cash Trust Series’ registration with the Commission as an investment company under the 1940 Act is in full force and effect, the Surviving Fund’s shares are registered under the 1933 Act and such registration has not been revoked or rescinded and is in full force and effect.

c)
The current prospectus and statement of additional information of the Surviving Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations thereunder, and do not include any untrue statement of a material fact or omit to state any material fact required to be stated or necessary to make such statements therein, in light of the circumstances under which they were made, not misleading.

d)
The Surviving Fund is not, and the execution, delivery and performance of this Agreement will not, result in a violation of Cash Trust Series’ Articles of Incorporation or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Surviving Fund is a party or by which it is bound.

e)
Except as otherwise disclosed in writing to and accepted by the Reorganizing Fund, no litigation, administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Surviving Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business or the ability of the Surviving Fund to carry out the transactions contemplated by this Agreement.  The Surviving Fund knows of no facts that might form the basis for the institution of such proceedings and it is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transaction contemplated herein.

f)
The financial statements of the Surviving Fund as of May 31, 2009 and for the fiscal year then ended have been prepared in accordance with generally accepted accounting principles, and such statements (copies of which have been furnished to the Reorganizing Fund) fairly reflect the financial condition of the Surviving Fund as of such date, and there are no known contingent liabilities of the Surviving Fund as of such date that are not disclosed in such statements.

g)
The unaudited financial statements of the Surviving Fund as of November 30, 2009, and for the six months then ended have been prepared in accordance with generally accepted accounting principles, and such statements (copies of which have been furnished to the Reorganizing Fund) fairly reflect the financial condition of the Surviving Fund as of such date, and there are no known contingent liabilities of the Surviving Fund as of such date that are not disclosed in such statements.

h)
Since the date of the financial statements referred to in sub-paragraph (g) above, there have been no material adverse changes in the Surviving Fund’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Surviving Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Reorganizing Fund.  For the purposes of this sub-paragraph (h), a decline in the net asset value of the Surviving Fund shall not constitute a material adverse change.

i)
All federal and other tax returns and reports of the Surviving Fund required by law to be filed, have been filed, and all federal and other taxes shown due on such returns and reports have been paid, or provision shall have been made for the payment thereof.  To the best of the Surviving Fund’s knowledge, no such return is currently under audit, and no assessment has been asserted with respect to such returns.

j)
All issued and outstanding Surviving Fund Shares are duly and validly issued and outstanding, fully paid and non-assessable by the Surviving Fund.  The Surviving Fund has no outstanding options, warrants, or other rights to subscribe for or purchase any Surviving Fund Shares, and there are no outstanding securities convertible into any Surviving Fund Shares.

k)
The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Surviving Fund, and this Agreement constitutes a valid and binding obligation of the Surviving Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

l)
Surviving Fund Shares to be issued and delivered to the Reorganizing Fund for the account of the Reorganizing Fund Shareholders pursuant to the terms of this Agreement will, at the Closing Date, have been duly authorized.  When so issued and delivered, such shares will be duly and validly issued Surviving Fund Shares, and will be fully paid and non-assessable.

m)
The information to be furnished by the Surviving Fund for use in registration statements, and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations.

n)
From the effective date of the Registration Statement (as defined in paragraph 5.6), through the time of the Reorganization and on the Closing Date, any written information furnished by Cash Trust Series with respect to the Surviving Fund for use in the Registration Material (as defined in paragraph 5.6), or any other materials provided in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

o)
The Surviving Fund has qualified and elected to be treated as a RIC under the Code as of and since its first taxable year; and qualifies and shall continue to qualify as a RIC under the Code for its current taxable year.

p)
No governmental consents, approvals, authorizations or filings are required under the 1933 Act, the 1934 Act, the 1940 Act or Maryland law for the execution of this Agreement by Cash Trust Series, for itself and on behalf of the Surviving Fund, or the performance of the Agreement by Cash Trust Series, for itself and on behalf of the Surviving Fund, except for the effectiveness of the Registration Statement (as defined in paragraph 5.6) and the filing of any articles, certificates or other documents that may be required under Maryland law, and such other consents, approvals, authorizations and filings as have been made or received, and except for such consents, approvals, authorizations and filings as may be required subsequent to the Closing Date.

q)
The Surviving Fund has complied and is in compliance in all material respects with the investment policies and restrictions set forth in its registration statement currently in effect. The value of the net assets of the Surviving Fund has been determined and is being determined using portfolio valuation methods that comply in all material respects with the methods described in its registration statement and the requirements of the 1940 Act.  There are no legal or governmental actions, investigations, inquiries, or proceedings pending or, to the Surviving Fund’s knowledge, threatened against the Surviving Fund that would question the right, power, or capacity of (i) the Surviving Fund to conduct its business as conducted now or at any time in the past, or (ii) the Surviving Fund’s ability to enter into this Agreement or to consummate the transactions contemplated by this Agreement.

r)
The Surviving Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and any state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

ARTICLE V

COVENANTS OF THE SURVIVING FUND AND THE REORGANIZING FUND

 5.1           OPERATION IN ORDINARY COURSE.  The Surviving Fund and the Reorganizing Fund will each operate its respective business in the ordinary course between the date of this Agreement and the Closing Date, it being understood that such ordinary course of business will include customary dividends and shareholder purchases and redemptions.

 5.2           INVESTMENT REPRESENTATION.  The Reorganizing Fund covenants that the Surviving Fund Shares to be issued pursuant to this Agreement are not being acquired for the purpose of making any distribution, other than in connection with the Reorganization and in accordance with the terms of this Agreement.

 5.3           ADDITIONAL INFORMATION.  The Reorganizing Fund will assist the Surviving Fund in obtaining such information as the Surviving Fund reasonably requests concerning the beneficial ownership of the Reorganizing Fund’s shares.

 5.4           FURTHER ACTION.  Subject to the provisions of this Agreement, the Surviving Fund and the Reorganizing Fund will each take or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date.

 5.5           STATEMENT OF EARNINGS AND PROFITS.  As promptly as practicable, but in any case within sixty days after the Closing Date, the Reorganizing Fund shall furnish the Surviving Fund, in such form as is reasonably satisfactory to the Surviving Fund, a statement of the earnings and profits of the Reorganizing Fund for federal income tax purposes that will be carried over by the Surviving Fund as a result of Section 381 of the Code, and which will be certified by the Reorganizing Fund’s Treasurer.

 5.6           PREPARATION OF REGISTRATION STATEMENT AND INFORMATION STATEMENT.  Cash Trust Series will prepare and file with the Commission an information statement and registration statement on Form N-14 relating to the Surviving Fund Shares to be issued to shareholders of the Reorganizing Fund (the “Registration Statement”).  The Registration Statement on Form N-14 shall include an information statement and a prospectus of the Surviving Fund relating to the transaction contemplated by this Agreement.  The Registration Statement shall be in compliance with the 1933 Act, the 1934 Act and the 1940 Act, as applicable.  Each party will provide the other party with the materials and information necessary to prepare the registration statement on Form N-14 (the “Registration Materials”), for inclusion therein.

 5.7           PRE-CLOSING DIVIDEND.  On or before the Closing Date, the Reorganizing Fund shall have declared and paid to its shareholders of record a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing all of the Reorganizing Fund’s investment company taxable income (computed without regard to any deduction for dividends paid), if any, plus the excess, if any, of its interest income excludible from gross income under Section 103(a) of the Code over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for all taxable periods or years ending on or before the Closing Date, and all of its net capital gains realized (after reduction for any capital loss carry forward), if any, in all taxable periods or years ending on or before the Closing Date.

ARTICLE VI

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE REORGANIZING FUND

The obligations of the Reorganizing Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Surviving Fund of all the obligations to be performed by the Surviving Fund pursuant to this Agreement on or before the Closing Date, and, in addition, subject to the following conditions:

 All representations, covenants, and warranties of the Surviving Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.  The Surviving Fund shall have delivered to the Reorganizing Fund a certificate executed in the Surviving Fund’s name by Cash Trust Series’ President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Reorganizing Fund and dated as of the Closing Date, to such effect and as to such other matters as the Reorganizing Fund shall reasonably request.

ARTICLE VII

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE SURVIVING FUND

The obligations of the Surviving Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Reorganizing Fund of all the obligations to be performed by the Reorganizing Fund pursuant to this Agreement, on or before the Closing Date and, in addition, shall be subject to the following conditions:

 All representations, covenants, and warranties of the Reorganizing Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of such Closing Date.  The Reorganizing Fund shall have delivered to the Surviving Fund on such Closing Date a certificate executed in the Reorganizing Fund’s name by the Reorganizing Fund’s President and its Treasurer, in form and substance satisfactory to the Surviving Fund and dated as of such Closing Date, to such effect and as to such other matters as the Surviving Fund shall reasonably request.

 The Reorganizing Fund shall have delivered to the Surviving Fund a statement of the Reorganizing Fund’s assets and liabilities, together with a list of the Reorganizing Fund’s portfolio securities showing the tax costs of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Treasurer of the Reorganizing Fund.

 The condition to closing in Section 7.4.8 of the Agreement, dated March 3, 2010, by and between Federated Investors, Inc. and J.J.B. Hilliard, W. L. Lyons, LLC, relating to certain contribution, reimbursement and other payment obligations to the Reorganizing Fund, shall have been satisfied by J.J.B. Hilliard, W. L. Lyons, LLC or waived by Federated Investors, Inc. (and such contribution, reimbursement and other payment obligations satisfied by J.J.B. Hilliard, W. L. Lyons, LLC and Federated Investors, Inc.).

ARTICLE VIII

FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE

SURVIVING FUND AND REORGANIZING FUND

If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Reorganizing Fund or the Surviving Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

 8.1           All necessary Board of Directors approvals of this Agreement and the transactions contemplated herein shall have been obtained by the Funds in accordance with applicable law and each Fund’s governing documents.   No consent, authorization or other approval of the Reorganizing Fund Shareholders of this Agreement or the transactions contemplated herein shall be required.  Notwithstanding anything herein to the contrary, neither the Surviving Fund nor the Reorganizing Fund may waive the conditions set forth in this paragraph 8.1.

 8.2           On the Closing Date, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, or instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act.  Furthermore, no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with this Agreement or the transactions contemplated herein.

 8.3           All required consents of other parties and all other consents, orders, and permits of federal, state and local regulatory authorities (including those of the Commission and of State securities authorities, including any necessary “no-action” positions and exemptive orders from such federal and state authorities) to permit consummation of the transactions contemplated herein shall have been obtained, except where failure to obtain any such consent, order, or permit would not involve a risk of a material adverse effect on the assets or properties of the Surviving Fund or the Reorganizing Fund, provided that either party hereto may waive any such conditions for itself.

 8.4           The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness thereof shall have been issued.  The Registration Statement shall have been mailed to the Reorganizing Fund Shareholders consistent with applicable law.  To the best knowledge of the parties to this Agreement, no investigation or proceeding relating to the Registration Statement shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

 8.5           The parties shall have received an opinion of Reed Smith LLP substantially to the effect that for federal income tax purposes:

a)
The transfer of all or substantially all of the Reorganizing Fund’s assets to the Surviving Fund solely in exchange for Surviving Fund Shares (followed by the distribution of Surviving Fund Shares to the Reorganizing Fund Shareholders in dissolution and complete liquidation of the Reorganizing Fund) will constitute a “reorganization” within the meaning of Section 368(a) of the Code, and the Surviving Fund and the Reorganizing Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code.

b)	No gain or loss will be recognized by the Surviving Fund upon the receipt of the assets of the Reorganizing Fund solely in exchange for Surviving Fund Shares.

c)
No gain or loss will be recognized by the Reorganizing Fund upon the transfer of the Reorganizing Fund’s assets to the Surviving Fund solely in exchange for Surviving Fund Shares or upon the distribution (whether actual or constructive) of Surviving Fund Shares to Reorganizing Fund Shareholders in exchange for their Reorganizing Fund Shares.

d)	No gain or loss will be recognized by any Reorganizing Fund Shareholder upon the exchange of its Reorganizing Fund Shares for Surviving Fund Shares.

e)
The aggregate tax basis of the Surviving Fund Shares received by each Reorganizing Fund Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Reorganizing Fund Shares held by such Reorganizing Fund Shareholder immediately prior to the Reorganization.  The holding period of Surviving Fund Shares received by each Reorganizing Fund Shareholder will include the period during which the Reorganizing Fund Shares exchanged therefor were held by such shareholder, provided the Reorganizing Fund Shares are held as capital assets at the time of the Reorganization.

f)
The tax basis of the Reorganizing Fund’s assets acquired by the Surviving Fund will be the same as the tax basis of such assets to the Reorganizing Fund immediately prior to the Reorganization.  The holding period of the assets of the Reorganizing Fund in the hands of the Surviving Fund will include the period during which those assets were held by the Reorganizing Fund.

Such opinion shall be based on customary assumptions and such representations Reed Smith LLP may reasonably request, and the Reorganizing Fund and Surviving Fund will cooperate to make and certify the accuracy of such representations.  The foregoing opinion may state that no opinion is expressed as to the effect of the Reorganization on the Surviving Fund, the Reorganizing Fund or any Reorganizing Fund Shareholder with respect to any asset as to which unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting.  Notwithstanding anything herein to the contrary, neither the Surviving Fund nor the Reorganizing Fund may waive the conditions set forth in this paragraph 8.5.

ARTICLE IX

EXPENSES

The Reorganizing Fund and the Surviving Fund will not bear any expenses associated with their participation in the Reorganization, except as contemplated in this Article IX.  Federated Investment Management Company or its affiliates (collectively, “Federated”), and/or J.J.B. Hilliard, W. L. Lyons, LLC or its affiliates (collectively, “Hilliard”), will bear certain expenses associated with the Surviving Fund’s and Reorganizing Fund’s participation in the Reorganization as agreed between them.  Such reorganization expenses include:  (a) expenses associated with the preparation and filing of the Registration Materials; (b) postage; (c) printing; (d) accounting fees; (e) legal and accounting fees incurred in connection with the preparation of the Registration Materials; (f) other related administrative or operational costs; and (g) expenses incurred in connection with entering into and carrying out the provisions of this Agreement.  The Surviving Fund shall bear expenses associated with the qualification of Surviving Fund Shares for sale in the various states.  In addition, to the extent that any transition of portfolio securities is required in connection with the Reorganization, the Funds may incur transaction expenses associated with the purchase and/or sale of portfolio securities.  Notwithstanding the foregoing, Federated and Hilliard shall pay or assume only those expenses of the Reorganizing Fund that are solely and directly related to the Reorganization in accordance with the guidelines established in Rev. Rul. 73-54, 1973-1 C.B. 187.

ARTICLE X

ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

10.1           Cash Trust Series, on behalf of the Surviving Fund, and the Reorganizing Fund agree that neither party has made to the other party any representation, warranty and/or covenant not set forth herein, and that this Agreement constitutes the entire agreement between the parties.

10.2           Except as specified in the next sentence set forth in this paragraph 10.2, the representations, warranties, and covenants contained in this Agreement or in any document delivered pursuant to or in connection with this Agreement, shall not survive the consummation of the transactions contemplated hereunder.  The covenants to be performed after the Closing Date shall continue in effect beyond the consummation of the transactions contemplated hereunder.

ARTICLE XI

TERMINATION

This Agreement may be terminated by the mutual agreement of Cash Trust Series and the Reorganizing Fund.  In addition, either Cash Trust Series or the Reorganizing Fund may at its option terminate this Agreement at or before the Closing Date due to:

a)	a breach by the other of any representation, warranty, or agreement contained herein to be performed at or before the Closing Date, if not cured within 30 days;

b)	a condition herein expressed to be precedent to the obligations of the terminating party that has not been met and it reasonably appears that it will not or cannot be met; or

c)
a determination by a party’s Board of Directors, as appropriate, that the consummation of the transactions contemplated herein is not in the best interest of the Reorganizing Fund or Cash Trust Series, respectively, and notice given to the other party hereto.

In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of any of the Surviving Fund, the Reorganizing Fund, Cash Trust Series, or their respective Directors or officers, to the other party or its Directors or officers.
ARTICLE XII

AMENDMENTS

This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the officers of the Reorganizing Fund and Cash Trust Series as specifically authorized by their respective Board of Directors; no such amendment may have the effect of changing the provisions for determining the number of Surviving Fund Shares to be issued to the Reorganizing Fund Shareholders under this Agreement.
ARTICLE XIII

HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT;

LIMITATION OF LIABILITY

The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

This Agreement shall be governed by and construed in accordance with the laws of the State of Maryland.

This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but, except as provided in this paragraph, no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party.  Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, trust, or entitles other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

It is expressly agreed that the obligations of the Surviving Fund hereunder shall not be binding upon any of the Directors, shareholders, nominees, officers, employees or agents of Cash Trust Series personally, but shall bind only the property of the Surviving Fund, as provided in the Articles of Incorporation of Cash Trust Series.  The execution and delivery of this Agreement have been authorized by the Directors of Cash Trust Series on behalf of the Surviving Fund and signed by authorized officers of Cash Trust Series, acting as such.  Neither the authorization by such Directors nor the execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of the Surviving Fund as provided in the Articles of Incorporation of Cash Trust Series.

It is expressly agreed that the obligations of the Reorganizing Fund hereunder shall not be binding upon any of the Directors, shareholders, nominees, officers, employees or agents of the Reorganizing Fund personally, but shall bind only the property of the Reorganizing Fund, as provided in the Articles of Incorporation of the Reorganizing Fund.  The execution and delivery of this Agreement have been authorized by the Directors of the Reorganizing Fund and signed by authorized officers of the Reorganizing Fund, acting as such.  Neither the authorization by such Directors nor the execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of the Reorganizing Fund as provided in the Articles of Incorporation of the Reorganizing Fund.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

HILLIARD-LYONS GOVERNMENT FUND, INC.

By:

Name:

Title:

CASH TRUST SERIES, INC.
on behalf of its portfolio,
Government Cash Series

By:

Name:           John W. McGonigle

Title:           Secretary

ANNEX B

FINANCIAL HIGHLIGHTS

Hilliard Fund

The following table includes selected data for a share of capital stock outstanding through each period and other performance information derived from the financial statements.  The total returns in the table represent the rate that an investor would have earned on an investment in the Hilliard Fund (assuming reinvestment of all dividends and distributions).

	For the six months ended February 28, 2010 (UNAUDITED)		For the years ended August 31,

			2009		2008	2007	2006	2005

Net asset value, beginning
of period	$1.00		$1.00		$1.00	$1.00	$1.00	$1.00

Net investment income	—	*(a)	0.01	(a)	0.03	0.04	0.04	0.02	(a)

Total from investment
operations	—	*	0.01		0.03	0.04	0.04	0.02

Less distributions:
From net investment
income	(—	)*	(0.01)		(0.03)	(0.04)	(0.04)	(0.02)

Total distributions	(—	)*	(0.01)		(0.03)	(0.04)	(0.04)	(0.02)

Net asset value, end of
period	$1.00		$1.00		$1.00	$1.00	$1.00	$1.00

Total investment return	0.01%		0.79%		2.82%	4.56%	3.70%	1.70%

SUPPLEMENTAL DATA
Net assets, end of period
(000’s omitted)	$1,833,731		$2,004,157		$1,674,670	$1,643,031	$1,396,088	$1,378,492

RATIOS TO AVERAGE NET ASSETS
Operating expenses	0.28	%**(b)	0.58	%(c)	0.74%	0.76%	0.80%	0.79	%(d)
Net investment income	0.01	%**(b)	0.75	%(c)	2.76%	4.47%	3.64%	1.69	%(d)

(a)	Net of voluntary investment advisory, shareholder and administration services fee waivers by the Hilliard Adviser.
(b)
Net of voluntary investment advisory, shareholder and administration services fee waivers by the Hilliard Adviser. If the Fund had paid the full investment advisory, shareholder and administration services fees, the annualized ratios of expenses and net investment income (loss) to average net assets would have been 0.73% and (0.44)% respectively, for the six months ended February 28, 2010.

(c)
Net of voluntary investment advisory and administration services fee waivers by the Hilliard Adviser. If the Hilliard Fund had paid the full investment advisory fee and administration services fees, the ratios of expenses and net investment income to average net assets would have been 0.73% and 0.60% respectively, for the year ended August 31, 2009.

(d)
Net of voluntary investment advisory fee waiver by the Hilliard Adviser. If the Hilliard Fund had paid the full investment advisory fee, the ratios of expenses and net investment income to average net assets would have been unchanged at 0.79% and 1.69% respectively, for the year ended August 31, 2005.

*	Amount less than $0.005.
**	Annualized

Federated Fund

Financial Highlights

(For a Share Outstanding Throughout Each Period)
	Six Months Ended (unaudited) 11/30/2009	Year Ended May 31,
		2009	2008	2007	20061	2005
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Income From Investment Operations:
Net investment income	0.00002	0.0063	0.0324	0.0424	0.0302	0.0099
Net realized gain on investments	0.0001	—	—	—	—	—
TOTAL FROM INVESTMENT OPERATIONS	0.0001	0.0063	0.0324	0.0424	0.0302	0.0099
Less Distributions:
Distributions from net investment income	(0.0000)2	(0.0063)	(0.0324)	(0.0424)	(0.0302)	(0.0099)
Distributions from net realized gain on investments	(0.0001)	—	—	—	—	—
TOTAL DISTRIBUTIONS	(0.0001)	(0.0063)	(0.0324)	(0.0424)	(0.0302)	(0.0099)
Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Total Return3	0.01%	0.64%	3.29%	4.32%	3.06%	0.99%
Ratios to Average Net Assets:
Net expenses	0.40%4	1.00%	1.05%	1.05%	1.05%	1.05%
Net investment income	0.00%4,5	0.60%	3.08%	4.24%	2.98%	1.08%
Expense waiver/reimbursement6	0.70%4	0.11%	0.01%	0.03%	0.05%	0.02%
Supplemental Data:
Net assets, end of period (000 omitted)	$760,600	$946,354	$850,101	$549,287	$487,625	$546,590

1	Beginning with the year ended May 31, 2006, the Federated Fund was audited by Ernst & Young LLP. The previous year was audited by another independent registered public accounting firm.

2	Represents less than $0.0001.

3	Based on net asset value. Total returns for periods of less than one year are not annualized.

4	Computed on an annualized basis.

5	Represents less than 0.01%.

6	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

STATEMENT OF ADDITIONAL INFORMATION

June ___, 2010

RELATING TO THE ACQUISITION OF THE ASSETS OF

HILLIARD-LYONS GOVERNMENT FUND, INC.

500 West Jefferson Street
Louisville, Kentucky 40202-2823
Telephone No:  1-800-444-1854

BY AND IN EXCHANGE FOR SHARES OF

GOVERNMENT CASH SERIES
A portfolio of Cash Trust Series, Inc.

Federated Investors Funds
4000 Ericsson Drive
Warrendale, Pennsylvania  15086-7561
Telephone No:  1-800-341-7400

This Statement of Additional Information dated June _____, 2010, is not a prospectus.  A Prospectus/Information Statement dated June __, 2010, related to the above-referenced matter may be obtained from Cash Trust Series, Inc., on behalf of Government Cash Series, by writing or calling Cash Trust Series, Inc., at the address and telephone number shown above.  This Statement of Additional Information should be read in conjunction with such Prospectus/Information Statement.

TABLE OF CONTENTS

1.	Statement of Additional Information of Government Cash Series, a portfolio of Cash Trust Series, Inc., dated, July 31, 2009.

2	Statement of Additional Information of Hilliard-Lyons Government Fund, Inc., dated January 1, 2010.

3.	Audited Financial Statements of Government Cash Series, a portfolio of Cash Trust Series, Inc., dated May 31, 2009.

4.	Audited Financial Statements of Hilliard-Lyons Government Fund, Inc., dated August 31, 2009.

5.	Unaudited Financial Statements of Government Cash Series, a portfolio of Cash Trust Series, Inc., dated November 30, 2009.

6.	Unaudited Financial Statements of Hilliard-Lyons Government Fund, Inc., dated February 28, 2010.

7.	Pro Forma Financial Information for the acquisition of Hilliard-Lyons Government Fund, Inc. by Government Cash Series, a portfolio of Cash Trust Series, Inc.

INFORMATION INCORPORATED BY REFERENCE

The Statement of Additional Information of Government Cash Series, a portfolio of Cash Trust Series, Inc., dated July 31, 2009, is incorporated by reference to Cash Trust Series, Inc., Post-Effective Amendment No. 30 to its Registration Statement on Form N-1A (File No. 811-05843), which was filed with the Securities and Exchange Commission on or about July 28, 2009.  A copy may be obtained from Cash Trust Series, Inc., at 4000 Ericsson Drive, Warrendale, Pennsylvania 15086-756 or by calling 1-800-341-7400.

The Statement of Additional Information of Hilliard-Lyons Government Fund, Inc., dated January 1, 2010, is incorporated by reference to Hilliard-Lyons Government Fund, Inc., Post-Effective Amendment No. 31 to its Registration Statement on Form N-1A (File No.- 811-03070) which was filed with the Securities and Exchange Commission on or about December 28, 2009.  A copy may be obtained from the Hilliard-Lyons Government Fund, Inc. at 500 West Jefferson Street, Louisville, Kentucky 40202-2823 or by calling 1-800-444-1854.

The audited financial statements of Government Cash Series, a portfolio of Cash Trust Series, Inc., dated May 31, 2009, are incorporated by reference to the Annual Report to shareholders of Government Cash Series, which was filed with the Securities and Exchange Commission pursuant to Section 30(b) of the Investment Company Act of 1940, as amended, on or about July 29, 2009. A copy may be obtained from the Federated Investment Management Company at Federated Investors Funds, 4000 Ericsson Drive, Warrendale, Pennsylvania 15086-756 or by calling 1-800-341-7400.

The audited financial statements of Hilliard-Lyons Government Fund, Inc., dated August 31, 2009, are incorporated by reference to the Annual Report to shareholders of Hilliard-Lyons Government Fund, Inc., which was filed with the Securities and Exchange Commission pursuant to Section 30(b) of the Investment Company Act of 1940, as amended, on or about October 29, 2009.  A copy may be obtained from the Hilliard-Lyons Government Fund, Inc. at 500 West Jefferson Street, Louisville, Kentucky 40202-2823 or by calling 1-800-444-1854.

The unaudited financial statements of Government Cash Series, a portfolio of Cash Trust Series, Inc., dated November 30, 2009, are incorporated by reference to the Semi-Annual Report to shareholders of Government Cash Series, which was filed with the Securities and Exchange Commission pursuant to Section 30(b) of the Investment Company Act of 1940, as amended, on or about January 27, 2010.  A copy may be obtained from Cash Trust Series, Inc., at Federated Investors Funds, 4000 Ericsson Drive, Warrendale, Pennsylvania 15086-756 or by calling 1-800-341-7400.

The unaudited financial statements of Hilliard-Lyons Government Fund, Inc., dated February 28, 2010, are incorporated by reference to the Semi-Annual Report to shareholders of Hilliard-Lyons Government Fund, Inc., which was filed with the Securities and Exchange Commission pursuant to Section 30(b) of the Investment Company Act of 1940, as amended, on or about April 12, 2010.  A copy may be obtained from the Hilliard-Lyons Government Fund, Inc. at 500 West Jefferson Street, Louisville, Kentucky 40202-2823 or by calling 1-800-444-1854.

PRO FORMA FINANCIAL STATEMENTS FOR THE PERIOD ENDED NOVEMBER 30, 2009 (UNAUDITED)

INTRODUCTION

The accompanying unaudited Pro Forma Combining Portfolios of Investments, Statements of Assets and Liabilities and Statements of Operations (Pro Forma Financial Statements) reflect the accounts of Hilliard-Lyons Government Fund, Inc. (“Hilliard Fund”) and Government Cash Series (“Federated Fund”) a portfolio of Cash Trust Series, Inc. (the Hilliard Fund and Federated Fund individually are referred to as a “Fund” or collectively as the “Funds”), for the period ended November 30, 2009.  The Hilliard Fund will be reorganized into the Federated Fund as of the close of business on or about June 11, 2010. For the purposes of these Pro Forma Financial Statements, the financial information covers the period from December 1, 2008 to November 30, 2009.  These statements have been derived from the books and records utilized in calculating daily net asset values at November 30, 2009.

The Pro Forma Financial Statements give effect to the proposed exchange of assets of the Hilliard Fund for shares of the Federated Fund. Under generally accepted accounting principles, the Federated Fund will be the surviving entity for accounting purposes with its historical cost of investment securities and results of operations being carried forward.

The Pro Forma Financial Statements have been adjusted to reflect the anticipated advisory fee arrangement and expenses for the surviving entity. Certain other operating costs have also been adjusted to reflect anticipated expenses of the combined entity. Other costs which may change as a result of the reorganization are currently undeterminable.

Hilliard Fund
Federated Fund
Pro Forma Combining Portfolio of Investments
November 30, 2009 (unaudited)

		Federated				Federated
		Fund				Fund
Hilliard	Federated	Pro Forma		Hilliard	Federated	Pro Forma
Fund	Fund	Combined		Fund	Fund	Combined

Principal Amount				Value
GOVERNMENT AGENCIES - 60.5%
$357,100,000	$ 4,000,000	$361,100,000	(1) Federal Farm Credit System Floating Rate Notes, 0.133% - 0.750%, 12/8/2009 - 2/12/2010	$356,963,383	$4,000,000	$360,963,383
561,065,000	26,290,000	587,355,000	(2) Federal Home Loan Bank System Discount Notes, 0.020% - 0.850%, 12/14/2009 - 2/22/2010	561,031,135	26,278,025	587,309,160
638,580,000	122,500,000	761,080,000	(1) Federal Home Loan Bank System Floating Rate Notes, 0.094% - 0.830%, 12/1/2009 - 3/1/2010	638,551,453	122,486,958	761,038,411
0	53,150,000	53,150,000	Federal Home Loan Bank System Notes, 0.290% - 5.000%, 12/4/2009 - 12/27/2010	0	53,181,433	53,181,433
0	80,000,000	80,000,000	(2) Federal Home Loan Mortgage Corp. Discount Notes, 0.100% - 1.000%, 1/28/2010 - 5/10/2010	0	79,939,347	79,939,347
0	31,000,000	31,000,000	(1) Federal Home Loan Mortgage Corp. Floating Rate Notes, 0.135% - 0.490%, 12/1/2009 - 2/9/2010	0	30,997,830	30,997,830
0	7,000,000	7,000,000	Federal Home Loan Mortgage Corp. Notes, 4.125% - 7.000%, 3/15/2010 - 4/14/2010	0	7,125,916	7,125,916
0	19,500,000	19,500,000	(2) Federal National Mortgage Association Discount Notes, 0.130% - 0.540%, 1/5/2010 - 7/12/2010	0	19,485,452	19,485,452
0	23,000,000	23,000,000	(1) Federal National Mortgage Association Floating Rate Notes, 0.218% - 0.420%, 12/1/2009 - 2/12/2010	0	22,998,774	22,998,774
0	8,000,000	8,000,000	Federal National Mortgage Association Notes, 2.500% - 7.250%, 1/15/2010 - 4/9/2010	0	8,064,374	8,064,374
			TOTAL GOVERNMENT AGENCIES	1,556,545,971	374,558,109	1,931,104,080

FDIC GUARANTEED CORPORATE FLOATING RATE NOTES (3)(4) - 9.8%
48,600,000	0	48,600,000	American Express Bank, FSB, 1.092%, 12/10/2010	48,970,931	0	48,970,931
22,000,000	0	22,000,000	Bank of America NA, 0.331%, 7/29/2010	22,055,077	0	22,055,077
30,000,000	0	30,000,000	Bank of America NA, 0.330%, 9/13/2010	30,027,270	0	30,027,270
42,000,000	0	42,000,000	Citigroup Funding, Inc., 0.381%, 7/30/2010	42,030,668	0	42,030,668
64,400,000	0	64,400,000	General Electric Capital Corp., 0.379%, 3/11/2011	64,507,286	0	64,507,286
58,000,000	0	58,000,000	General Electric Capital Corp., 1.239%, 12/9/2011	59,005,380	0	59,005,380
20,000,000	0	20,000,000	Goldman Sachs Group, Inc., 0.379%, 3/15/2011	20,060,471	0	20,060,471
22,000,000	0	22,000,000	Goldman Sachs Group, Inc., 0.525%, 11/9/2011	22,078,712	0	22,078,712
17,500,000	0	17,500,000	KeyCorp, 0.949%, 12/15/2010	17,528,748	0	17,528,748
10,000,000	0	10,000,000	SunTrust Bank, 0.945%, 12/16/2010	10,015,518	0	10,015,518
			TOTAL FDIC GUARANTEED SECURITIES	336,280,061	0	336,280,061

U.S. TREASURY - 0.2%
0	18,250,000	18,250,000	(2) United States Treasury Bills, 0.445% - 0.483 , 4/1/2010	0	18,220,971	18,220,971

REPURCHASE AGREEMENTS - 13.9%
0	5,000,000	5,000,000	(5) Interest in $1,190,000,000 joint repurchase agreement 0.16%, dated 11/3/2009 under which BNP Paribas Securities Corp. will repurchase securities provided as collateral for $1,190,476,000 on 2/1/2010. The securities provided as collateral at the end of the period were U.S. Government Agency securities with various maturities to 9/1/2049 and the market value of those underlying securities was $1,215,808,282.	0	5,000,000	5,000,000
0	11,000,000	11,000,000	(5) Interest in $1,200,000,000 joint repurchase agreement 0.16%, dated 11/5/2009 under which BNP Paribas Securities Corp. will repurchase securities provided as collateral for $1,200,480,000 on 2/3/2010. The securities provided as collateral at the end of the period were U.S. Government Agency securities with various maturities to 12/1/2039 and the market value of those underlying securities was $1,224,141,440.	0	11,000,000	11,000,000
0	29,490,000	29,490,000	Interest in $7,564,000,000 joint repurchase agreement 0.17%, dated 11/30/2009 under which BNP Paribas Securities Corp. will repurchase securities provided as collateral for $7,564,035,719 on 12/1/2009. The securities provided as collateral at the end of the period were U.S. Government Agency and U.S. Treasury securities with various maturities to 10/1/2039 and the market value of those underlying securities was $7,715,316,434.	0	29,490,000	29,490,000
0	37,000,000	37,000,000	Interest in $3,000,000,000 joint repurchase agreement 0.17%, dated 11/30/2009 under which Bank of America N.A. will repurchase securities provided as collateral for $3,000,014,167 on 12/1/2009. The securities provided as collateral at the end of the period was a U.S. Government Agency security with a maturity of 6/1/2038 and the market value of this underlying security was $3,060,014,451.	0	37,000,000	37,000,000
0	26,000,000	26,000,000	(5) Interest in $1,700,000,000 joint repurchase agreement 0.10%, dated 1/22/2010 under which Barclays Capital, Inc. will repurchase securities provided as collateral for $1,700,273,889 on 1/22/2010. The securities provided as collateral at the end of the period were U.S. Government Agency securities with various maturities to 6/15/2048 and the market value of those underlying securities was $1,748,008,375.	0	26,000,000	26,000,000
0	37,000,000	37,000,000	Interest in $3,000,000,000 joint repurchase agreement 0.17%, dated 11/30/2009 under which Barclays Capital, Inc. will repurchase securities provided as collateral for $3,000,014,167 on 12/1/2009. The securities provided as collateral at the end of the period were U.S. Government Agency securities and a U.S. Treasury security with various maturities to 6/25/2045 and the market value of those underlying securities was $3,060,620,519.	0	37,000,000	37,000,000
0	12,000,000	12,000,000	(5) Interest in $1,125,000,000 joint repurchase agreement 0.11%, dated 11/17/2009 under which Credit Suisse First Boston Corp. will repurchase securities provided as collateral for $1,125,216,563 on 1/19/2010. The securities provided as collateral at the end of the period were U.S. Government Agency securities with various maturities to 8/25/2038 and the market value of those underlying securities was $1,158,799,823.	0	12,000,000	12,000,000
0	13,000,000	13,000,000	(5) Interest in $1,190,000,000 joint repurchase agreement 0.16%, dated 11/2/2009 under which Credit Suisse First Boston Corp. will repurchase securities provided as collateral for $1,190,054,224 on 2/2/2010. The securities provided as collateral at the end of the period were U.S. Government Agency securities with various maturities to 8/25/2038 and the market value of those underlying securities was $1,225,847,929.	0	13,000,000	13,000,000
0	26,000,000	26,000,000	(5) Interest in $2,380,000,000 joint repurchase agreement 0.11%, dated 11/17/2009 under which Deutsche Bank Securities, Inc. will repurchase securities provided as collateral for $2,380,421,789 on 1/15/2010. The securities provided as collateral at the end of the period were U.S. Government Agency securities with various maturities to 10/1/2039 and the market value of those underlying securities was $2,427,696,430.	0	26,000,000	26,000,000
0	12,000,000	12,000,000	(5) Interest in $800,000,000 joint repurchase agreement 0.12%, dated 11/17/2009 under which Goldman Sachs & Co. will repurchase securities provided as collateral for $800,157,333 on 1/15/2010. The securities provided as collateral at the end of the period were U.S. Government Agency securities with various maturities to 10/25/2039 and the market value of those underlying securities was $816,867,002.	0	12,000,000	12,000,000
0	8,000,000	8,000,000	(5) Interest in $725,000,000 joint repurchase agreement 0.12%, dated 10/28/2009 under which Goldman Sachs & Co. will repurchase securities provided as collateral for $725,177,625 on 12/31/2009. The securities provided as collateral at the end of the period were U.S. Government Agency securities with various maturities to 6/25/2039 and the market value of those underlying securities was $741,336,205.	0	8,000,000	8,000,000
0	37,000,000	37,000,000	Interest in $2,000,000,000 joint repurchase agreement 0.18%, dated 11/30/2009 under which Goldman Sachs & Co. will repurchase securities provided as collateral for $2,000,010,000 on 12/1/2009. The securities provided as collateral at the end of the period were U.S. Government Agency securities with various maturities to 9/1/2039 and the market value of those underlying securities was $2,040,010,200.	0	37,000,000	37,000,000
0	13,000,000	13,000,000	(5) Interest in $1,050,000,000 joint repurchase agreement 0.16%, dated 10/15/2009 under which ING Financial Markets LLC will repurchase securities provided as collateral for $1,050,420,000 on 1/4/2010. The securities provided as collateral at the end of the period were U.S. Government Agency securities with various maturities to 10/1/2044 and the market value of those underlying securities was $1,081,718,400.	0	13,000,000	13,000,000
0	7,000,000	7,000,000	(5) Interest in $400,000,000 joint repurchase agreement 0.16%, dated 10/19/2009 under which ING Financial Markets LLC will repurchase securities provided as collateral for $400,156,444 on 1/15/2010. The securities provided as collateral at the end of the period were U.S. Government Agency securities with various maturities to 5/25/2045 and the market value of those underlying securities was $412,079,925.	0	7,000,000	7,000,000
0	25,000,000	25,000,000	Interest in $1,000,000,000 joint repurchase agreement 0.18%, dated 11/30/2009 under which J.P. Morgan Securities, Inc. will repurchase securities provided as collateral for $1,000,005,000 on 12/1/2009. The securities provided as collateral at the end of the period were U.S. Treasury securities with various maturities to 8/1/2039 and the market value of those underlying securities was $1,020,000,819.	0	25,000,000	25,000,000
0	37,000,000	37,000,000	Interest in $100,000,000 joint repurchase agreement 0.18%, dated 11/30/2009 under which Mizuho Securities USA, Inc. will repurchase securities provided as collateral for $100,000,500 on 12/1/2009. The securities provided as collateral at the end of the period were U.S. Government Agency securities with various maturities to 9/1/2038 and the market value of those underlying securities was $102,000,510.	0	37,000,000	37,000,000
0	37,000,000	37,000,000	Interest in $3,350,000,000 joint repurchase agreement 0.17%, dated 11/30/2009 under which Morgan Stanley & Co., Inc. will repurchase securities provided as collateral for $3,350,015,819 on 12/1/2009. The securities provided as collateral at the end of the period were U.S. Government Agency securities with various maturities to 1/1/2048 and the market value of those underlying securities was $3,434,065,256.	0	37,000,000	37,000,000
			TOTAL REPURCHASE AGREEMENTS	0	372,490,000	372,490,000
			Total Investments (Amortized Cost $- 99.2%)(6)	1,892,826,032	765,269,080	2,658,095,112
			Other Assets and Liabilities - (0.1%)(7)	27,329,883	(4,668,812)	22,629,873
			Total Net Assets - 100%	$1,920,155,915	$760,600,268	$2,680,724,985

It is anticipated that Hilliard-Lyons Government Fund, Inc. may dispose some of its securities prior to the Reorganization.  The exact securities that will need to be disposed will not be known until closer to the Reorganization.

Note: The categories of investments are shown as a percentage of total net assets at November 30, 2009.

(1) Floating rate note with current rate and next reset date shown.

(2) Discount rate at time of purchase.

(3)  This debt is guaranteed under the Federal Deposit Insurance Corporation's (FDIC) Temporary Liquidity Guarantee Program (TLGP) and is backed by the full faith and credit of the United States.  Details of the TLGP can be found on the FDIC's website.

(4) The maturity date shown is either the readjustment date of the interest rate or the stated maturity date on the security.

(5) Although the repurchase date is more than seven days after the date of purchase, the Fund has the right to terminate the repurchase agreement at any time with seven-days' notice.

(6) Also represents cost for federal tax purposes.

(7) Assets, other than investments in securities, less liabilities.  The total for the Federated Fund Pro Forma Combined includes an adjustment of ($31,198) for prepaid expenses.  This adjustment reflects elimination of portion of prepaid expenses of the Hilliard Fund, the value of which would be written-down prior to, and would not transfer to the Federated Fund in connection with, the consummation of the Reorganization.   See Statement of Assets and Liabilities.

Various inputs are used in determining the value of each funds' investments. These inputs are summarized in the three broad levels listed below:

	Level 1 - quoted prices in active markets for identical securities
	Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.)
	Level 3 - significant unobservable inputs (including each fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

As of November 30, 2009, all investments of each fund utilize Level 2 inputs in valuing the fund's assets carried at fair value.

Hilliard Fund
Federated Fund
Pro Forma Combining Statements of Assets & Liabilities
November 30, 2009 (unaudited)

					Federated
					Fund
	Hilliard	Federated	Pro Forma		Proforma
	Fund	Fund	Adjustment		Combined
Assets:
Investments in repurchase agreements	$0	$372,490,000	$0		$372,490,000
Investments in securities	1,892,826,032	392,779,080	0		2,285,605,112
Investments in securities, at value	1,892,826,032	765,269,080	0		2,658,095,112
Cash	27,036,287	667,531	0		27,703,818
Income receivable	674,830	572,029	0		1,246,859
Receivable for shares sold	0	21,397	0		21,397
Prepaid expenses	54,323	0	(31,198)	(a)	23,125
Total assets	1,920,591,472	766,530,037	(31,198)		2,687,090,311
Liabilities:
Payable for investments purchased	0	5,748,787	0		5,748,787
Payable for shares redeemed	0	68,892	0		68,892
Income distribution payable	7,912	0	0		7,912
Capital gain distribution payable	0	7,424	0		7,424
Payable for investment adviser fee	0	4,332	0		4,332
Payable for shareholder services fees	326,291	0	0		326,291
Accrued expenses	101,354	100,334	0		201,688
Total liabilities	435,557	5,929,769	0		6,365,326
Net Assets	$1,920,155,915	$760,600,268	($31,198)		$2,680,724,985
Net Assets Consists of:
Paid-in capital	$1,920,155,915	$760,573,886	($31,198)	(a)	2,680,698,603
Accumulated net realized gain on investments	0	29,148	0		29,148
Undistributed net investment income	0	(2,766)	0		(2,766)
Total Net Assets	$1,920,155,915	$760,600,268	($31,198)		$2,680,724,985

Net Asset Value, Offering Price and Redemption Proceeds Per Share
Net Assets	$1,920,155,915	$ 760,600,268	($31,198)	(a)	$2,680,724,985
Shares Outstanding	1,920,155,915	760,573,886			2,680,729.801
Shares Authorized	2,500,000,000	12,500,000,000			12,500,000,000
Net Asset Value Per Share	$1.00	$1.00			$1.00
Offering Price Per Share *	$1.00	$1.00			$1.00
Redemption Proceeds Per Share **	$1.00	$1.00			$1.00

Investments, at cost	1,892,826,032	$765,269,080	$0		$2,658,095,112

(a) Adjustment to reflect elimination of portion of prepaid expenses of the Hilliard Fund, the value of which would be written-down prior to, and would not transfer to the Federated Fund in connection with, the consummation of the Reorganization.

Hilliard Fund
Federated Fund
Pro Forma Combining Statements of Operations
For the year ended November 30, 2009 (unaudited)

					Federated
					Fund
	Hilliard	Federated	Pro Forma		Proforma
	Fund	Fund	Adjustment		Combined
Investment Income:
Interest	$ 16,691,950	$ 7,293,421	0		$23,985,371
Total Investment Income:	16,691,950	7,293,421	0		23,985,371
Expenses:
Investment adviser fee	5,712,846	4,776,280	4,462,846	(a)	14,951,972
Administrative personnel and services fee	3,663,250	741,247	(2,083,951)	(b)	2,320,546
Custodian fees	256,310	47,566	(204,116)	(c)	99,760
Transfer and dividend disbursing agent fees and expenses	48,215	1,137,792	1,709,740	(d)	2,895,747
Directors'/Trustees' fees	128,840	9,805	(104,470)	(e)	34,175
Auditing fees	0	17,951	549	(f)	18,500
Legal fees	0	4,551	2,204	(g)	6,755
Portfolio accounting fees	0	124,616	38,384	(h)	163,000
Professional fees	100,405	0	(100,405)	(i)	0
Distribution services fee	0	955,256	2,035,138	(j)	2,990,394
Shareholder services fee	4,180,436	2,387,061	905,111	(k)	7,472,608
Account administation fee	0	1,078			1,078
Share registration costs	73,875	81,646	(14,553)	(l)	140,968
Printing and postage	458,314	42,981	(328,160)	(m)	173,135
Insurance premiums	0	6,528	4,472	(n)	11,000
Taxes	0	86,844	137,436	(o)	224,280
Miscellaneous	0	320,890	0		320,890
Total Expenses	14,622,491	10,742,092	6,460,225		31,824,808
Waivers and Reduction--
Waiver of investment adviser fee	(4,253,665)	(1,756,307)	5,773,731	(p)	(236,241)
Waiver of administrative personnel and services fee	(610,769)	(14,298)	580,211	(q)	(44,856)
Waiver of distribution services fee	0	(524,439)	(1,117,298)	(r)	(1,641,737)
Waiver of shareholder services fee	(7,488)	(1,693,333)	(4,169,198)	(s)	(5,870,019)
Reimbursement of shareholder services fee	0	(14,881)	(31,703)	(t)	(46,584)
Total Waivers and Reimbursements	(4,871,922)	(4,003,258)	1,035,743		(7,839,437)
Net Expenses	9,750,569	6,738,834	7,495,968		23,985,371
Net investment income	6,941,381	554,587	(7,495,968)		0
Net realized gain on investments	0	56,355	0		56,355
Change in net assets resulting from operations	$6,941,381	$610,942	($7,495,968)		$56,355

(See Note 6 from Notes to Pro Forma Financial Statements for more information regarding pro forma adjustments)

Hilliard Fund
Federated Fund
Notes to Pro Forma Financial Statements
For the Year Ended November 30, 2009 (unaudited)

Note 1. Description of the Funds

Hilliard-Lyons Government Fund, Inc. (the “Hilliard Fund”), is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company.  The Hilliard Fund consists of one class of shares.  Government Cash Series (the “Federated Fund”), a series of Cash Trust Series, Inc., is registered under the Act as an open-end, management investment company.  The Federated Fund consists of one class of shares.

Note 2. Basis of Combination

The accompanying unaudited Pro Forma Combining Portfolios of Investments, Statements of Assets and Liabilities and Statements of Operations (Pro Forma Financial Statements) reflect the accounts of the Hilliard Fund and the Federated Fund  (the Hilliard Fund and the Federated Fund individually are referred to as a “Fund”, or collectively as the “Funds”), for the year ended November 30, 2009.  These statements have been derived from the books and records utilized in calculating daily net asset values at November 30, 2009.

The Pro Forma Financial Statements should be read in conjunction with the historical financial statements of the Hilliard Fund and the Federated Fund, which have been incorporated by reference in the Statement of Additional Information.  The Funds follow generally accepted accounting principles in the United States of America applicable to management investment companies which are disclosed in the historical financial statements.

The Pro Forma Financial Statements give effect to the proposed exchange of assets of the Hilliard Fund for shares of the Federated Fund.  Under generally accepted accounting principles, the Federated Fund will be the surviving entity for accounting purposes with its historical cost of investment securities and results of operations being carried forward.

The Pro Forma Financial Statements have been adjusted to reflect the anticipated advisory fee arrangement for the surviving entity, if necessary.  Certain other operating costs have also been adjusted to reflect anticipated expenses of the combined entity.  Other costs which may change as a result of the reorganization are currently undeterminable.

For the year ended November 30, 2009, the Hilliard Fund and the Federated Fund paid investment advisory fees computed at the annual rate of 0.28% and 0.50%, respectively, as a percentage of average daily net assets.

Federated Investors, Inc. and/or one of its affiliates and J.J.B. Hilliard, W.L. Lyons, LLC and/or its affiliates, as mutually agreed between them, will pay the direct expenses and all the indirect expenses of the proposed reorganization except as provided in Article IX of the Agreement and Plan of Reorganization entered into between the Hilliard Fund and Cash Trust Series Inc., on behalf of its portfolio, the Federated Fund.

Note 3. Portfolio Valuation

Securities are valued at amortized cost.  Under the amortized cost valuation method, an investment is valued initially at its cost as determined in accordance with U.S. generally accepted accounting principles.  The Funds then adjust the amount of interest income accrued each day over the term of the investment to account for any difference between the initial cost of the investment and the amount payable at its maturity.  If amortized cost is determined not to approximate market value, the fair value of the portfolio securities will be determined under procedures established by and under the general supervision of the Board of Directors.

Note 4. Shares of Beneficial Interest

The Pro Forma net asset value per share assumes the issuance of 1,920,155,915 shares of the Federated Fund in exchange for 1,920,155,915 shares of the Hilliard Fund which would have been outstanding at November 30, 2009 in connection with the proposed reorganization, assuming the two Funds had been combined as of such date.

Note 5. Federal Income Taxes

Each Fund has elected to be taxed as a “regulated investment company” under the Internal Revenue Code. After the acquisition, the Federated Fund intends to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the Subchapter M provision of the Internal Revenue Code and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary.  As of and during the year ended May 31, 2009, the Federated Fund did not have a liability for any uncertain tax positions.  The Federated Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations.  As of November 30, 2009, tax years 2006 through 2009 remain subject to examination by the Federated Fund’s major tax jurisdictions, which include the United States of America, the State of Maryland and the Commonwealth of Pennsylvania.

The identified cost of investments for the funds is substantially the same for both financial accounting and federal income tax purposes. The tax cost of investments will remain unchanged for the Pro Forma Combined.

Note 6. Pro Forma Adjustments

(a)
 J.J.B. Hilliard, W.L. Lyons, LLC is the investment adviser for the Hilliard Fund.  The advisory agreement was approved by the Board of Directors of the Hilliard Fund on December 17, 2007, and by shareholders of the Hilliard Fund on April 17, 2008, and shall continue in effect for a period of two years.  [The Board of the Hilliard Fund approved the renewal of the advisory agreement for an additional one year period at its meeting on March 18, 2010.]  The advisory agreement between the Hilliard Fund and the investment adviser provides an annual fee equal to ½ of 1% on the first $200 million of average daily net assets, ⅜ of 1% on the next $100 million of average daily net assets and ¼ of 1% on the average daily net assets in excess of $300 million.  The investment adviser of the Hilliard Fund has agreed to reimburse the Hilliard Fund if total operating expenses of the Hilliard Fund, excluding taxes, all brokers’ commissions and other normal charges incident to the purchase and sale of portfolio securities, interest and extraordinary expenses, exceed on an annual basis 1.50% on the first $30 million of average daily net assets and 1.00% on the average daily net assets over $30 million

Federated Investment Management Company is the investment adviser for the Federated Fund.  The advisory agreement between the Federated Fund and the investment adviser provides for an annual fee equal to 0.50% of the Federated Fund’s average daily net assets.  The investment adviser may voluntarily choose to waive any portion of its fee. The adviser can modify or terminate this voluntary waiver at any time.  An adjustment to the combined investment adviser fee reflects the fee structure of the Federated Fund on the average daily net assets of the Federated Fund Pro Forma Combined.

(b)
The Hilliard Fund has entered into a separate Omnibus Account Agreement (the “Omnibus Agreement”) with its investment adviser to provide shareholder and administration services to the Hilliard Fund.  Under the Omnibus Agreement, the investment advisor receives an administration services fee from the Hilliard Fund at the annual rate of 0.18% on the Hilliard Fund’s average daily net assets.

Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Federated Fund with certain administrative personnel and services necessary to operate the Federated Fund.  The fee paid to FAS is based on the average aggregate daily net assets of certain Federated funds.  The administrative fee received during any fiscal year shall be at least $150,000 per portfolio and $40,000 per each additional class of shares.  An adjustment to the combined administrative personnel and services fee reflects the fee structure of the Federated Fund on the daily net assets of the Federated Fund Pro Forma Combined.

(c)	Adjustment to reflect custodian fees based upon the current expense structure for the Federated Fund Pro Forma Combined.

(d)	Adjustment to reflect transfer and dividend disbursing agent fees and expenses based upon the current expense structure for the Federated Fund Pro Forma Combined.

(e)	Adjustment to reflect Directors’/Trustees fees based upon the current expense structure for the Federated Fund Pro Forma Combined.

(f)	Adjustment to reflect auditing fees based upon the current expense structure for the Federated Fund Pro Forma Combined.

(g)	Adjustment to reflect legal fees based upon the current expense structure for the Federated Fund Pro Forma Combined.

(h)	Adjustment to reflect portfolio accounting fees based upon the current expense structure for the Federated Fund Pro Forma Combined.

(i)
The Hilliard Fund disclosed expenses accrued as professional fees, which the Federated Fund disclosed separately as auditing fees, legal fees and portfolio accounting fees.  Adjustment to remove the professional fees that are not applicable for the Federated Fund Pro Forma Combined.

(j)
The Federated Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Act.  Under the terms of the Plan, the Federated Fund will reimburse Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Federated Fund to finance activities intended to result in the sale of these shares.  The Plan provides that the Federated Fund may incur distribution expenses of up to 0.35% of average daily net assets, annually, to reimburse FSC.  The Hilliard Fund does not charge a distribution services fee.  Adjustment to reflect distribution services fees resulting from the exchange of shares of the Hilliard Fund for shares of the Federated Fund.

(k)
For its services to the Hilliard Fund under the Omnibus Agreement, its investment adviser receives a shareholder services fee from the Hilliard Fund at the annual rate of 0.25% on the first $1.25 billion of average daily net assets, 0.15% on the net $250 million of average daily net assets, 0.13% on the next $500 million of average daily net assets, 0.10% on the next $250 million of average daily net assets and 0.05% on average daily net assets exceeding $2.25 billion.

The Federated Fund may pay fees (Service Fees) up to 0.25% of the average daily net assets of the Federated Fund’s shares to financial intermediaries or to Federated Shareholder Services Company (FSSC) for providing services to shareholders and maintaining shareholder accounts.  An adjustment to the combined shareholder services fee reflects the fee structure of the Federated Fund on the daily net assets of the Federated Fund Pro Forma Combined.

(l)	Adjustment to reflect share registration costs based upon the current expense structure for the Federated Fund Pro Forma Combined.

(m)	Adjustment to reflect printing and postage costs based upon the current expense structure for the Federated Fund Pro Forma Combined.

(n)	Adjustment to reflect insurance premiums based upon the current expense structure for the Federated Fund Pro Forma Combined.

(o)	Adjustment to reflect taxes based upon the current expense structure for the Federated Fund Pro Forma Combined.

(p)	Adjustment to reflect the reduction of voluntary waiver of investment advisory fees on the average daily net assets of the Federated Fund Pro Forma Combined.

(q)	Adjustment to reflect the voluntary waiver of administrative personnel and services fee on the average daily net assets of the Federated Fund Pro Forma Combined.

(r)	Adjustment to reflect the voluntary waiver of distribution services fee on the average daily net assets of the Federated Fund Pro Forma Combined.

(s)	Adjustment to reflect the voluntary waiver of shareholder services fee on the average daily net assets of the Federated Fund Pro Forma Combined.

(t)	Adjustment to reflect the voluntary reimbursement of shareholder services fee on the average daily net assets of the Federated Fund Pro Forma Combined.

HILLIARD-LYONS GOVERNMENT FUND, INC.

Investment Adviser, Administrator and  Distributor
J.J.B. Hilliard, W.L. Lyons, LLC
500 West Jefferson Street
Louisville, Kentucky 40202-2823

Part C.             Other Information

Item 15. Indemnification

Indemnification is provided to Directors and officers of the Registrant pursuant to the Registrant's Articles of Incorporation and Bylaws, except where such indemnification is not permitted by law.  However, the Articles of Incorporation and Bylaws do not protect the Directors or officers from liability based on willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office.  Directors and officers of the Registrant are insured against certain liabilities, including liabilities arising under the Securities Act of 1933 (the "Act").

Insofar as indemnification for liabilities arising under the Act may be permitted to Directors, officers, and controlling persons of the Registrant by the Registrant pursuant to the Articles of Incorporation or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable.  In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by Directors, officers, or controlling persons of the Registrant in connection with the successful defense of any act, suit, or proceeding) is asserted by such Directors, officers, or controlling persons in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Insofar as indemnification for liabilities may be permitted pursuant to Section 17 of the Investment Company Act of 1940 for Directors, officers, or controlling persons of the Registrant by the Registrant pursuant to the Articles of Incorporation or otherwise, the Registrant is aware of the position of the Securities and Exchange Commission as set forth in Investment Company Act Release No. IC-11330.  Therefore, the Registrant undertakes that in addition to complying with the applicable provisions of the Articles of Incorporation or otherwise, in the absence of a final decision on the merits by a court or other body before which the proceeding was brought, that an indemnification payment will not be made unless in the absence of such a decision, a reasonable determination based upon factual review has been made (i) by a majority vote of a quorum of non-party Directors who are not interested persons of the Registrant or (ii)  by independent legal counsel in a written opinion that the indemnitee was not liable for an act of willful misfeasance, bad faith, gross negligence, or reckless disregard of duties.  The Registrant further undertakes that advancement of expenses incurred in the defense of a proceeding (upon undertaking for repayment unless it is ultimately determined that indemnification is appropriate) against an officer, Director, or controlling person of the Registrant will not be made absent the fulfillment of at least one of the following conditions:  (i) the indemnitee provides security for his undertaking; (ii) the Registrant is insured against losses arising by reason of any lawful advances; or (iii) a majority of a quorum of disinterested non-party Director or independent legal counsel in a written opinion makes a factual determination that there is reason to believe the indemnitee will be entitled to indemnification.

Item 16.  Exhibits

1.1	Conformed copy of Articles of Incorporation	(7)

2.1	Copy of Amended Bylaws	(9)
2.2	Amendment No.(s)	(10)
2.3	Amendment No. 4	(14)
2.4	Amendment No. 5	(15)
2.5	Amendment No. 6	(16)
2.6	Amendment Nos. 7 and 8	(17)

3	Not applicable

4	Form of Plan of Reorganization	+

5	Not applicable

6.1	Conformed copy of Investment Advisory Contract including Exhibits A, B, C and D of the Registrant	(7)
6.2	Conformed copy of Amendment to Investment Advisory Contract of the Registrant	(13)

7.1	Conformed copy of Distributor's Contract including Exhibits A, B, C, and D of the registrant	(10)
7.2	Conformed copy of Amendment dated June 1, 2001 to Distributor’s Contract of the Registrant	(13)
7.3	Conformed copy of Amendment dated October 1, 2003 to Distributor’s Contract of the Registrant	(15)
7.4
The Registrant hereby incorporates the conformed copy of the specimen Mutual Funds Sales and Service Agreement; Mutual Funds Service Agreement; and Plan Trustee/Mutual Funds Service Agreement from Item 24(b)(6) of the Cash Trust Series II Registration Statement on Form N-1A, filed with the Commission on July 24, 1995. (File Nos. 33-38550 and 811-6269).

8	Not applicable

9.1	Conformed copy of Custodian Contract of the Registrant	(10)
9.2	Conformed copy of Custodian Fee Schedule	(10)
9.3	Conformed copy of Amendment to Custodian Contract of the Registrant	(14)

10.1	Conformed copy of Amended and Restated Distribution Plan including Exhibit A of the Registrant	(15)
10.2	The responses described in Item 23(e)(iv) are hereby incorporated by reference.

11	Form of Opinion and Consent of Counsel regarding the legality of Shares being issued	+

12	Form of Opinion regarding tax consequences of Reorganization; (to be filed by amendment)

13.1
The Registrant hereby incorporates by reference the conformed copy of the Agreement for Administrative Services with Exhibit 1 and Amendments 1 and 2 attached, between Federated Administrative Services and the Registrant from Item 23(h)(iv) of the Federated Total Return Series, Inc. Registration Statement on Form N-1A, filed with the Commission on November 29, 2004. (File Nos. 33-50773 and 811-7115)

13.2	Conformed copy of Amendment No. 3 to Agreement for Administrative Services between Federated Administrative Services Company and the Registrant dated June 1, 2005	(16)
13.3
The Registrant hereby incorporates the conformed copy of Transfer Agency and Service Agreement between the Federated Funds listed on Schedule A revised 3/1/06 and State Street Bank and Trust Company from Item 23(h)(ix)of the Federated Total Return Government Bond Fund Registration Statement on Form N-1A, filed with the Commission on April 26, 2006. (File Nos. 33-60411 and 811-07309)

13.4
The Registrant hereby incorporates the conformed copy of the Financial Administration and Accounting Services Agreement, with attached Exhibit A revised 3/1/06 from Item (h) (viii) of Federated Total Return Government Bond Fund. Registration Statement on Form N-1A, filed with the Commission on April 26, 2006 (File Nos. 33-60411 and 811-07309)

13.5	Conformed copy of the Financial Administration and Accounting Services Agreement, with attached Exhibit A revised 6/30/04	(15)
13.6	The responses described in Item 23(e)(iv) are hereby incorporated by reference
13.7	Conformed copy of the Financial Administration and Accounting Services Agreement, with attached Exhibit A revised 6/1/07	(18)
13.8	Conformed copy of Transfer Agency and Service Agreement dated July 1, 2004

14.1	Conformed copy of Consent of Hilliard-Lyons Government Fund, Inc’s Independent Registered Public Accounting Firm	+
14.2	Conformed copy of Consent of Registrant’s Independent Registered Public Accounting Firm	+

15	Not Applicable

16.1	Conformed copy of Certification of Resolutions adopted by the Board of Directors	+
16.2	Conformed copy of Power of Attorney of the Registrant	+

ALL RESPONSES ARE INCORPORATED BY REFERENCE TO A POST-EFFECTIVE AMENDMENT (PEA) OF THE REGISTRANT FILED ON FORM N-1A (FILE NOS. 33-29838. and 811-5843)
1	Initial Registration Statement filed July 13, 1989
2	PEA No. 1 filed August 14, 1989
3	PEA No. 1 filed December 6, 1989
7	PEA No. 9 filed September 23, 1993
9	PEA No. 13 filed September 27, 1995
10	PEA No. 18 filed September 28, 1998
12	PEA No. 21 filed September 28, 2000
13	PEA No. 23 filed July 25, 2002
14	PEA No. 24 filed July 29, 2003
15	PEA No. 25 filed July 29, 2004
16	PEA No. 26 filed July 27, 2005
17	PEA No. 27 filed July 28, 2006
18	PEA No. 28 filed July 27, 2007
19	PEA No. 29 filed July 28, 2008

Item 17 Undertakings:
(1)           The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2)           The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new Registration Statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3)           The undersigned Registrant agrees to file by Post-Effective Amendment the opinion of counsel regarding the tax consequences of the proposed reorganization required by Item 16(12) of Form N-14 within a reasonable time after receipt of such opinion.

Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant, CASH TRUST SERIES, INC., has duly caused this Registration Statement on Form N-14 to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Pittsburgh and Commonwealth of Pennsylvania, on the 16th day of April 2010.

CASH TRUST SERIES, INC.
BY: /s/ Leslie K. Ross Leslie K. Ross, Assistant Secretary April 16, 2010
Pursuant to the requirements of the Securities Act of 1933, this Amendment to its Registration Statement has been signed below by the following person in the capacity and on the date indicated:

NAME	TITLE	DATE
BY: /s/ Leslie K. Ross Leslie K. Ross, Assistant Secretary	Attorney In Fact For the Persons Listed Below	April 16, 2010
John F. Donahue *	Director	April 16, 2010
Richard B. Fisher	Vice Chairman	April 16, 2010
J. Christopher Donahue *	President and Director (Principal Executive Officer)	April 16, 2010
Richard A. Novak*	Treasurer (Principal Financial Officer)	April 16, 2010
John T. Conroy, Jr.*	Director	April 16, 2010
Nicholas P. Constantakis*	Director	April 16, 2010
John F. Cunningham*	Director	April 16, 2010
Maureen Lally-Green*	Director	April 16, 2010
Peter E. Madden	Director	April 16, 2010
Charles F. Mansfield, Jr.		April 16, 2010
R. James Nicholson*	Director	April 16, 2010
Thomas O’Neill*	Director	April 16, 2010
John S. Walsh*	Director	April 16, 2010
James F. Will*	Director	April 16, 2010
*By Power of Attorney